                                                                   EXHIBIT 10.33



                                                               EXECUTION COPY

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                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                October 30, 1997

                                      among

                          CHICAGO MINIATURE LAMP, INC.,

                           ITS DOMESTIC SUBSIDIARIES,

                          THE GUARANTORS PARTY HERETO,

                    THE SPECIAL CREDIT PARTIES PARTY HERETO,

                            THE LENDERS PARTY HERETO,

                               ABN AMRO BANK N.V.,
                             CORESTATES BANK, N.A.,

                                       and

                            FIRST UNION NATIONAL BANK
                                  as Co-Agents,

                         FLEET NATIONAL BANK as Manager

                                       and

                                BANKBOSTON, N.A.,
                     as Administrative and Documentary Agent

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



                                Table of Contents
                                -----------------

ARTICLE I.......................................................................................................  1
         Definitions............................................................................................  1
                  1.1      Defined Terms........................................................................  1
                  1.2      Classification of Loans and Borrowings............................................... 25
                  1.3      Terms Generally...................................................................... 25
                  1.4      Accounting Terms; GAAP............................................................... 26
                  1.5      Multiple Borrowers................................................................... 26

ARTICLE II...................................................................................................... 26
         The Credits............................................................................................ 26
                  2.1      Revolving Credit Commitments......................................................... 26
                  2.2      Loans and Borrowings................................................................. 27
                  2.3      Requests for Borrowings.............................................................. 28
                  2.4      Letters of Credit and Bank Guaranties................................................ 29
                  2.5      Funding of Borrowings................................................................ 33
                  2.6      Interest Elections................................................................... 37
                  2.7      Termination and Reduction of Commitments............................................. 38
                  2.8      Swing Loan Facility.................................................................. 39
                  2.9      Repayment of Loans; Evidence of Debt................................................. 42
                  2.10     Prepayment of Loans.................................................................. 43
                  2.11     Fees................................................................................. 46
                  2.12     Interest............................................................................. 48
                  2.13     Alternate Rate of Interest........................................................... 49
                  2.14     Increased Costs...................................................................... 49
                  2.15     Break Funding Payments............................................................... 50
                  2.16     Taxes................................................................................ 51
                  2.17     Payments Generally: Pro Rata Treatment; Sharing of Set-Offs.......................... 52
                  2.18     Mitigation Obligations; Replacement of Lenders....................................... 54

ARTICLE III..................................................................................................... 55
         Guaranty by Guarantors................................................................................. 55
                  3.1      The Guaranty......................................................................... 55
                  3.2      Obligations Unconditional............................................................ 56
                  3.3      Reinstatement........................................................................ 56
                  3.4      Subrogation.......................................................................... 57
                  3.5      Remedies............................................................................. 57
                  3.6      Instrument for the Payment of Money.................................................. 57
                  3.7      Continuing Guaranty.................................................................. 57
                  3.8      Rights of Contribution............................................................... 57
                  3.9      General Limitation on Guaranty Obligations........................................... 58
                  3.10     Release of Collateral and Guaranties................................................. 58

ARTICLE IV...................................................................................................... 59
         Representations and Warranties......................................................................... 59

                  4.1      Organization; Powers................................................................. 59
                  4.2      Authorization; Enforceability........................................................ 59
                  4.3      Governmental Approvals; No Conflicts................................................. 59
                  4.4      Financial Condition; No Material Adverse Change...................................... 59
                  4.5      Properties........................................................................... 61
                  4.6      Litigation and Environmental Matters................................................. 61
                  4.7      Compliance with Laws and Agreements.................................................. 62
                  4.8      Investment and Holding Company Status................................................ 62
                  4.9      Taxes................................................................................ 62
                  4.10     ERISA................................................................................ 62
                  4.11     Disclosure........................................................................... 63
                  4.12     Capitalization....................................................................... 63
                  4.13     Subsidiaries......................................................................... 63
                  4.14     Material Indebtedness, Liens and Agreements.......................................... 64
                  4.15     Federal Reserve Regulations.......................................................... 65
                  4.16     Burdensome Restrictions.............................................................. 65
                  4.17     Force Majeure........................................................................ 65
                  4.18     Labor Relations...................................................................... 65

ARTICLE V....................................................................................................... 66
         Conditions............................................................................................. 66
                  5.1      Effective Date....................................................................... 66
                  5.2      Each Extension of Credit............................................................. 73

ARTICLE VI...................................................................................................... 73
         Affirmative Covenants.................................................................................. 74
                  6.1      Financial Statements and Other Information........................................... 74
                  6.2      Notices of Material Events........................................................... 75
                  6.3      Existence; Conduct of Business....................................................... 76
                  6.4      Payment of Obligations............................................................... 76
                  6.5      Maintenance of Properties; Insurance................................................. 77
                  6.6      Books and Records; Inspection Rights................................................. 77
                  6.7      Fiscal Year.......................................................................... 77
                  6.8      Compliance with Laws................................................................. 77
                  6.9      Compliance with Agreements........................................................... 78
                  6.10     Use of Proceeds...................................................................... 78
                  6.11     Certain Obligations Respecting Restricted Subsidiaries and
                           Special Credit Parties............................................................... 78
                  6.12     ERISA................................................................................ 79
                  6.13     Environmental Matters; Reporting..................................................... 80
                  6.14     Conforming Leasehold Interests; Matters Relating to Additional
                           Real Property Collateral............................................................. 80
                  6.15     Additional Security Interests........................................................ 81
                  6.16     Refinancing of Existing Credit Agreements............................................ 81
                  6.17     Adequate Capital..................................................................... 81

ARTICLE VII..................................................................................................... 82
         Negative Covenants..................................................................................... 82
                  7.1      Indebtedness......................................................................... 82
                  7.2      Liens................................................................................ 82
                  7.3      Contingent Liabilities............................................................... 84
                  7.4      Fundamental Changes.................................................................. 84
                  7.5      Investments; Hedging Agreements...................................................... 85
                  7.6      Restricted Junior Payments........................................................... 85
                  7.7      Transactions with Affiliates......................................................... 86
                  7.8      Restrictive Agreements............................................................... 86
                  7.9      Certain Financial Covenants.......................................................... 86
                  7.10     Lines of Business.................................................................... 87
                  7.11     Calculation of Financial Covenants................................................... 87

ARTICLE VIII.................................................................................................... 88
         Events of Default...................................................................................... 88
                  8.1      Events of Default.................................................................... 88
                  8.2      Receivership......................................................................... 91

ARTICLE IX...................................................................................................... 92
         The Administrative Agent............................................................................... 92
                  9.1      Appointment and Authorization........................................................ 92
                  9.2      BankBoston's Rights as Lender........................................................ 92
                  9.3      Duties As Expressly Stated........................................................... 92
                  9.4      Reliance By Administrative Agent..................................................... 93
                  9.5      Action Through Sub-Administrative Agents............................................. 93
                  9.6      Resignation of Administrative Agent and Appointment of
                           Successor Administrative Agent....................................................... 93
                  9.7      Lenders' Independent Decisions....................................................... 94
                  9.8      Obligations of Co-Agents and Manager................................................. 94

ARTICLE X....................................................................................................... 94
         Miscellaneous.......................................................................................... 94
                  10.1     Notices.............................................................................. 94
                  10.2     Waivers; Amendments.................................................................. 95
                  10.3     Expenses; Indemnity: Damage Waiver................................................... 96
                  10.4     Successors and Assigns............................................................... 98
                  10.5     Survival.............................................................................101
                  10.6     Counterparts; Integration; Effectiveness.............................................102
                  10.7     Severability.........................................................................102
                  10.8     Right of Setoff......................................................................102
                  10.9     Governing Law; Jurisdiction; Consent to Service of Process...........................102
                  10.10    WAIVER OF JURY TRIAL.................................................................103
                  10.11    Headings.............................................................................104
                  10.12    Successor Facility...................................................................104

                              SCHEDULES & EXHIBITS

Schedule 2                 Special Credit Party Amounts

Schedule 2.1               List of Lenders and Revolving Credit Commitments

Schedule 4.5               Proprietary Rights; Real Property Assets

Schedule 4.6               Disclosed Matters

Schedule 4.11     Management Structure

Schedule 4.12     Capitalization

Schedule 4.13     Subsidiaries

Schedule 4.14     Material Indebtedness, Liens and Agreements

Schedule 5.1               Exceptions

Schedule 7.1               Local Indebtedness of Foreign Subsidiaries

Schedule 7.7               Transactions with Affiliates

Schedule 7.8               Restrictive Agreements

Schedule 7.13     Operating Account Exceptions

Exhibit A                  Form of Pledge Agreement

Exhibit B                  Form of Security Agreement, including Perfection
                           Certificate attached as Schedule I

Exhibit C                  Form of Intellectual Property Security Agreement

Exhibit D                  Form of Hazardous Materials Indemnity Agreement

Exhibit E                  Form of Certificate of Financial Officer

Exhibit F                  Form of Compliance Certificate

Exhibit G                  Form of Opinion of Counsel to Credit Parties

Exhibit H                  Form of Assignment and Acceptance

                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 30, 1997 among CHICAGO MINIATURE LAMP, INC., and CERTAIN SUBSIDIARIES PARTIES HERETO, as Borrowers, THE GUARANTORS PARTIES HERETO, THE SPECIAL CREDIT PARTIES PARTY HERETO, THE LENDERS PARTY HERETO, THE CO-AGENTS PARTY HERETO, comprised of ABN AMRO BANK N.V., CORESTATES BANK, N.A., and FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK as Manager, and BANKBOSTON, N.A., as Administrative and Documentary Agent.

     The Borrowers, the Guarantors, the Special Credit Parties, the Lenders, identified on SCHEDULE 2.1 thereto, and the Administrative Agent entered into a Credit Agreement dated as of September 8, 1997 (the "Prior Agreement") whereby the Borrowers requested and the Lenders agreed to extend certain credit facilities to the Borrowers and the Special Credit Parties (as restricted under the terms of the Prior Agreement). The Guarantors are Foreign Subsidiaries of CML and will benefit directly and indirectly from the extension of such credit facilities to the Borrowers and may be Special Credit Parties receiving direct Loans as further provided in the Prior Agreement. As a precondition to making any extensions of credit thereunder, the Lenders required and the Guarantors and the Special Credit Parties agreed, together with the Borrowers, to execute the Prior Agreement as Guarantors and/or Special Credit Parties.

     The Credit Parties, the Lenders, listed on SCHEDULE 2.1 hereto and the Administrative Agent wish to amend and restate the Prior Agreement to permit ABN AMRO Bank N.V., CoreStates Bank, N.A., and First Union National Bank to serve as Co-Agents, Fleet National Bank to serve as Manager and additional Lenders to join as parties thereto and to make certain other modifications to the Prior Agreement as set forth herein. The Prior Agreement shall be superseded and replaced in its entirety by the terms of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

     "ACQUISITION" means any transaction, or any series of related transactions, consummated after the date hereof, by which (i) any Credit Party acquires the business of, or all or substantially all of the assets of, any firm, or corporation which is not a Credit Party, or any division of such firm or corporation, located in a specific geographic area or areas, whether through purchase of assets, purchase of stock, merger or otherwise or (ii) any Person that was not theretofore a Subsidiary of a Credit Party becomes a Subsidiary of a Credit Party; provided that the acquisition by any Credit Party of an Unrestricted Subsidiary (including any firm or corporation that becomes an Unrestricted Subsidiary as a result of such acquisition) which satisfies all of the conditions for designation as an Unrestricted Subsidiary set forth in this Agreement shall not be deemed to be an "Acquisition."

     "ADDITIONAL MORTGAGED PROPERTY" has the meaning assigned to such term in
Section 6.14(b).

     "ADJUSTED BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the base rate announced by the Administrative Agent at its head offices from time to time and in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day PLUS 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in such base rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in such base rate or the Federal Funds Effective Rate, respectively.

     "ADJUSTED LIBO RATE" means, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "ADMINISTRATIVE AGENT" means BankBoston, N.A. in its capacity as administrative and documentary agent for the Lenders hereunder.

     "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of any Credit Party and (b) none of the Credit Parties shall be Affiliates.

     "ALTERNATIVE CURRENCY" means Deutsche Mark, Pounds Sterling, Canadian Dollars, Mexican Pesos and Japanese Yen and such other currency which may be made available by the Administrative Agent in its sole discretion to any Borrower or Special Credit Party, so long as any such currency is freely transferrable and convertible into Dollars and is traded on the inter-bank currency deposits market which the Administrative Agent customarily funds Alternative Currency Loans.

     "ALTERNATIVE CURRENCY AMOUNT" means with respect to each Borrowing made, continued or issued (or to be made, continued or issued) in an Alternative Currency, the amount of such Alternative Currency which is equivalent to the principal amount in Dollars of such Borrowing at the most favorable spot exchange rate determined by the Administrative Agent to be available to its London branch at approximately 11:00 a.m. (London time) two (2) Business Days before such Borrowing is made, continued or issued (or to be made, continued or issued). When used with respect to any other sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of such Alternative Currency which is equivalent to the amount so expressed in Dollars at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

     "ALTERNATIVE CURRENCY LOANS" means all Revolving Credit Loans made, continued or issued in an Alternative Currency.

     "APPLICABLE MARGIN" means, for any Type of Loans for any Payment Period (as defined below), the respective rates indicated below for Loans of such Type opposite the applicable Leverage Ratio indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

                                               Applicable Margin                    Applicable margin
         Range of                              for LIBOR Loan                       for Base Rate Loans
         Leverage Ratio                        (% per annum)                        (% per annum)
         --------------                        ------------                         -------------

Greater than or equal to                       1.75%                                0.75%
3.25 to 1

Greater than or equal to                       1.50%                                0.50%
2.50 to 1 but less than 3.25
to 1

Greater than or equal to                       1.25%                                0.25%
2.00 to 1 but less than 2.50
to 1

Greater than or equal to 1.5                   1.00%                                0.00%
to 1 but less than 2.00 to 1

Less than 1.5 to 1                             0.75%                                0.00%


     For purposes hereof, a "PAYMENT PERIOD" means (i) initially, the period commencing on the Effective Date to and including the last day of the first fiscal quarter of the Borrowers in the Borrowers' fiscal year 1998 (the "INITIAL PAYMENT PERIOD") and (ii) thereafter, the period commencing on the day immediately succeeding the last day of the prior Payment Period to but not including the seventh Business Day after the earlier of (x) the due date of the next Compliance Certificate required to be delivered by the Borrowers to the Administrative Agent pursuant to Section 6.1(d) concurrently with the delivery by the Borrowers of the quarterly financial statements required by Section 6.1(b) or (y) the date of the actual receipt by the Administrative Agent of such Compliance Certificate. Subject to and in accordance with the final paragraph of this definition, the Applicable Margin shall be effective for each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period) whether or not such Payment Period coincides with an Interest Period for LIBOR Borrowing.

     The Leverage Ratio for the Initial Payment Period shall be deemed to be greater than or equal to 2.50 to 1 but less than 3.25 to 1. The Leverage Ratio for any Payment Period after the Initial Payment Period shall be determined on the basis of the Compliance Certificate required to be delivered to the Administrative Agent pursuant to Section 6.1(d) concurrently with the delivery by the Borrowers of the quarterly financial statements required by Section 6.1(b) setting forth, among other things, a calculation of the Leverage Ratio as at the last day of the fiscal quarter immediately preceding such Payment Period (i.e. the Leverage Ratio set forth in the

Compliance Certificate delivered pursuant to Section 6.1(d) that is delivered together with the financial statements for the fourth fiscal quarter of 1997 shall be used to determine the Applicable Margin with respect to the first Payment Period that follows the Initial Payment Period, the Leverage Ratio set forth in the Compliance Certificate delivered pursuant to Section 6.1(d) that is delivered together with the financial statements for the first fiscal quarter of 1998 shall be used to determine the Applicable Margin with respect to the second Payment Period that follows the Initial Payment Period, and so forth); provided that upon delivery by the Borrowers of the Compliance Certificate required to be delivered by Section 6.1(d) concurrently with the delivery of the annual financial statements required by Section 6.1(a), the Applicable Margin shall be adjusted retroactively, as of the first day of the then current fiscal year of the Borrowers, based on the calculation of the Leverage Ratio pursuant to such Compliance Certificate and financial statements. In the event of a retroactive adjustment in the determination of the Applicable Margin in favor of the Borrowers, the amount of interest thereby refundable to the Borrowers shall be applied on the date of such retroactive adjustment, to prepay interest payable on the Revolving Credit Loans. If the retroactive adjustment is in favor of the Lenders, the amount of interest due to the Lenders shall be paid in full to the Administrative Agent within five (5) days after written notice of such adjustment is provided to the Borrowers. Notwithstanding the foregoing, the Borrowers shall include a request for any downward adjustment of the Applicable Margin with the Compliance Certificate required to be delivered by the Borrowers pursuant to Section 6.1(d) concurrently with the delivery by the Borrowers of the annual financial statements required by Section 6.1(a) and, in any event, the Administrative Agent and the Lenders shall not be required to make any downward adjustment until a request of the Borrowers shall have been received and unless such request is received within three months after the date of delivery of such Compliance Certificate.

     Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest rates provided for above (i) during any period when an Event of Default shall have occurred and be continuing, or (ii) if the certificate of a Financial Officer shall not be delivered when required by
Section 6.1(d) (but only, in the case of this clause (ii), with respect to the portion of such Payment Period prior to the delivery of such certificate).

     "APPLICABLE PERCENTAGE" means (a) with respect to any Revolving Credit Lender for purposes of Sections 2.4, 2.5 and 2.8, the percentage of the total Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment and (b) with respect to any Lender in respect of any indemnity claim under Section 10.3(c) arising out of an action or omission of the Administrative Agent under this Agreement, the percentage of the total Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender's Commitment or Loans of all Classes hereunder.

     "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Administrative Agent, in the form of EXHIBIT H annexed hereto or any other form approved by the Administrative Agent.

     "BANKBOSTON" means BankBoston, N.A., a national banking association.

     "BANK GUARANTY DISBURSEMENTS" means any payment made under any Bank
Guaranty.

     "BANK GUARANTIES" means so called bank guaranties issued by the non-U.S. branches of the Issuing Lender on behalf of any Credit Party as permitted by the applicable banking laws of the jurisdiction of issuance and as permitted under the banking laws of the United States as to overseas branches of national banks.

     "BASE RATE" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are denominated in
(i) with respect to the Sterling Overdraft Facility, Sterling and bear interest at a rate determined by reference to the Sterling base loan rate announced by the Administrative Agent at its London offices from time to time and in effect on such day and (ii) Dollars and bear interest at a rate determined by reference to the Adjusted Base Rate.

     "BASIC DOCUMENTS" means the Loan Documents, the Sylvania Acquisition Agreement and any related agreement.

     "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

     "BORROWERS" means CML and each of its Domestic Subsidiaries.

     "BORROWING" means Loans of the same Type, made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

     "BORROWING REQUEST" means a request by CML for a Borrowing in accordance with Section 2.3.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in U.S. dollar deposits in the London interbank market.

     "CAPITAL EXPENDITURES" means, for any period, the sum for the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP; provided that such term shall not include any such expenditures in connection with any replacement or repair of Property affected by a Casualty Event.

     "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "CASUALTY EVENT" means, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

     "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "CLASS" when used in reference to any Loan, Borrowing or Commitment, refers to whether such Loan, the Loans comprising such Borrowing or the Loans that a Lender holding such Commitment is obligated to make, are Revolving Credit Loans or Swing Loans.

     "CML" means Chicago Miniature Lamp, Inc., an Oklahoma corporation.

     "CO-AGENTS" means ABN AMRO Bank N.V., Corestates Bank, N.A., and First Union National Bank in their capacity as co-agents for the Lenders hereunder.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COLLATERAL" means, collectively, all of the Property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for all obligations of the Credit Parties hereunder.

     "COLLATERAL DOCUMENTS" means the Pledge Agreements, the Security Agreements, the Intellectual Property Security Agreements, the Mortgages, and all other instruments or documents delivered by any Credit Party pursuant to this Agreement or any of the other Loan Documents in order to grant to the Administrative Agent, on behalf of the Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for any of its obligations hereunder and under any Hedging Agreement.

     "COMMITMENTS" means the Revolving Credit Commitments and the Swing Loan Commitment, as applicable.

     "COMPLIANCE CERTIFICATE" means a certificate signed by a Financial Officer, in substantially the form of EXHIBIT F hereto, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with
Section 7.9 (including a statement of the Leverage Ratio for purposes of the definition of Applicable Margin), and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

     "CONFORMING LEASEHOLD INTEREST" means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of the Administrative Agent (which writing has been delivered to the Administrative Agent), whether under terms of the applicable lease, under the terms of Landlord Consent and Estoppel, or otherwise, to the matters described in the definition of "Landlord Consent and Estoppel" which interest, if a subleasehold interest or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

     "CONSOLIDATED CASH FLOW COVERAGE RATIO" means, as at any date, the ratio of
(a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date MINUS Capital Expenditures for such period MINUS the amount of any income taxes actually paid in cash for such period to
(b) all Debt Service for the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) for such period.

     "CONSOLIDATED INTEREST COVERAGE RATIO" means, as at any date, the ratio of
(a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) Consolidated Interest Expense of the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) for such periods.

     "CONSOLIDATED INTEREST EXPENSE" means, for any period, the sum, for the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amounts payable (or MINUS the net amounts receivable) under Hedging Agreements accrued during such period (whether or not actually paid or received during such period) including fees, but excluding (i) reimbursement of legal fees and other similar transaction costs and (ii) payments required by reason of the early termination of Hedging Agreements in effect on the date hereof PLUS (c) all fees, including letter of credit fees and expenses, incurred hereunder after the Effective Date.

     "CONSOLIDATED NET WORTH" means, at any date of determination, the consolidated total assets of the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) MINUS consolidated total liabilities of the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP).

     "CONSOLIDATED SUBSIDIARY" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired), the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

     "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

     "CREDIT PARTIES" means the Borrowers, the Guarantors and the Special Credit Parties and for purposes of Sections 6.1 and 7.9 and the calculation of the Applicable Margin (and all defined terms used in each such Section and in the definition of Applicable Margin) shall include all Unrestricted Subsidiaries.

     "DEBT SERVICE" means, for any period, the sum, for the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) of the following: (a) all regularly scheduled payments or regularly scheduled mandatory prepayments of principal of any Indebtedness (including the principal component of any payments in respect of Capital Lease Obligations, but excluding any prepayments pursuant to Section 2.10) made during such period PLUS (b) all Consolidated Interest Expense for such period.

     "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in SCHEDULE 4.6 annexed hereto.

     "DISPOSITION" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by any Credit Party to any other Person other than another Credit Party excluding (a) the granting of Liens to the Administrative Agent on behalf of the Lenders pursuant to the Collateral Documents and (b) any sale, assignment, transfer or other disposition of (i) any property sold or disposed of in the ordinary course of business and on ordinary business terms, (ii) any property no longer used or useful in the business of the Credit Parties and (iii) any Collateral under and as defined in the Collateral Documents pursuant to an exercise of remedies by the Administrative Agent thereunder.

     "DISPOSITION INVESTMENT" means, with respect to any Disposition, any promissory notes or other evidences of indebtedness or Investments received by any Credit Party in connection with such Disposition.

     "DOLLARS" or "$" refers to lawful money of the United States of America.

     "DOLLAR AMOUNT" means (a) with respect to each Loan made or continued (or to be made or continued), or each Letter of Credit issued (or to be issued), in Dollars, the principal amount thereof and (b) with respect to each Loan made or continued (or to be made or continued), or each Letter of Credit and each Bank Guaranty issued (or to be issued), in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Borrowing at the most favorable spot exchange rate determined by the Administrative Agent at approximately 11:00 a.m. (Boston time) two (2) Business Days before such Borrowing is made, continued or issued (or to be made, continued or issued). When used with respect to any other sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

     "DOMESTIC SUBSIDIARY" means a Subsidiary of CML which is not a Foreign Subsidiary.

     "EBITDA" means, for any period, (x) Net Income for the Credit Parties determined on a consolidated basis without duplication in accordance with GAAP for such period and plus (i) all deduction for income taxes accrued during such period, (ii) Consolidated Interest Expense, (iii) depreciation and amortization and (iv) any other non-cash income or charges accrued for such period plus (y) (except to the extent received or paid in cash by the Credit Parties) income or loss attributable to equity in Affiliates for such period, but (z) excluding from this calculation (i) any extraordinary and unusual gains or losses during such period and (ii) the proceeds of any Casualty Events and Dispositions.

     "EFFECTIVE DATE" means the date on which the conditions specified in
Section 5.1 are satisfied (or waived in accordance with Section 10.2).

     "EFFECTIVE DATE MORTGAGE" has the meaning assigned to such term in Section 5.1(f)(i).

     "EFFECTIVE DATE MORTGAGE POLICIES" has the meaning assigned to such term in
Section 5.1(f)(vi).

     "EFFECTIVE DATE MORTGAGED PROPERTY" has the meaning assigned to such term in Section 5.1(f)(i).

     "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Credit Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance or sale of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA AFFILIATE" means any entity (whether or not incorporated) that, together with CML, is treated as a single employer under Section 414(b), (c),
(m) or (o) of the Code.

     "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to any Pension Plan,
(b) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, (d) the incurrence by CML or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, (e) the receipt by CML or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan or (f) the receipt by CML or any ERISA Affiliate of any notice, or the receipt by any of Multiemployer Plan from CML or any ERISA Affiliate of any notice of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "EVENT OF DEFAULT" has the meaning assigned to such term in Section 8.1.

     "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income, net worth or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which it is taxable solely on account of some connection other than the execution, delivery or performance of this Agreement or the receipt of income hereunder, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrowers are located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.16(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.16(a).

     "EXISTING CREDIT AGREEMENT" means the Amended Restated Credit Agreement dated as of October 30, 1996 among the Borrowers, Boatman's National Bank of Oklahoma (now known as NationsBank, N.A.) as agent and lender and The First National Bank of Boston, (now BankBoston, N.A.) as lender and any other outstanding loans, advances, letters of credit and other agreements or facilities among the Borrowers and Boatman's National Bank of Oklahoma (now known as NationsBank, N.A.), The First National Bank of Boston (now BankBoston, N.A.)

or any other financial institution and any other agreement providing for loans or advances to any Credit Party prior to the date hereof.

     "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now or hereafter or heretofore owned, leased, operated or used by any Credit Party or any of their respective predecessors.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of Boston, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of CML.

     "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the most senior Lien (other than Liens permitted pursuant to Section 7.2 to the extent not perfected by filing of any UCC financing statements) to which such Collateral is subject.

     "FLOOD HAZARD PROPERTY" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

     "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which CML is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "FOREIGN SUBSIDIARY" means any Subsidiary of CML organized in a jurisdiction other than the United States of America, any State thereof, or the District of Columbia.

     "FUNDED DEBT" means, for any Person, the Indebtedness of such Person as described in clauses (a), (b) and (c) of the definition of "Indebtedness."

     "GAAP" means generally accepted accounting principles, as in effect from time to time, in the United States of America.

     "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "GUARANTY" means a guaranty, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guaranty of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "GUARANTY" and "GUARANTIED" used as a verb shall have a correlative meaning.

     "GUARANTIED OBLIGATIONS" has the meaning assigned to such term in Section 3.1.

     "GUARANTORS" means the Foreign Subsidiaries which are also Restricted Subsidiaries and any parent of CML organized by its shareholders.

     "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "HEDGING AGREEMENT" means any interest rate cap agreement, interest rate swap agreement, interest rate collar agreement, interest rate insurance, foreign currency exchange agreement, commodity price protection agreement or other interest, currency exchange rate or commodity price hedging arrangement.

     "INDEBTEDNESS" means, for any Person, without duplication: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, advance, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts are payable within 90 days after the date the respective goods are delivered or the respective services are rendered; (c) Capital Lease Obligations of such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; and (f) Indebtedness of others Guarantied by such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "INDEMNIFIED TAXES" means all Taxes other than (a) Excluded Taxes and Other Taxes and (b) amounts constituting penalties or interest imposed with respect to Excluded Taxes or Other Taxes.

     "INTELLECTUAL PROPERTY SECURITY AGREEMENTS" means the Intellectual Property Security Agreement executed and delivered by each of Credit Parties on the Effective Date and thereafter in accordance with Section 6.11, each substantially in the form of EXHIBIT C annexed hereto, as such agreements may be amended, supplemented or otherwise modified from time to time.

     "INTEREST ELECTION REQUEST" means a request by CML to convert or continue a Borrowing in accordance with Section 2.6.

     "INTEREST PAYMENT DATE" means (a) with respect to any Base Rate Loan, each Quarterly Date and (b) with respect to any LIBOR Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration, each Business Day prior to the last day of such Interest Period that would have been the last day of the Interest Period for such LIBOR Loan had successive three month Interest Periods been applicable to such LIBOR Loan.

     "INTEREST PERIOD" means with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as CML may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) such Interest Period is available for the applicable Permitted Currency on the inter-bank currency deposits market in which the Administrative Agent customarily funds LIBOR Borrowings. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. Notwithstanding the foregoing,

          (x) if any Interest Period for any Revolving Credit Borrowing would otherwise end after the Revolving Credit Maturity Date, such Interest Period shall end on the Revolving Credit Maturity Date, and

          (y) notwithstanding the foregoing clause (x), no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall not be available hereunder as a LIBOR Loan for such period.

     "INVESTMENT" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 180 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any Guaranty of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. Notwithstanding the foregoing, Capital Expenditures and Acquisitions shall not be deemed "INVESTMENTS" for purposes hereof.

     "IP COLLATERAL" means, collectively, the Collateral under the Intellectual Property Security Agreements.

     "ISSUING LENDER" means BankBoston, in its capacity as the issuer of Letters of Credit hereunder and any of its foreign branches as issuers of Bank Guaranties.

     "LANDLORD CONSENT AND ESTOPPEL" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, in such form as may be approved by the Administrative Agent in its sole discretion.

     "LEASEHOLD PROPERTY" means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

     "LC DISBURSEMENT" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

     "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Revolving Credit Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "LENDERS" means the Persons listed on SCHEDULE 2.1 annexed hereto (including without limitation the Issuing Lender and the Swing Loan Lender) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

     "LETTER OF CREDIT" means any letter of credit issued pursuant to this Agreement.

     "LEVERAGE RATIO" means, as at any date, the ratio of (a) the Funded Debt of the Credit Parties (determined on a consolidated basis without duplication in accordance with GAAP) to (b)

EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.

     "LIBOR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing (whether in Dollars or an Alternative Currency), are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "LIBO RATE" means, with respect to any LIBOR Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service or other appropriate Telerate Service Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits of the applicable Permitted Currency in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate of interest for deposits of the applicable Permitted Currency with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such LIBOR Borrowing for such Interest Period shall be the rate at which deposits of the applicable Permitted Currency of $5,000,000 (or the Alternative Currency Amount thereof with respect to a Borrowing to be made in an Alternative Currency), and for a maturity comparable to such Interest Period, are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (other than an operating lease) (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "LOAN DOCUMENTS" means this Agreement, any promissory notes evidencing Loans hereunder, the Collateral Documents and any other instruments or documents delivered or to be delivered from time to time pursuant to this Agreement.

     "LOANS" means the Revolving Credit Loans and the Swing Loans.

     "MANAGER" means Fleet National Bank in its capacity as manager for the Lenders hereunder.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Credit Parties taken as a whole, (b) the ability of any Credit Party to perform any of their respective obligations under this Agreement or the other Loan Documents or (c) the rights of or benefits available to the Lenders under this Agreement and the other Loan Documents.

     "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans or Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Credit Parties in an aggregate principal amount exceeding $750,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

     "MATERIAL LEASEHOLD PROPERTY" means a Leasehold Property reasonably determined by the Administrative Agent to be of material value as Collateral or of material importance to the operations of the Credit Parties; provided, however that a Leasehold Property with respect to which the aggregate amount of all rents payable during any one fiscal year does not exceed $25,000 shall not be a "Material Leasehold Property."

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "MORTGAGE" means (i) a security instrument (whether designated as a deed of trust or a mortgage, leasehold mortgage, collateral assignment of leases and rents or by any similar title) executed and delivered by any Credit Party in such form as may be approved by the Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local practices, (ii) or at Administrative Agent's option, in the case of an Additional Mortgaged Property, an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "MORTGAGES" means all such instruments, including Effective Date Mortgages and any Additional Mortgages, collectively.

     "MORTGAGED PROPERTY" means an Effective Date Mortgaged Property or an Additional Mortgaged Property.

     "NET CASH PAYMENTS" means,

          (i) with respect to any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by any Credit Party in respect of such Casualty Event net of (A) reasonable expenses incurred by any Credit Party in connection therewith and (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and any income and transfer taxes payable by any Credit Party in respect of such Casualty Event;

          (ii) with respect to any Disposition, the aggregate amount of all cash payments received by any Credit Party directly or indirectly in connection with such Disposition, whether at the time of such Disposition or after such Disposition under deferred payment arrangements or Investments entered into or received in connection with such Disposition (including Disposition Investments); provided that

               (A) Net Cash Payments shall be net of (I) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by any Credit Party in connection with such Disposition and (II) any Federal, state and local income or other taxes estimated to be payable by any Credit Party as a result of such Disposition, but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within twelve months of the date of such Disposition; and

               (B) Net Cash Payments shall be net of any repayments by any Credit Party of Indebtedness to the extent that (I) such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and (II) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property; and

          (iii) with respect to any offering of equity securities or any incurrence of Indebtedness permitted pursuant to Section 7.1(f), the aggregate amount of all cash proceeds received by any Credit Party therefrom less all legal, underwriting and similar fees and expenses incurred in connection therewith.

     "NET INCOME" means, for any period, net income (or loss), excluding extraordinary items, of the Credit Parties (determined in accordance with GAAP on a consolidated basis).

     "OBLIGATIONS" means, any and all obligations of the Credit Parties or any of them to the Lenders of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and including obligations to perform acts and to refrain from acting as well as obligations to pay money.

     "OPERATING LEASE OBLIGATIONS" means, with respect to the Credit Parties means the obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are not Capital Lease Obligations.

     "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and the other Loan Documents, provided that there shall be excluded from "Other Taxes" all Excluded Taxes.

     "PENSION PLAN" means any Plan that is a defined benefit pension plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or
Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "PERMITTED ACQUISITIONS" means acquisition by any of the Borrowers upon the following conditions:

          (a) The line of business acquired is substantially similar to the Borrowers' existing business.

          (b) Maximum additional Revolving Credit Loans for any single acquisition or series of related acquisitions may not exceed $25,000,000.

          (c) Any obligations due to a seller of any such acquired company or any other debt incurred to finance such acquisition must be subordinated to the obligations due the Lenders upon terms acceptable to the Required Revolving Credit Lenders.

          (d) A Borrower must be the surviving entity of any merger or other corporate reorganization related to any such acquisition.

          (e) The Borrowers must demonstrate on a pro forma basis that the Borrowers and the acquired company would have complied with all financial covenants on a combined basis based for the four quarters ending prior to the date of the acquisition.

          (f) No default or Events of Default shall exist or occur or be continuing at the time of or after giving effect to any proposed acquisition.

     "PERMITTED CURRENCY" means Dollars or an Alternative Currency or each such currency as the context requires.

     "PERMITTED INVESTMENTS" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guarantied by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard and Poor's Ratings Service or from Moody's Investors Service, Inc.;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guarantied by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above; and

          (e) loans to employees of the Credit Parties not to exceed $750,000 in the aggregate outstanding at any time and an additional $750,000 for loans to Affiliates in the aggregate outstanding at any time.

     "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA in which CML or any ERISA Affiliate is an "employer" as defined in
Section 3(5) of ERISA.

     "PLEDGE AGREEMENTS" means the Pledge Agreements executed and delivered by certain of the Credit Parties on the Effective Date and thereafter in accordance with Section 6.11, each substantially in the form of EXHIBIT A annexed hereto, as such agreements may be amended, supplemented or otherwise modified from time to time.

     "POST-DEFAULT RATE" means, for Base Rate Loans, a rate per annum equal to the Adjusted Base Rate PLUS the Applicable Margin PLUS 2%, and, for LIBOR Loans, a rate per annum equal to the Adjusted LIBO Rate PLUS the Applicable Margin PLUS 2%.

     "PROJECT LIGHTNING DISCUSSION MATERIALS" means the "Project Lightning Discussion Materials" delivered by CML to the Administrative Agent at a presentation in June 1997.

     "PROPERTY" means any interest of any kind in property or assets, whether real, personal or mixed, and whether tangible or intangible.

     "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

     "QUARTERLY DATES" means the last Business Day of February, May, August and November in each year, the first of which shall be the first such day after the Effective Date of this Agreement.

     "REAL PROPERTY ASSET" means, at any time of determination, any fee ownership or leasehold interest then owned by any Credit Party in any real property.

     "RECORDED LEASEHOLD INTEREST" means a Leasehold Property with respect to which a Recorded Document (as hereinafter defined) has been recorded in all places necessary or desirable, in the Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrances of the affected real property. For purposes of this definition, the term "RECORDED DOCUMENT" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Administrative Agent.

     "REFUNDED SWING LOANS" has the meaning assigned to such term in Section
2.8.

     "REFUNDING OR PARTICIPATION AMOUNTS" has the meaning specified in Section 2.8.

     "REGISTER" has the meaning assigned to such term in Section 10.4.

     "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "RENTAL OBLIGATIONS" means the maximum fixed rentals paid or payable by a lessee under any lease during a specified period, excluding amounts paid or payable on account of maintenance, utilities, ordinary repairs, insurance, taxes, assessments and other similar charges, whether or not designated as rental or additional rental.

     "REQUIRED REVOLVING CREDIT LENDERS" means, at any time, Lenders having Revolving Credit Loans, LC Exposure, Bank Guaranties and unused Revolving Credit Commitments representing at least 51% of the sum of the total Revolving Credit Exposure, LC Exposure, Bank Guaranties and unused Revolving Credit Commitments at such time.

     "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of any Credit Party now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of any Credit Party now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Credit Party now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to any Subordinated Indebtedness.

     "RESTRICTED SUBSIDIARY" means each Subsidiary of CML that is not an Unrestricted Subsidiary.

     "REVOLVING CREDIT AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of (a) the Revolving Credit Maturity Date and (b) the date of termination of the Revolving Credit Commitments.

     "REVOLVING CREDIT COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.7 and 2.10 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.4. The initial maximum amount of each Lender's Revolving Credit Commitment is set forth on SCHEDULE 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable. The aggregate original maximum amount of the Revolving Credit Commitments is $250,000,000.

     "REVOLVING CREDIT EXPOSURE" means, with respect to any Revolving Credit Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Credit Loans (including participations in Alternative Currency Loans under Section 2.5(b)(iii)) and its LC Exposure PLUS its share of outstanding Bank Guaranties at such time.

     "REVOLVING CREDIT LENDER" means (a) initially, a Lender that has a Revolving Credit Commitment set forth opposite its name on SCHEDULE 2.1 and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans or Swing Loans or both and Revolving Credit Commitments, after giving effect to any assignments thereof permitted by Section 10.4.

     "REVOLVING CREDIT LOAN" means a Loan made pursuant to Section 2.1 that utilizes the Revolving Credit Commitment.

     "REVOLVING CREDIT MATURITY DATE" means the last Business Day in August,
2002.

     "SECURITY AGREEMENTS" means the Security Agreements executed and delivered by certain of the Credit Parties on the Effective Date and thereafter in accordance with Section 6.11, each substantially in the form of EXHIBIT B annexed hereto, as such agreements may be amended, supplemented or otherwise modified from time to time or such documentation as required under the law applicable to the Credit Party or its assets in which security is being granted to the Administrative Agent.

     "SPECIAL COUNSEL" means Palmer & Dodge LLP, in its capacity as special counsel to BankBoston, N.A,, as Administrative Agent of the credit facilities contemplated hereby.

     "SPECIAL CREDIT PARTY" means any Unrestricted Subsidiary or any Sylvania Company to which the Lenders have made one or more Loans, directly or indirectly though another Credit Party, but which Unrestricted Subsidiary or Sylvania Company can only agree to repay and secure the actual Loans made to it and cannot guaranty or secure any Loans (including the Sylvania Acquisition Loan) not made directly to such Unrestricted Subsidiary or Sylvania Company. Special Credit Parties have and will execute this Agreement solely for purposes of acknowledging the representations set forth in Article IV to the extent applicable to any such Special Credit Party and the covenants set forth in Articles VI and VII.

     "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one MINUS (i) with respect to LIBOR Loans denominated in Dollars, the aggregate of the maximum reserve percentages

(including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) or (ii) with respect to LIBOR Loans denominated in an Alternative Currency, the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the applicable governmental authority with respect to such Alternative Currency. Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "STERLING" means the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

     "SUBORDINATED INDEBTEDNESS" means any Indebtedness of any Credit Party consented to in writing by the Required Revolving Credit Lenders which matures in its entirety later than the Loans and by its terms (or by the terms of the instrument under which it is outstanding and to which appropriate reference is made in the instrument evidencing such Subordinated Indebtedness) is made subordinate and junior in right of payment to the Loans and to such Credit Party's other obligations to the Lenders hereunder by provisions reasonably satisfactory in form and substance to the Required Revolving Credit Lenders and Special Counsel.

     "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. References herein to "SUBSIDIARIES" shall, unless the context requires otherwise, be deemed to be references to Subsidiaries of CML.

     "SWING LOAN" has the meaning specified in Section 2.8.

     "SWING LOAN COMMITMENT" means the commitment of the Swing Loan Lender to make Swing Loans, as such commitment may be (a) reduced from time to time pursuant to Sections 2.7 and 2.10 and (b) reduced or increased from time to time pursuant to assignments by the Swing Loan Lender pursuant to Section 10.4, which Commitment shall be deemed to be part of the Swing Loan Lender's Revolving Credit Commitment if and to the extent of such Revolving Credit Commitment and not in addition thereto.

     "SWING LOAN LENDER" means BankBoston, N.A., or such other Lender who shall agree to act as the Swing Loan Lender.

     "SWING LOAN REQUEST" has the meaning assigned to such term in Section 2.8.

     "SWING LOAN SUBLIMIT" means a sublimit of the Revolving Credit Commitment equal to $10,000,000.

     "SYLVANIA" means Sylvania Lighting International B.V., a private company with limited liability incorporated under the laws of the Netherlands.

     "SYLVANIA ACQUISITION" means the acquisition by CML or a Subsidiary of CML (provided such Subsidiary is a Credit Party) of all the outstanding shares of capital stock of Sylvania and the other transactions contemplated by the Sylvania Acquisition Agreement.

     "SYLVANIA ACQUISITION AGREEMENT" means that certain Stock Purchase Agreement dated August 18, 1997 by and among CML and the shareholders of Sylvania in the form delivered to the Administrative Agent and the Lenders prior to their execution of this Agreement.

     "SYLVANIA ACQUISITION LOAN" means the Loan made on the date hereof as further described in Section 2.1 hereof.

     "SYLVANIA COMPANIES" means Sylvania and its Subsidiaries on the date of the Sylvania Acquisition.

     "SYNDICATION AGENT" means BancBoston Securities Inc. as syndication agent and arranger.

     "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "TITLE COMPANY" means, collectively, Lawyer's Title Insurance Corporation, and one or more other title insurance companies reasonably satisfactory to the Administrative Agent.

     "TRANSACTIONS" means (a) with respect to the Borrowers, the execution, delivery and performance by the Borrowers of the Loan Documents to which it is a party, the borrowing of Loans and the use of the proceeds thereof, and the issuance of Letters of Credit hereunder and (b) with respect to any Credit Party (other than the Borrowers), the execution, delivery and performance by such Credit Party of the Loan Documents to which it is a party.

     "TYPE" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Adjusted Base Rate.

     "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     "UNRESTRICTED SUBSIDIARIES" means (a) any Foreign Subsidiary which is not permitted under applicable U.S. or local law to guaranty the Loans or to grant Liens to the Administrative Agent for the benefit of the Lenders in order to secure the Loans, (b) any Foreign Subsidiary designated as such by the Board of Directors of CML as set forth below if, at the time of such designation: (i) neither the Borrowers nor any of the Restricted Subsidiaries either (A) provides, except as permitted by this Agreement, credit support for, or otherwise Guaranties, any Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness, but excluding any credit support or other Guaranty that would not be prohibited hereby to exist after giving effect to such designation), (B) is otherwise directly or indirectly liable for any Indebtedness of such Subsidiary (excluding any liability that would not be prohibited hereby to exist after giving effect to such designation) or (C) has assigned a promissory note executed by such Foreign Subsidiary as described in Section 7.1(e) to the Administrative Agent for the benefit of the Lenders and (ii) no default with respect to any Indebtedness of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) for which any Credit Party is not liable would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Credit Parties to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity, (c) any Foreign Subsidiary of the Borrowers (other than a Subsidiary existing on the date hereof or any successor to any such Subsidiary (including any Person that owns any Property previously owned by any such Subsidiary)) which at the time of determination shall have been designated an Unrestricted Subsidiary by the Board of Directors of the Borrowers as provided below, (d) any Subsidiary of an Unrestricted Subsidiary and (e) each Foreign Subsidiary of the Borrowers designated as an Unrestricted Subsidiary in Part (a) of SCHEDULE 4.13 annexed hereto. The Board of Directors of CML may, subject to clauses (b) and (c) above, designate any Foreign Subsidiary of the Borrowers to be an Unrestricted Subsidiary unless (i) such Subsidiary owns any capital stock of, or owns or holds any Lien on any property of, any Credit Party, (ii) such Subsidiary has assets having an aggregate fair market value of more than $10,000, or (iii) at the time of such designation (either before or after giving effect thereto), an Event of Default exists or would result therefrom and the Administrative Agent acting upon the instructions of the Required Revolving Credit Lenders shall have objected to such designation on or before the tenth Business Day following the earlier of the date it receives notice of such designation as provided in the following sentence or the date it receives notice of such Event of Default as provided in Section 6.2 (d) hereof. Any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary by designation of the Board of Directors of CML. CML shall furnish to the Administrative Agent a certified copy of each resolution of its Board of Directors evidencing each designation pursuant to this definition and a certificate of a Financial Officer to the effect that such designation complied with the conditions thereto set forth herein and (in the case of any Subsidiary of the Borrowers being designated an Unrestricted Subsidiary) setting forth in reasonable detail the computations necessary to determine whether the Borrowers are in compliance with Section 7.9 hereof on the date of such designation (both before and after giving effect thereto), and no such designation shall be effective for purposes hereof until the Administrative Agent shall have received such resolution and certificate. As of the Effective Date, Schedule 4.13 indicates which Subsidiaries are Unrestricted Subsidiaries.

     "WHOLLY OWNED SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 100% of the equity or ordinary voting power (other than directors' qualifying shares) or, in the case of a partnership, 100% of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     1.2 CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Credit Loan" or "Swing Loan") or by Type (e.g., a "Base Rate Loan" or a "LIBOR Loan") or by Class and Type (e.g., a "LIBOR Revolving Credit Loan" or a "Base Rate Revolving Credit Loan"). In similar fashion, (i) Borrowings may be classified and referred to by Class, by Type and by Class and Type, and (ii) Commitments may be classified and referred to by Class.

     1.3 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in Articles VI and VII in respect of the affirmative and negative covenants to be performed by the Credit Parties shall be interpreted to mean, with respect to Article VI, that CML will, and will cause each Restricted Subsidiary and Special Credit Party to comply with such covenant, and, with respect to Article VII, that CML will not, and will not permit any Restricted Subsidiary or Special Credit Party to, violate such covenant.

     1.4 ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time or similar uniform standards as may be applicable to any Foreign Subsidiary; provided that, if CML notifies the Administrative Agent that CML requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or such similar uniform standard as may be applicable to any Foreign Subsidiary or in the application thereof on the operation of such provision (or if the Administrative Agent notifies CML that the Required Revolving Credit Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or such similar uniform standard as may be applicable to any Foreign Subsidiary or in the application thereof, then such provision shall be interpreted on the basis of GAAP or such similar uniform standard as may be applicable to any Foreign Subsidiary as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

     1.5 MULTIPLE BORROWERS. The term "Borrowers" refers to more than one corporation. All references to the Borrowers are references to CML and its Domestic Subsidiaries. All Obligations are joint and several between CML and each such Domestic Subsidiary and the obligations of the Guarantors pursuant to the Article III are joint and several with the Obligations. All representations and covenants shall apply and be applied to each of the Credit Parties separately as well as jointly and are made by each of the Credit Parties, other than financial covenants contained in Section 7.9, which shall be applied on a consolidated basis to the Credit Parties. The Borrowers designate CML to act on behalf of the Borrowers for all purposes under this Agreement, including the requesting of Revolving Credit Loans and Swing Loans hereunder, and reduction of the Revolving Credit Commitment.

                                   ARTICLE II

                                   THE CREDITS

     2.1 REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees to make Revolving Credit Loans to the Borrowers and Special Credit Parties from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Credit Loans exceeding such Lender's Revolving Credit Commitment; provided that, based on the Dollar Amount of all Borrowings, the total Revolving Credit Exposure shall not at any time exceed the total Revolving Credit Commitments; provided further that, the aggregate amount of Revolving Credit Loans comprising the Sylvania Acquisition Loan shall not exceed $125,000,000; provided further that (a) the aggregate amount of Revolving Credit Loans denominated as Alternative Currency Loans either to the Borrowers or the Special Credit Parties PLUS the amount of the overdraft outstanding pursuant to the Sterling Overdraft Facility shall not at any time exceed $50,000,000 in Dollar Amount and (b) the aggregate principal amount of Revolving Credit Loans made directly to or for the benefit of any Special Credit Party shall not exceed the principal amount of such Special Credit Party's Funded Debt outstanding on the date hereof and to be refinanced hereby without the prior written consent of the Required Revolving Credit Lenders in their sole discretion on a case by case basis as to amount and Alternative Currency (the maximum amount and Alternative Currency of Special Credit Parties shall be listed on Schedule 2 hereto if different from the existing Funded Debt of each such Special Credit Party on the Effective Date).

     2.2 LOANS AND BORROWINGS.

     (a) Each Loan of a particular Class (other than a Swing Loan made by the Swing Loan Lender or an Alternative Currency Loan made by the Administrative Agent) shall be made as part of a Borrowing consisting of Loans of such Class made by the Lenders ratably in accordance with their respective Commitments of such Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Revolving Credit Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.13 and except with respect to Swing Loans, each Borrowing shall be comprised entirely of Base Rate Loans or LIBOR Loans as the Borrowers may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for a LIBOR Borrowing denominated in Dollars, such Borrowing shall be in an aggregate amount at least equal to $2,500,000 or any greater multiple of $1,000,000, and with respect to each LIBOR Borrowing denominated in an Alternative Currency, the Dollar Amount of such Borrowing shall be at least equal to $2,500,000 or any greater multiple of $1,000,000. At the time that each Base Rate Borrowing (other than a Swing
Loan) is made, such Borrowing shall be in an aggregate amount that is at least equal to $2,500,000 or any greater multiple of $1,000,000; provided that (i) a Base Rate Borrowing of Revolving Credit Loans may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Credit Commitments, and (ii) a Revolving Credit Base Rate Borrowing may be in an amount that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.4(e). At the time each Swing Loan is made, such Borrowing shall be in an aggregate amount of $100,000 or any greater multiples of $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten LIBOR Borrowings outstanding of which no more than six LIBOR Borrowings may be in Dollars.

     (d) Alternative Currency Loans shall be made as provided in Section 2.5 (b) and shall in all other respects be subject to the terms which apply to Revolving Credit Borrowings.

     2.3 REQUESTS FOR BORROWINGS.

     (a) To request a Revolving Credit Borrowing, CML on behalf of the Borrowers or CML and any Special Credit Party, if the Loan is specifically made to or for the benefit of any such Special Credit Party, shall notify the Administrative Agent of such request by telephone (i) in the case of a LIBOR Borrowing denominated in Dollars, not later than 11:00 a.m., Boston, Massachusetts time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a LIBOR Borrowing denominated in an Alternative Currency, not later than 11:00 a.m., Boston, Massachusetts time, three Business Days before the date of the proposed Borrowing or (iii) in the case of a Base Rate Borrowing not later than 11:00 a.m., Boston, Massachusetts time, one Business Day before the date of the proposed Borrowing; provided that any such notice of a Base Rate Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.4(e) may be given not later than 10:00 a.m., Boston, Massachusetts time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by CML and (if appropriate) such Special Credit Party.

     (b) Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

          (i) the aggregate amount of such Borrowing;

          (ii) the date of such Borrowing, which shall be a Business Day;

          (iii) whether such Borrowing is to be a Base Rate Borrowing (for Dollar denominated Loans only) or a LIBOR Borrowing;

          (iv) in the case of a LIBOR Borrowing,

               (A) whether such Borrowing is to be denominated in Dollars or in an Alternative Currency, and

               (B) the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the Borrowers' account to which funds are to be disbursed, which shall comply with the requirements of Section 2.5.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing. If no Interest Period is specified with respect to any requested LIBOR Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.3, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          2.4 LETTERS OF CREDIT AND BANK GUARANTIES.

     (a) GENERAL. Subject to the terms and conditions set forth herein, in addition to the Revolving Credit Loans provided for in Section 2.1(a), CML may request the issuance of Letters of Credit denominated in Dollars or an Alternative Currency for its own account by the Issuing Lender, in a form reasonably acceptable to the Issuing Lender, at any time and from time to time during the Revolving Credit Availability Period. Letters of Credit issued hereunder shall constitute utilization of the Revolving Credit Commitments. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by CML to, or entered into by CML with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), CML shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.4), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrowers also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate combined LC Exposure and Bank Guaranties of the Issuing Lender (determined for these purposes without giving effect to the participations therein of the Revolving Credit Lenders pursuant to paragraph (e) of this Section 2.4) shall not exceed $15,000,000 and (ii) the total Revolving Credit Exposure shall not exceed the total Revolving Credit Commitments.

     (c) EXPIRATION DATE. Each Letter of Credit shall expire (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) provided that any such Letter of Credit may provide for automatic extensions thereof to a date not later than one year beyond its current expiration date, and (ii) the Revolving Credit Maturity Date. No Letter of Credit may be extended beyond the Revolving Credit Maturity Date.

     (d) BANK GUARANTIES; NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. From time to time as permitted by applicable law, CML may request the issuance for the benefit of itself the Borrowers or the Special Credit Parties, Bank Guaranties (or the amendment, renewal or extension of an outstanding Bank Guaranty). Each such request shall be hand delivered or telecopied (or transmitted by other electronic communication, if arrangements for such other electronic communication have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) of a notice requesting the issuance of a Bank Guaranty, or identifying the Bank Guaranty to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, and containing the requested date on which such Bank Guaranty is to expire (which shall not extend beyond the Revolving Credit Maturity Date), the amount of such Bank Guaranty, the name and address of the party for which the Bank Guaranty is being issued and such other information as shall be necessary to prepare, amend, renew or extend such Bank Guaranty. CML, the applicable Borrower and/or the applicable

Special Credit Party shall execute a counter indemnity agreement or similar reimbursement agreement in form satisfactory to the Issuing Lender. A Bank Guaranty shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Bank Guaranty the Borrowers shall be deemed to represent and warrant that) after giving effect to such issuance, amendment, renewal or extension (i) the aggregate combined LC Exposure and Bank Guaranties of the Issuing Lender (determined for these purposes without giving effect to the participations therein of the Revolving Credit Lenders pursuant to paragraph (e) of this Section 2.4) shall not exceed $15,000,000 in Dollar Amount less outstanding Letter of Credit Exposure and (ii) the total Revolving Credit Exposure shall not exceed the total Revolving Credit Commitments.

     (e) PARTICIPATIONS. By the issuance of a Letter of Credit or Bank Guaranty (or an amendment to a Letter of Credit or Bank Guaranty increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender, the Issuing Lender hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit or Bank Guaranty equal to such Revolving Credit Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit or such Bank Guaranty. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Revolving Credit Lender's Applicable Percentage of each LC Disbursement or Bank Guaranty Disbursement made by the Issuing Lender and not reimbursed by the Borrowers on the date due as provided in paragraph (f) of this Section 2.4, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit or Bank Guaranty is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or any Bank Guaranty or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (f) REIMBURSEMENT. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit or Bank Guaranty Disbursement, the Borrowers shall reimburse the Issuing Lender in respect of such LC Disbursement or Bank Guaranty Disbursement, as the case may be, by paying to the Administrative Agent an amount in immediately available funds equal to the Dollar Amount of such LC Disbursement or Bank Guaranty Disbursement not later than 12:00 noon, Boston, Massachusetts time, on (i) the Business Day that CML receives notice of such LC Disbursement or Bank Guaranty Disbursement, if such notice is received prior to 10:00 a.m., Boston, Massachusetts time; provided that any such same-day Borrowing shall be a Swing Loan to the extent of the Swing Loan Availability at such time, or (ii) the Business Day immediately following the day that CML receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement or Bank Guaranty Disbursement is not less than $500,000 in Dollar Amount, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.3 that such payment be financed with a Revolving Credit Base Rate Borrowing in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Base Rate Borrowing.

     If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement or Bank Guaranty Disbursement, the payment then due from the Borrowers in respect thereof and such Revolving Credit Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Credit Lender shall pay to the Administrative Agent the Dollar Amount of its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.5 with respect to Revolving Credit Loans made by such Lender (and Section 2.5 shall apply to the payment obligations of the Revolving Credit Lenders, treating each such payment as a Loan for this purpose), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Revolving Credit Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement or Bank Guaranty Disbursement shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement or Bank Guaranty Disbursement, as the case may be.

     (g) OBLIGATIONS ABSOLUTE.

          (i) The Borrowers' obligation to reimburse LC Disbursements and Bank Guaranty Disbursements as provided in paragraph (f) of this Section 2.4 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (A) any lack of validity or enforceability of any Letter of Credit or Bank Guaranty, or any term or provision therein, (B) any draft or other document presented under a Letter of Credit or Bank Guaranty proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (C) payment by the Issuing Lender under a Letter of Credit or Bank Guaranty against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit or Bank Guaranty and (D) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

          (ii) Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or Bank Guaranty by the Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in clause (g)(i) above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit or Bank Guaranty (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuing Lender's gross negligence or wilful misconduct when determining whether drafts and other documents presented under a Letter of Credit or Bank Guaranty comply with the terms thereof. Subject in all respects to the foregoing, the parties hereto expressly agree that:

               (A) the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit or Bank Guaranty without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit or Bank Guaranty;

               (B) the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit or Bank Guaranty; and

               (C) this clause (g)(ii) shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit or Bank Guaranty comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

     (h) DISBURSEMENT PROCEDURES. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under any Letter of Credit or Bank Guaranty. The Issuing Lender shall promptly notify the Administrative Agent and CML by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement or Bank Guaranty Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Lender and the Revolving Credit Lenders with respect to any such LC Disbursement or Bank Guaranty Disbursement.

     (i) INTERIM INTEREST. If the Issuing Lender shall make any LC Disbursement or Bank Guaranty Disbursement in respect of any Letter of Credit or any Bank Guaranty, as the case may be, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date of such LC Disbursement or such Bank Guaranty Disbursement in full on the date of such Bank Guaranty Disbursement, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement or Bank Guaranty Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement or Bank Guaranty Disbursement, at the rate per annum then applicable to Revolving Credit Base Rate Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement or Bank Guaranty

Disbursement when due pursuant to paragraph (f) of this Section 2.4, then interest calculated in accordance with Section 2.12(c) shall accrue on the unpaid amount thereof. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to paragraph (f) of this
Section 2.4 to reimburse the Issuing Lender shall be for the account of such Lender to the extent of such payment.

     (j) CASH COLLATERALIZATION. If either (i) an Event of Default shall occur and be continuing and the Borrowers receive notice from the Administrative Agent or the Required Revolving Credit Lenders demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Borrowers shall be required to provide cover for LC Exposure and any Bank Guaranty pursuant to Section 2.9(a) or 2.10(b), the Borrowers shall immediately deposit with the Issuing Lender an amount in cash equal to, in the case of an Event of Default, the LC Exposure and the amount of any Bank Guaranty as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.9(a) or 2.10(b), the amount required under Section 2.9(a) or 2.10(b), as the case may be; provided that the obligation to deposit cash collateral in an amount equal to the LC Exposure and the amount of any Bank Guaranty plus any accrued and unpaid interest thereon shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Credit Party described in clause (g) or (h) of Section 8.1. Such deposit shall be held by the Issuing Lender as collateral in the first instance for the LC Exposure or Bank Guaranty under this Agreement and thereafter for the payment of any other obligations of the Credit Parties hereunder.

     2.5 FUNDING OF BORROWINGS.

     (a) Each Lender shall make each Loan denominated in Dollars (other than a Swing Loan) to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds of its Applicable Percentage of such Loan by 1:00 p.m., Boston, Massachusetts time or, in the case of same-day Borrowings, 2:00 p.m., Boston, Massachusetts time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in Boston, Massachusetts and designated by CML in the applicable Borrowing Request; provided that Revolving Credit Loans made to finance the reimbursement of an LC Disbursement under any Letter of Credit as provided in Section 2.4(e) shall be remitted by the Administrative Agent to the Issuing Lender and Revolving Credit Base Rate Loans made to finance the refunding of Swing Loans as provided in
Section 2.8(d)(i) shall be remitted by the Administrative Agent to the Swing Loan Lender.

     (b) FUNDING AND PARTICIPATION IN ALTERNATIVE CURRENCY LOANS AND LOANS TO SPECIAL CREDIT PARTIES.

     (i) Subject to the provisions of this Section 2.5(b), only the Administrative Agent shall fund Alternative Currency Loans. For purposes of determining the amount of each Lender's Commitment, Bank Guaranties shall be treated as Alternative Currency

Loans under this Section 2.5(b) and each Lender has agreed to fund the Obligations under each such Bank Guaranty as if it were a Alternative Currency Loan hereunder. If the Administrative Agent is unable to fund any Alternative Currency Loan, because of conditions described in Section 2.14, then the Administrative Agent may, in its sole discretion, designate one of the Lenders (with such Lender's prior written consent) to fund such Alternative Currency Loan. If the Administrative Agent is unable to designate any of the Lenders to fund such Alternative Currency Loan due to circumstances applying to the Lenders described under Section 2.14, then the Administrative Agent shall so notify the Borrowers and the Borrowers may request a Loan in a different Alternative Currency or in Dollars. If Alternative Currency Loans are to be made by a Lender other than the Administrative Agent, such Lender shall wire transfer immediately available funds in such Alternative Currency by 11:00 a.m., Boston, Massachusetts time, on the date such Alternative Currency Loan is to be funded, to the account of the Administrative Agent most recently designated by it for such purpose by notice to such Lender or to a depository account designated by the Administrative Agent. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in Boston, Massachusetts or such depository account as may have been designated by the Borrowers in the applicable Borrowing Request.

     (ii) Subject to the provisions of this Section 2.5 (b), all Loans to or for the benefit of Special Credit Parties shall be Alternative Currency Loans and shall be made by the Administrative Agent. If the Administrative Agent is unable to fund any Alternative Currency Loan to or for the benefit of any Special Credit Party, because of conditions described in Section 2.14, then the Administrative Agent may, in its sole discretion, designate one of the Lenders to fund such Alternative Currency Loan. If the Administrative Agent is unable to designate any of the Lenders to fund such Alternative Currency Loan due to circumstances applying to the Lenders described under Section 2.14, then the Administrative Agent shall so notify the Special Credit Party and subject to the prior approval of the Administrative Agent, such Special Credit Party may request a Loan in a different Alternative Currency or in Dollars. If Alternative Currency Loans are to be made by a Lender other than the Administrative Agent, such Lender shall wire transfer immediately available funds in such Alternative Currency by 11:00 a.m., Boston, Massachusetts time, on the date such Alternative Currency Loan is to be funded, to the account of the Administrative Agent most recently designated by it for such purpose by notice to such Lender or to a depository account designated by the Administrative Agent. The Administrative Agent will make such Loans available to the Special Credit Party by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in Boston, Massachusetts or such depository account as may have been designated by such Special Credit Party in the applicable Borrowing Request.

     (iii) Upon making or continuing an Alternative Currency Loan to the Borrowers or any Special Credit Party, each of the Administrative Agent or the Lender who made any such Alternative Currency Loan (without any further action on the part of the Administrative Agent or such Lender) hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from the Administrative Agent or any such Lender, a participation in each such Alternative Currency Loan in an amount equal to such Revolving Credit Lender's Applicable Percentage of the principal amount of such Alternative Currency Loan. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Administrative Agent or the Lender making or continuing such Alternative Currency Loan, such Revolving Credit Lender's Applicable Percentage of any amount not repaid by the Borrowers or the Special Credit Parties under each Alternative Currency Loan at maturity or upon acceleration as provided in
Section 8 hereof, or of any reimbursement payment required to be refunded to the Borrowers or the Special Credit Parties, as the case may be, for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Alternative Currency Loans is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any continuation or extension of any Alternative Currency Loan or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (iv) The Administrative Agent or the Lender making any Alternative Currency Loan shall distribute to the Lenders in accordance with each Revolving Credit Lender's Applicable Percentage the Applicable Margin for LIBOR Borrowings paid by the Borrowers or the Special Credit Parties, as applicable, under each Alternative Currency Loan. Each Alternative Currency Loan shall in all other respects be a Revolving Credit Borrowing for purposes of this Agreement.

     (v) Each of the Revolving Credit Lenders and the Special Credit Parties acknowledge and agree that any Alternative Currency Loan made, directly or indirectly through another Credit Party, to any Special Credit Party shall be limited as follows:

          a. The amount of all Revolving Loans to Special Credit Parties shall be limited as provided in Section 2.1.

          b. No Loan to a Special Credit Party may mature after the Revolving Credit Maturity Date.

          c. To the extent permitted by applicable local law, each such Loan shall be secured by the assets of the applicable Special Credit Party and the Collateral securing such Loans shall only secure such Loans unless the Special Credit Party enters into a Guaranty in favor of the Lenders with respect to all of the Revolving Credit Loans, but in no circumstance shall any Special Credit Party guaranty the repayment of the Sylvania Acquisition Loan.

          d. No default or event of default under any Guaranty by a Special Credit Party in favor of the Lenders shall be a Default under the underlying Loan

     Documents directly with each such Special Credit Party unless specifically provided in such Loan Documents.

          e. In the case of any indirect Alternative Currency Loan to a Special Credit Party through another Credit Party, such Loans shall be on terms identical to the terms, in the opinion of the Administrative Agent, of the Alternative Currency Loans from the Lenders to such Credit Party (including acceleration for nonperformance) and all documents and Liens relating to such Loan shall be assigned to the Administrative Agent for the benefit of the Lenders on terms satisfactory to the Administrative Agent.

     (c) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (other than a Swing Loan Borrowing) that such Lender will not make available to the Administrative Agent such Lender's Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage of such Borrowing available on such date in accordance with paragraph (a) of this
Section 2.5 and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its Applicable Percentage of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     (d) Notwithstanding any other provisions of this Agreement, all payments in respect of Alternative Currency Loans by or to any Lender (other than the funding of Alternative Currency Loans by the Administrative Agent or a Lender designated under Section 2.5(b)(i)) shall be in the amount of immediately available funds equal to the Dollar Amount of such Alternative Currency Loan payment.

     2.6 INTEREST ELECTIONS.

     (a) Each Borrowing (other than a Swing Loan Borrowing) initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.6; provided however, that notwithstanding any other provision of this Section 2.6, no Swing Loan shall be converted from a Base Rate Borrowing to a LIBOR Borrowing. The Borrowers may elect different options for continuations and conversions with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

     (b) To make an election pursuant to this Section 2.6, CML or as to Loans made directly to Special Credit Parties, the Special Credit Party shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by CML.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

          (i) the Borrowing to which such Interest Election Request applies and, if different options for continuations or conversions are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a LIBOR Borrowing; and

          (iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each affected Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If the Borrowers fail to deliver a timely Interest Election Request prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period (i) with respect to a LIBOR Borrowing denominated in Dollars, such Borrowing shall be converted to a Base Rate Borrowing or (ii) with respect to a LIBOR Borrowing denominated in an Alternative Currency, such Borrowing shall be converted to a Borrowing at the "base rate" for such Alternative Currency announced by the Administrative Agent or its corresponding bank in its head office located in the jurisdiction which issues such Alternative Currency. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Revolving Credit Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing and (ii) unless repaid, each LIBOR Borrowing denominated in Dollars shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.

     2.7 TERMINATION AND REDUCTION OF COMMITMENTS.

     (a) Unless previously terminated, the Revolving Credit Commitments shall terminate at the close of business on the Revolving Credit Maturity Date.

     (b) The Borrowers may at any time terminate, or from time to time reduce, the Revolving Credit Commitments or the Swing Loan Sublimit upon at least five
(5) Business Days prior written notice to the Administrative Agent; provided that (i) each reduction of the Revolving Credit Commitments shall be in an amount that is at least equal to $5,000,000 or any greater multiple of $1,000,000, and (ii) the Borrowers shall not terminate or reduce (x) the Revolving Credit Commitments if, after giving effect to any concurrent repayment of the Loans in accordance with Section 2.9 or prepayment of the Loans in accordance with Section 2.10, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments or (y) the Swing Loan Sublimit if, after giving effect to any concurrent repayment of the Swing Loans in accordance with
Section 2.9 or prepayment of the Loans in accordance with Section 2.10, the aggregate principal amount of outstanding Swing Loans would exceed the Swing Loan Sublimit, after giving effect to such termination or reduction.

     (c) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce Revolving Credit Commitments or the Swing Loan Sublimit under paragraph (b) of this Section 2.7 at least five Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section 2.7 shall be irrevocable; provided that a notice of termination of Revolving Credit Commitments or the Swing Loan Sublimit or both delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of Revolving Credit Commitments shall be permanent. Each reduction of Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments.

     2.8 SWING LOAN FACILITY.

     (a) THE SWING LOAN. Subject to the terms and conditions hereinafter set forth, upon notice by the Borrowers made to the Swing Loan Lender in accordance with Section 2.8(b)(i) or as determined by the Swing Loan Lender to avoid overdrawing Borrowers' account with the Swing Loan Lender in accordance with
Section 2.8(b)(ii) or to reimburse itself with respect to indemnification obligations pursuant to Section 2.8(b)(iii), the Swing Loan Lender hereby agrees to make Swing Loans to the Borrowers from time to time on any Business Day during the period between the Effective Date and the Business Day immediately prior to the expiration of the Revolving Credit Availability Period in an aggregate principal amount not to exceed the Swing

Loan Sublimit, and the Swing Loans shall be payable with interest accrued thereon on such Business Day immediately prior to the expiration of the Revolving Credit Availability Period. Amounts borrowed by the Borrowers under this Section 2.8 may be repaid and reborrowed, subject to the conditions hereof. Unless otherwise specifically set forth herein, Swing Loans shall constitute the use of the Swing Loan Lender's Revolving Credit Commitment. Notwithstanding any other provisions of this Agreement and in addition to the Swing Loan Sublimit limitation set forth above (a) at no time shall the sum of (i) the aggregate principal amount of all outstanding Swing Loans (after giving effect to all amounts requested and the application of the proceeds thereof) PLUS (ii) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to all amounts requested and the application of the proceeds thereof), PLUS (iii) the aggregate of LC Exposure and Bank Guaranties, exceeds the aggregate amount of the Revolving Credit Commitments of all the Lenders and
(b) at no time shall the aggregate Revolving Credit Exposure of the Swing Loan Lender (both in its capacity as the Swing Loan Lender and in its capacity as a Revolving Credit Lender) exceed its Revolving Credit Commitment (in its capacity as a Revolving Credit Lender); PROVIDED, HOWEVER, that subject to the limitations set forth in this Section 2.8(a) from time to time the ratio of (x) the sum of the aggregate Revolving Credit Exposure of the Swing Loan Lender (both in its capacity as the Swing Loan Lender and in its capacity as a Revolving Credit Lender) to (y) the sum of the aggregate Revolving Credit Exposure of all Lenders (including the Swing Loan Lender both in its capacity as the Swing Loan Lender and in its capacity as a Revolving Credit Lender) may exceed its Applicable Percentage.

     (b) REQUESTS FOR SWING LOANS.

          (i) When the Borrowers desire the Swing Loan Lender to make a Swing Loan, CML shall send to the Administrative Agent and the Swing Loan Lender a written request (or telephonic notice, if thereafter promptly confirmed in writing) (a "SWING LOAN REQUEST"), which request shall set forth (x) the principal amount of the proposed Swing Loan, and (y) the proposed date of Borrowing of such Swing Loan. Each such Swing Loan Request must be received by the Swing Loan Lender not later than 1:00 p.m. (Boston, Massachusetts time) on the proposed date of Borrowing of the Swing Loan being requested. Each Swing Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to borrow the Swing Loan from the Swing Loan Lender on the proposed date of Borrowing. Upon satisfaction of the applicable conditions set forth in this Agreement, on the proposed date of Borrowing the Swing Loan Lender shall make the Swing Loan available to the Borrowers by crediting the amount of the Swing Loan to the Borrowers' account with the Swing Loan Lender.

          (ii) On each Business Day, the Swing Loan Lender shall determine the balance of the Borrowers' accounts with the Swing Loan Lender at 3:00 p.m. (Boston, Massachusetts time), and to the extent any such account would otherwise be overdrawn, the Borrowers hereby authorize the Swing Loan Lender to make a Swing Loan. Upon satisfaction of the applicable conditions set forth in this Agreement, at or before the close of business on such date on such Business Day the Swing Loan Lender shall make the Swing Loan available to the Borrowers by crediting the amount of the Swing Loan to the Borrowers' account with the Swing Loan Lender.

          (iii) On any Business Day on which the Swing Loan Lender shall be required to pay any amount to any Person with respect to any indemnification required to be given by such Swing Loan Lender as a condition of release of any of the Existing Credit Agreements, the Borrowers hereby authorize the Swing Loan Lender to make a Swing Loan and to reimburse itself from the proceeds thereof.

          (iv) Notwithstanding the foregoing, the Swing Loan Lender shall not advance any Swing Loans after it has received notice from any Lender or any Credit Party that a Default has occurred and stating that no new Swing Loans are to be made until such Default has been cured or waived in accordance with the provisions of this Agreement.

     (c) INTEREST ON SWING LOANS. Each Swing Loan shall be a Base Rate Loan and, except as otherwise provided in Section 2.12, shall bear interest for the account of the Swing Loan Lender thereof until repaid in full at the rate per annum equal to the Base Rate PLUS the Applicable Margin for Base Rate Loans. The Borrowers promise to pay interest on the Swing Loans in arrears on each Interest Payment Date with respect thereto. All such interest payable with respect to the Swing Loans shall be payable for the account of the Swing Loan Lender except the overdraft pursuant to the Sterling Overdraft Facility shall bear interest for the account of the Swing Loan Lender thereof until repaid in full at the rate per annum equal to the Base Rate (as set forth in clause (i) of the definition thereof) PLUS the Applicable Margin for LIBOR Loans PLUS 0.25%.

     (d) REFUNDINGS OF SWING LOANS; PARTICIPATIONS IN SWING LOANS.

          (i) Except for Swing Loans made pursuant to Section 2.8(e), the Swing Loan Lender, at any time in its sole and absolute discretion, may, on behalf of the Borrowers (which hereby irrevocably directs the Swing Loan Lender to act on its behalf) request each Revolving Credit Lender, including BankBoston, in its capacity as a Revolving Credit Lender, to make a Revolving Credit Loan in an amount equal to such Revolving Credit Lender's Applicable Percentage of the amount of the Swing Loans (the "REFUNDED SWING LOANS") outstanding on the date such notice is given. Unless any of the Events of Default described in Section 8.1(g), (h) or (i) shall have occurred (in which event the procedures of Section 2.8(d)(ii) shall apply) each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Administrative Agent, for the account of the Swing Loan Lender, at the Administrative Agent's Head Office prior to 11:00 a.m. Boston, Massachusetts time in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Loans.

          (ii) If, prior to the making of a Revolving Credit Loan pursuant to
     Section 2.8(d)(i), an Event of Default described in Section 8.1(g), (h) or
     (i) shall have occurred, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made, purchase an undivided participation interest in the Refunded Swing Loan in an amount equal to its Applicable Percentage of such Refunded Swing Loan. Each Revolving Credit Lender will immediately transfer to the Swing Loan

     Lender, in immediately available funds, the amount of its participation in such Refunded Swing Loan.

          (iii) Whenever, at any time after the Swing Loan Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participation interest in a Refunded Swing Loan pursuant to Section 2.8(d)(ii) above, the Swing Loan Lender receives any payment on account thereof, the Swing Loan Lender will distribute to such Revolving Credit Lender its participation interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participation interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Loan Lender is required to be returned, such Revolving Credit Lender will return to the Swing Loan Lender any portion thereof previously distributed by the Swing Loan Lender to it as such payment is required to be returned by the Swing Loan Lender.

          (iv) If any Revolving Credit Lender does not make available to the Swing Loan Lender any amounts for the purpose of refunding a Swing Loan pursuant to Section 2.8(d)(i) above or to purchase a participation interest in a Swing Loan pursuant to Section 2.8(d)(ii) above (any such amounts payable by any Revolving Credit Lender being referred to herein as "REFUNDING OR PARTICIPATION AMOUNTS") on the applicable due date with respect thereto, then the applicable Revolving Credit Lender shall pay to the Swing Loan Lender forthwith on demand such Refunding or Participation Amounts with interest thereon for each day from and including the date such amount is made available to the Swing Loan Lender but excluding the date of payment to the Swing Loan Lender, at the Federal Funds Effective Rate. If such Lender pays such amount to the Swing Loan Lender, then such amount shall constitute such Revolving Credit Lender's Loan included in such refunding Borrowing or the consideration for the purchase of such participation interest, as the case may be.

          (v) The failure or refusal of any Revolving Credit Lender to make available to the Swing Loan Lender at the aforesaid time and place the amount of its Refunding or Participation Amounts (x) shall not relieve any other Revolving Credit Lender from its several obligations hereunder to make available to the Swing Loan Lender the amount of such other Revolving Credit Lender's Refunding or Participation Amounts and (y) shall not impose upon such other Revolving Credit Lender any liability with respect to such failure or refusal or otherwise increase the Revolving Credit Commitment of such other Revolving Credit Lender.

          (vi) Each Revolving Credit Lender severally agrees that its obligation to make available to the Swing Loan Lender its Refunding or Participation Amount as described above shall (except to the extent expressly set forth in Section 2.8(d)(iv)) be absolute and unconditional and shall not be affected by any circumstance, including (v) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Loan Lender, the Borrowers or any other Person for any reason whatsoever, (w) the occurrence or continuance of any Default, the termination of the Revolving Credit Commitments or any other condition precedent whatsoever, (x) any adverse change in the condition (financial or otherwise) of any Credit Party or any other Person, (y) any breach of any of the Loan Documents by any of the Credit Parties or any other Lender, or (z) any other circumstance, happening or event, whether or not similar to any of the foregoing.

     (e) Subject to the restrictions on Alternative Currency Loans described in
Section 2.1 and the Swing Loan Sublimit, the Swing Loan Lender hereby agrees to provide overdrafts to Badalex Limited ("BADALEX") denominated in Sterling (the "STERLING OVERDRAFT FACILITY"); provided that the aggregate amount of any such overdrafts pursuant to this subsection (e) shall not exceed $1,000,0000 in Dollar Amount. Badalex hereby unconditionally promises to pay in Sterling (i) to the Swing Loan Lender the then unpaid principal amount of such Lender's Sterling Overdraft Facility Swing Loans on the Revolving Credit Maturity Date and (ii) interest on the Sterling Overdraft Facility Swing Loans monthly in arrears on the last day of each month with respect thereto. All such interest payable with respect to the overdrafts shall be payable for the account of the Swing Loan Lender.

     2.9 REPAYMENT OF LOANS; EVIDENCE OF DEBT.

     (a) The Borrowers hereby unconditionally promise to pay to the Administrative Agent for the account of each Revolving Credit Lender the Dollar Amount of the then unpaid principal amount of such Lender's Revolving Credit Loans (including any Alternative Currency Loan), on the Revolving Credit Maturity Date. The Special Credit Parties shall repay Loans as provided in the Loan Documents with each such Special Credit Party. In addition, if following any reduction in the Revolving Credit Commitments or at any other time the aggregate principal amount of the Revolving Credit Exposure shall exceed the Dollar Amount of the aggregate Revolving Credit Commitments, the Borrowers shall first, to the extent required by the following sentence, repay the Swing Loans, but only to such extent, second, to repay the Sylvania Acquisition Loan, third to repay the Revolving Credit Loans (including any Alternative Currency Loans), fourth, repay any remaining Swing Loans, and fifth, provide cover for LC Exposure and the Bank Guaranties as specified in Section 2.4(j) in an aggregate amount equal to such excess. If at any time either (a) the aggregate principal amount of Swing Loans outstanding exceeds the lowest of (i) the Swing Loan Sublimit or (ii) the Swing Loan Lender's Applicable Percentage of the total Revolving Credit Commitment at such time or (b) the Swing Loan Lender's Revolving Credit Exposure at such time exceeds the Swing Loan Lender's Applicable Percentage of the total Revolving Credit Commitment at such time after application of any reduction in the Revolving Credit Commitment, then the Borrowers shall forthwith repay the Swing Loans then outstanding in an amount equal to such excess, together with accrued interest.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent (or in the case of Swing Loans, the Swing Loan Lender) shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section 2.9 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans made by it be evidenced by a promissory note . In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     2.10 PREPAYMENT OF LOANS.

     (a) OPTIONAL PREPAYMENTS. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section 2.10 and, with respect to LIBOR Loans, subject to Section 2.15(a) hereof; provided that any such prepayment shall be first applied to the outstanding amount of the Sylvania Acquisition Loan and when the Sylvania Acquisition Loan is paid in full any such additional prepayment shall be applied to the other Obligations. Prepayments by Special Credit Parties shall be governed by the Loan Documents with each such Special Credit Party; provided that no prepayment by any Sylvania Company shall be applied to the Sylvania Acquisition Loan.

     (b) MANDATORY PREPAYMENTS. The Borrowers and Special Credit Parties, to the extent any of the following apply to the Special Credit Parties, (provided that any such payments shall be applied only to Obligations due specifically from such Special Credit Parties, except to the extent any such Special Credit Party may Guaranty the Obligations hereunder) shall make prepayments of the Loans in the order of priority and with the restrictions provided in Section 2.10 (a) (and reduce the Commitments hereunder) as follows:

          (i) CASUALTY EVENTS. Within 90 days following the receipt by any Credit Party of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of any Credit Party (or upon such earlier date as such Credit Party, as the case may be, shall have determined not to repair or replace the property affected by such Casualty Event), the Borrowers shall prepay the Loans (and provide cover for LC Exposure and the Bank Guaranties as specified in
     Section 2.4(j)), and the Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Cash Payments from such Casualty

     Event not theretofore applied or committed to be applied to the repair or replacement of such property (it being understood that if Net Cash Payments committed to be applied are not in fact applied within twelve months of the respective Casualty Event, then such proceeds shall be applied to the prepayment of Loans, cover for LC Exposure and the Bank Guaranties and reduction of Revolving Credit Commitments as provided in this clause (i) at the expiration of such twelve-month period) but only if and to the extent that the aggregate amount of such proceeds received after the Effective Date on account of all Casualty Events is greater than $500,000 in excess of the aggregate amount applied or committed to be applied after the Effective Date to the repair or replacement of such property, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.10(b).

          (ii) INCURRENCE OF DEBT OR OFFERING OF EQUITY. Without limiting the obligation of the Borrowers to obtain the consent of the Required Revolving Credit Lenders to any incurrence of Indebtedness or sale of equity securities not otherwise permitted hereunder, the Borrowers agree, on or prior to the closing of any incurrence of debt pursuant to Section 7.1(h) or sale of equity securities by any Credit Party to deliver to the Administrative Agent a statement certified by a Financial Officer, in form and detail reasonably satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Payments of such incurrence of debt or sale of equity securities that will (on the date of such incurrence or sale) be received by any Credit Party in cash and the Borrowers will prepay the Loans hereunder (and provide cover for LC Exposure and the Bank Guaranties as specified in Section 2.4(j)), and the Revolving Credit Commitments hereunder shall be subject to automatic reduction, upon the date from such incurrence of debt or sale of securities, in an aggregate amount equal to 100% of such estimated amount of the Net Cash Payments from such incurrence of debt or 50% of such estimated amount of the Net Cash Payments from such sale of equity securities received by any Credit Party, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.10(b).

          (iii) SALE OF ASSETS. Without limiting the obligation of the Borrowers to obtain the consent of the Required Revolving Credit Lenders to any Disposition not otherwise permitted hereunder, the Borrowers agree, on or prior to the occurrence of any Disposition by any Credit Party, to deliver to the Administrative Agent a statement certified by a Financial Officer, in form and detail reasonably satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Payments of such Disposition that will (on the date of such Disposition) be received by any Credit Party in cash, the Borrower will prepay the Loans hereunder (and provide cover for LC Exposure and the Bank Guaranties as specified in Section 2.4(j)), and the Revolving Credit Commitments hereunder shall be subject to automatic reduction, as follows:

               (x) upon the date of such Disposition, in an aggregate amount equal to 100% of such estimated amount of the Net Cash Payments of such Disposition, to the extent received by any Credit Party in cash on the date of such Disposition (provided that the first $2,000,000 of such Net Cash Payments in each fiscal year shall be applied to reduce the Sylvania Acquisition Loan and then other Loans hereunder, but shall not reduce the total Revolving Credit Commitments); and

               (y) thereafter, on the date of receipt, to the extent any Credit Party shall receive Net Cash Payments in cash under deferred payment arrangements or Disposition Investments entered into or received in connection with any Disposition, an amount equal to (A) 100% of the aggregate amount of such Net Cash Payments MINUS (B) any transaction expenses associated with Dispositions and not previously deducted in the determination of Net Cash Payments PLUS (or MINUS, as the case may be) (C) any other adjustment received or paid by any Credit Party pursuant to the respective agreements giving rise to Dispositions and not previously taken into account in the determination of the Net Cash Payments.

          Prepayment and reduction under each of the forgoing (x) or (y) to be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.10(b).

          (iv) APPLICATION. Upon the occurrence of any of the events described in the above paragraphs of this Section 2.10(b), the amount of the required reductions and prepayments shall be applied to the Revolving Credit Commitments ratably in accordance with the respective then-outstanding aggregate amounts of such Revolving Credit Commitments and Loans; provided that the Revolving Credit Commitments and Loans attributable to the Sylvania Acquisition Loan shall be reduce first and then when repaid in full other outstanding Loans and, then cover for LC Exposure, Bank Guaranties and Loans to Special Credit Parties, in an amount equal to such required reduction of Revolving Credit Commitments; provided that if as a result of such reduction, either (x) the aggregate amount of the Revolving Credit Exposure shall exceed the aggregate Revolving Credit Commitments or a repayment of Swing Loans would be required by the second sentence of
     Section 2.9(a), the Borrowers shall, first, to the extent required by the second sentence of Section 2.9(a) repay Swing Loans, but only to such extent, second, repay the Sylvania Acquisition Loan, third repay the other Revolving Credit Loans (other than Swing Loans), fourth repay the remaining Swing Loans, fifth, provide cover for LC Exposure and Bank Guaranties as specified in Section 2.4(j) and sixth, provide cover for outstanding Loans to Special Credit Parties, in an aggregate amount equal to such excess.

     (c) NOTIFICATION OF PREPAYMENTS. The Borrowers shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a LIBOR Borrowing, not later than 11:00 a.m., Boston, Massachusetts time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., Boston, Massachusetts time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of Revolving Credit Commitments as contemplated by Section 2.7, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.7.

Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each partial prepayment of any Borrowing under paragraph (a) of this
Section 2.10 shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.2.

     (d) PREPAYMENTS ACCOMPANIED BY INTEREST. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and any break funding payment under Section 2.15.

     2.11 FEES.

     (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue on the daily average unused amount of the respective Revolving Credit Commitments of such Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Credit Commitment terminates at a rate per annum determined by reference to the Leverage Ratio as at the end of the immediately preceding fiscal quarter immediately preceding the delivery of the Compliance Certificate but initially the Leverage Ratio shall be deemed to be greater than or equal to
2.50 but less than 3.25 to 1:

                                                                   Range of
                Leverage Ratio                           Commitment Fee (% per annum)
                --------------                           ----------------------------

         Greater than or equal to 3.25 to 1                           0.375%

         Greater than or equal to
              2.50 to 1 but less than 3.25 to 1                       0.375%

         Greater than or equal to
              2.00 to 1 but less than 2.50 to 1                       0.300%

         Less than 2.00 to 1                                          0.250%

Accrued commitment fees shall be payable in arrears on each Quarterly Date commencing on the first such date to occur after the date hereof and, in respect of any Revolving Credit Commitments, on the date such Revolving Credit Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of determining the unused portion of each Lender's Commitment solely in order to calculate the commitment fee under this Section 2.11(a), no Swing Loan shall constitute the usage of any Lender's Revolving Credit Commitment.

     (b) The Borrowers agree to pay with respect to Letters of Credit and Bank Guaranties outstanding hereunder the following fees:

          (i) to the Administrative Agent for the account of each Revolving Credit Lender a fee per annum equal to the Applicable Margin for LIBOR Borrowings on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) and such Lender's Bank Guaranties during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which there shall no longer be any Letters of Credit or Bank Guaranties outstanding hereunder, and

          (ii) to the Issuing Lender (x) an annual fronting fee equal to the product of 0.125% per annum TIMES the face amount of each Letter of Credit, payable in arrears on each Quarterly Date, and (y) the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or Bank Guaranty or processing of drawings thereunder.

Accrued fees shall be payable in arrears on each Quarterly Date and on the date the Revolving Credit Commitments terminate, commencing on the first such date to occur after the date hereof, provided that any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (c) The Borrowers agree to pay in Dollars with respect to Alternative Currency Loans funded hereunder to the Administrative Agent or the Lender providing the Alternative Currency Loan in accordance with Section 2.5(b) a fronting fee equal to the Dollar Amount of the product of 0.125% TIMES the original principal amount of such Alternative Currency Loan.

Accrued fees shall be payable in arrears on each Quarterly Date and on the date the Revolving Credit Commitments terminate, commencing on the first such date to occur after the date hereof, provided that any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (d) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed in writing among the Borrowers and the Administrative Agent.

     (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds. Fees paid shall not be refundable under any circumstances, absent manifest error in the determination thereof.

     2.12 INTEREST.

     (a) The Loans denominated in Dollars comprising each Base Rate Borrowing shall bear interest at a rate per annum equal to the Adjusted Base Rate PLUS the Applicable Margin.

The overdrafts incurred in Sterling comprising each Sterling Overdraft Facility Borrowing shall bear interest as provided in Section 2.8(e).

     (b) The Loans comprising each LIBOR Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing PLUS the Applicable Margin.

     (c) Notwithstanding the foregoing, (i) all amounts which are not paid when due shall bear interest until paid in full at the Post-Default Rate and (ii) during the period when any Event of Default shall have occurred and be continuing for a period of 30 or more days (and the Administrative Agent, acting on the instructions of the Required Revolving Credit Lenders, shall have notified the Borrowers that the Post-Default Rate shall apply), the principal of all Loans hereunder shall bear interest, after as well as before judgment, at the Post-Default Rate.

     (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued at the Post-Default Rate shall be payable on demand, (ii) in the event of any repayment or prepayment of any LIBOR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any LIBOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion, (iv) all accrued interest on Revolving Credit Loans and Swing Loans shall be payable upon expiration of the Revolving Credit Commitments.

     (e) All interest hereunder shall be computed on the basis of the Adjusted LIBO Rate for a year of 365 days (or 366 days in a leap year), except that interest computed by reference to Adjusted LIBO Rate or the Adjusted Base Rate at times when the Adjusted Base Rate is based on the Federal Funds Rate shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Adjusted Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     2.13 ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a LIBOR Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

     (b) if such Borrowing is of a particular Class of Loans, the Administrative Agent is advised by the Required Revolving Credit Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans of such Class included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the affected Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any such Borrowing to, or continuation of any such Borrowing as, a LIBOR Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as a Dollar Base Rate Borrowing.

     2.14 INCREASED COSTS.

     (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit, currency regulations or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender or limit their ability to provide the Borrower with Loans in any Alternative Currency; or

          (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Lender or the Issuing Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, or such Lender's or the Issuing Lender's holding company, for any such reduction suffered.

     (c) A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 shall be delivered to the Borrowers and shall be conclusive so long as it reflects a reasonable basis for the calculation of the amounts set forth therein and does not contain any manifest error. The Borrowers shall pay such Lender or the Issuing Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section 2.14 for any increased costs or reductions incurred more than six months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

     2.15 BREAK FUNDING PAYMENTS.

     (a) In the event of (i) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith) or
(iv) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to
Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event.

     (b) In the case of a LIBOR Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of

          (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period,

OVER

          (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such

     Lender) for U.S. dollar deposits from other banks in the eurodollar market at the commencement of such period.

     (c) A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15 shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     2.16 TAXES.

     (a) Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) the Administrative Agent, Lender or the Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The Borrowers shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this
Section 2.16) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be (and any penalties, interest and reasonable expenses arising therefrom or with respect thereto during the period prior to the Borrowers making the payment demanded under this paragraph (c)), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrowers are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrowers, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     2.17 PAYMENTS GENERALLY: PRO RATA TREATMENT; SHARING OF SET-OFFS.

     (a) The Borrowers shall make each payment required to be made by each of them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.8, 2.14, 2.15 or 2.16, or otherwise) prior to 12:00 noon, Boston, Massachusetts time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such of its offices in Boston, Massachusetts as shall be notified to the relevant parties from time to time, except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.8, 2.14, 2.15, 2.16 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof, and the Borrowers shall have no liability in the event timely or correct distribution of such payments is not so made. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder under any circumstances, including, without limitation during, or as a result of the exercise by the Administrative Agent or the Lenders of remedies under the Collateral Documents and applicable law, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) Except to the extent otherwise provided herein: (i) each borrowing of Loans of a particular Class from the Lenders under Section 2.1 shall be made from the relevant Lenders, each payment of commitment fee under Section 2.11 in respect of Commitments of a particular Class shall be made for the account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.3 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) LIBOR Loans of any Class having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of conversions and continuations of Loans); (iii) each payment or prepayment by the Borrowers of principal of Loans of a particular Class shall be made for the account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by such Lenders; (iv) each payment by the Borrowers of interest on Loans of a particular Class shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; and (v) each payment by the Borrowers of participation fees in respect of Letters of Credit shall be made for the account of the Revolving Credit Lenders pro rata in accordance with the amount of participation fees then due and payable to the Revolving Credit Lenders.

     (d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans (or participations in LC Disbursements) resulting in such Lender receiving payment of a greater proportion of the aggregate principal amount of its Loans (and participations in LC Disbursements) and accrued interest thereon than the proportion of such amounts received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans (and LC Disbursements) of the other Lenders to the extent necessary so that the benefit of such payments shall be shared by all the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans (and participations in LC Disbursements); provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans (or participations in LC Disbursements) to any assignee or participant, other than to any Credit Party or any subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

     (e) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender entitled thereto (the "APPLICABLE RECIPIENT") hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Applicable Recipient the amount due. In such event, if the Borrowers have not in fact made such payment, then each Applicable Recipient severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Applicable Recipient with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

     (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(d), 2.4(e), 2.5(b), 2.8(d)(i) or (ii) or 2.17(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Section or Sections until all such unsatisfied obligations are fully paid.

     2.18 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

     (a) If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, the Issuing Lender), which consents shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (and participations in LC Disbursements), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

                                   ARTICLE III

                             GUARANTY BY GUARANTORS

     3.1 THE GUARANTY. Each Guarantor hereby jointly and severally guaranties to each Lender, the Issuing Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrowers, all LC Disbursements, all Bank Guaranty Disbursements and all other amounts from time to time owing to the Lenders, the Issuing Lender or the Administrative Agent by the Borrowers hereunder or under any other Loan Document, and all obligations of the Borrowers to any Lender under any Hedging Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "GUARANTIED OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, if at any time any of Sylvania Companies is a Guarantor hereunder Guarantied Obligations, with respect to the Sylvania Companies only, shall specifically exclude the Sylvania Acquisition Loan. In any event Guarantied Obligations shall be limited by the laws of the jurisdiction governing each Guarantor; provided that each Guarantor shall take all steps to put in place a guaranty in accordance with the laws of the jurisdiction governing the Guarantor which guaranties the Obligations to the fullest extent permitted by law. Each Guarantor hereby further agrees that if the Borrowers shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guarantied Obligations, each Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guarantied Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     3.2 OBLIGATIONS UNCONDITIONAL. Except to the extent the laws of any jurisdiction would specifically limit the obligations of any Guarantor, the obligations of each Guarantor under Section 3.1 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guaranty of or security for any of the Guarantied Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 3.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to such Guarantors, the time for any performance of or compliance with any of the Guarantied Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions hereof or of the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guarantied Obligations shall be accelerated, or any of the Guarantied Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guaranty of any of the Guarantied Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent, the Issuing Lender or any Lender or Lenders as security for any of the Guarantied Obligations shall fail to be perfected.

To the extent permitted under the law governing each such Guarantor, the Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Issuing Lender or any Lender exhaust any right, power or remedy or proceed against the Borrowers hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein, or against any other Person under other guaranty of, or security for, any of the Guarantied Obligations.

     3.3 REINSTATEMENT. The obligations of each Guarantor under this Article III shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers in respect of the Guarantied Obligations is rescinded or must be otherwise restored by any holder of any of the Guarantied Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each of the Guarantors agrees that it will indemnify the Administrative Agent, the Issuing Lender and each Lender on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent, any Lender or the Issuing Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     3.4 SUBROGATION. Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including any such right arising under the Federal Bankruptcy Code of 1978, as amended) or otherwise by reason of any payment by it pursuant to the provisions of this
Article III and further agrees with the Borrowers for the benefit of each of its creditors (including the Issuing Lender, each Lender and the Administrative Agent) that any such payment by it shall constitute a contribution of capital by such Guarantor to the Borrowers.

     3.5 REMEDIES. Each Guarantor agrees that, as between such Guarantor and the Lenders, the obligations of the Borrowers hereunder may be declared to be forthwith due and payable as provided in Section 8.1 or Section 2.4(j), as applicable (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.1 or Section 2.4(j), as applicable) for purposes of Section 3.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by such Guarantor for purposes of Section 3.1.

     3.6 INSTRUMENT FOR THE PAYMENT OF MONEY. Each Guarantor hereby acknowledges that the guaranty in this Article III constitutes an instrument for the payment of money, and consents and agrees that the Issuing Lender, any Lender or the Administrative Agent, at its sole option, in the event of a dispute by the Guarantors in the payment of any moneys due hereunder,

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

shall have the right to summary judgment or such other expedited procedure as may be available for a suit on a note or other instrument for the payment of money.

     3.7 CONTINUING GUARANTY. The guaranty in this Article III is a continuing guaranty, and shall apply to all Guarantied Obligations whenever arising.

     3.8 RIGHTS OF CONTRIBUTION. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guarantied Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guarantied Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 3.8 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article III and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

     For purposes of this Section 3.8, (i) "EXCESS FUNDING GUARANTOR" means, in respect of any Guarantied Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guarantied Obligations, (ii) "EXCESS PAYMENT" means, in respect of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations and (iii) "PRO RATA SHARE" means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of, or ownership interest in, any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guarantied by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Credit Parties exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrowers and the Guarantors hereunder and under the other Loan Documents) of all of the Credit Parties, determined (A) with respect to any Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

     3.9 GENERAL LIMITATION ON GUARANTY OBLIGATIONS. In any action or proceeding involving any state or non-U.S. corporate law, or any state or Federal or non-U.S. bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section
3.1 would otherwise, taking into account the provisions of Section 3.8, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under
Section 3.1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is

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

valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     3.10 RELEASE OF COLLATERAL AND GUARANTIES. The Administrative Agent and the Lenders agree that if all of the capital stock of any Guarantor that is owned by the Credit Parties is sold to any Person as permitted by the terms of this Agreement and the Collateral Documents, or if any Guarantor is merged or consolidated with or into any other Person as permitted by the terms of this Agreement and such Guarantor is not the continuing or surviving corporation, the Administrative Agent shall, upon request of the Borrower (and upon the receipt by the Administrative Agent of such evidence as the Administrative Agent or any Lender may reasonably request to establish that such sale, designation, merger or consolidation is permitted by the terms of this Agreement), terminate the Guaranty of such Guarantor under this Article III and authorize the Administrative Agent to release the Lien created by the Collateral Documents on any capital stock of such Guarantor.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Each of the Credit Parties represents and warrants to the Lenders and the Administrative Agent, as to itself and each other Credit Party, that:

     4.1 ORGANIZATION; POWERS. Each Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Credit Party has all requisite power and authority under its organizational documents to carry on its business as now conducted and, except where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     4.2 AUTHORIZATION; ENFORCEABILITY. The Transactions are within the corporate power of each Credit Party and have been duly authorized by all necessary corporate and, if required, stockholder action on the part of such Credit Party. This Agreement has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     4.3 GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate any applicable law, policy or regulation or the charter, by-laws or other organizational documents of any Credit Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party, or any of its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party and (d) except for the Liens created by the

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

Collateral Documents, will not result in the creation or imposition of any Lien on any asset of the Credit Parties.

     4.4 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

     (a) The Borrowers have heretofore delivered to the Lenders the following financial statements:

          (i) the audited consolidated balance sheet and statements of earnings
     (loss), stockholders' deficit and cash flows of CML and its Consolidated Subsidiaries as of and for the fiscal years ended December 3, 1995 and December 1, 1996, respectively, accompanied by an opinion of Ernst & Young LLP, independent public accountants;

          (ii) the unaudited consolidated balance sheet and statements of income and cash flows of CML and its Consolidated Subsidiaries as of and for the six-month period ended June 1, 1997, certified by a Financial Officer that such financial statements fairly present (subject, in the case of such balance sheet as at June 1, 1997 and such statements of income and cash flows for the six months then ended, to normal year-end audit adjustments) the consolidated financial condition of CML and its Consolidated Subsidiaries as at such dates and the consolidated results of the operations of CML and its Consolidated Subsidiaries for the periods ended on such dates and that all such financial statements, including the related schedules and notes thereto have been prepared in accordance with GAAP applied consistently throughout the periods involved;

          (iii) the audited consolidated balance sheet and statements of earnings (loss), stockholders' deficit and cash flows of Sylvania and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 1996;

          (iv) the unaudited consolidated balance sheet and statements of and cash flows of the Sylvania Companies as of and for the six-month period ended June 30, 1997 (subject, in the case of such balance sheet as at June 30, 1997 and such statements of income and cash flows for the six months then ended, to normal year-end audit adjustments);

          (v) all related management letters from CML and its Consolidated Subsidiaries from their independent public accountants;

          (vi) the projected consolidated balance sheets and statements of profit and loss and statements of cash flow for the fiscal years 1997 through 2001 (the "Projections"); and

          (vii) the pro forma unaudited consolidated balance sheet and statements of operations for the fiscal year 1997, and prepared by the Borrowers under the assumption that the Sylvania Acquisition had occurred at the beginning of the respective periods covered by such statements and reflecting estimated purchase price accounting adjustments are accurate and complete to the best of the Borrowers' knowledge.

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


Such financial statements (except for the Projections) and management letters present fairly, in all material respects, the respective actual or proforma consolidated financial position and results of operations and cash flows of the respective entities as of such respective dates and for such periods in accordance with GAAP as to all U.S. Credit Parties or statements consolidated and expressed in U.S. Dollars or other appropriate accounting standards as to other financial statements, subject to year-end audit adjustments and the absence of footnotes in the case of such unaudited or pro forma statements. The Projections were prepared by the Borrowers in good faith and were based on assumptions which were reasonable when made and which continue to be reasonable on the date hereof.

     (b) There has been no material adverse change in the business, assets, operations, prospects or financial condition, of (i) the Credit Parties taken as a whole since December 1, 1996, and (ii) Sylvania and its Subsidiaries since the date of their most recent audited financial statements, except as disclosed by Ernst and Young in reports submitted to the Administrative Agent prior to the date hereof.

     (c) None of the Credit Parties has on the date hereof any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments in each case that are material, except as referred to or reflected or provided for in the balance sheets as at December 1, 1996 referred to above or as otherwise expressly provided in this Agreement or the financial statements described in this Section 4.4.

     4.5 PROPERTIES.

     (a) Each of the Credit Parties has good and marketable title to, or valid, subsisting and enforceable leasehold interests in, all its real and personal property material to its business.

     (b) Each of the Credit Parties owns, or to its knowledge has acquired an implied license to use, all trademarks, service marks, tradenames, copyrights, patents and other intellectual property ("PROPRIETARY RIGHTS") which are necessary for the conduct of its business in the manner that such businesses have heretofore been conducted, including the computer software programs listed on SCHEDULE 4.5 annexed hereto, and, to the knowledge of the Credit Parties, the use thereof does not infringe upon the rights of any other Person, except for such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No other Proprietary Rights are necessary for the unimpaired continued operation of the Credit Parties' businesses in the manner that such businesses heretofore have been conducted. All such trademark applications and registrations, trademarks, registered copyrights, patents and patent applications which are owned by or licensed to any Credit Party are listed on SCHEDULE 4.5.

     (c) As of the date hereof, SCHEDULE 4.5 contains a true, accurate and complete list of (i) all owned Real Property Assets and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such

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lease, sublease or assignment. Expect as specified in SCHEDULE 4.5, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and the Borrowers have no knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legal, valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     4.6 LITIGATION AND ENVIRONMENTAL MATTERS.

     (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any of the Credit Parties, threatened against or affecting the Credit Parties (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Basic Documents or the Transactions.

     (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Credit Parties (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or any inquiry, allegation, notice or other communication from any Governmental Authority concerning its compliance with any Environmental Law or (iv) knows of any basis for any Environmental Liability.

     4.7 COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Credit Parties is in compliance with all laws, regulations, policies and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     4.8 INVESTMENT AND HOLDING COMPANY STATUS. No Credit Party nor any of their respective Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (c) a "bank holding company" as defined in, or subject to regulation under, the Bank Holding Company Act of 1956, as amended.

     4.9 TAXES. Each of the Credit Parties and their respective Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

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     4.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $100,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $100,000 the fair market value of the assets of all such underfunded Plans.

     4.11 DISCLOSURE. The Project Lightning Discussion Materials, a copy of which previously has been delivered to each Lender and the Administrative Agent, completely and accurately describes in all material respects the business, principal properties and assets of the Credit Parties, including CML and Sylvania. The Credit Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party is subject, and all other matters known to any Credit Party, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Notwithstanding the forgoing, all information in respect of Sylvania and its Subsidiaries is limited to the materials presented to the Lenders and the best knowledge of the Credit Parties (except to the extent Sylvania and its Subsidiaries become Credit Parties). The management structure of CML after giving effect to the Sylvania Acquisition is as set forth on SCHEDULE 4.11 annexed hereto. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Credit Parties to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Credit Parties to the Administrative Agent and the Lenders in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrowers that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Administrative Agent for use in connection with the transactions contemplated hereby or thereby.

     4.12 CAPITALIZATION. As of the date hereof, the capital structure and principal ownership (those parties holding more than 5% of the outstanding shares of CML) of CML, both before and after giving effect to the Sylvania Acquisition, are correctly described in SCHEDULE 4.12 annexed hereto. The authorized, issued and outstanding capital stock of CML consists, on the date hereof, of the common stock described on SCHEDULE 4.12, all of which is duly and validly issued and outstanding, fully paid and nonassessable. Except as set forth in SCHEDULE 4.12, as of the date hereof, (x) there are no outstanding Equity Rights with respect to

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

CML and (y) there are no outstanding obligations of any Credit Party to repurchase, redeem, or otherwise acquire any shares of capital stock of any Credit Party nor are there any outstanding obligations of any Credit Party to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of any Credit Party.

     4.13 SUBSIDIARIES.

     (a) Set forth in SCHEDULE 4.13 annexed hereto is a complete and correct list of all of the Subsidiaries of the Credit Parties as of the date hereof together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Upon the refinancing of the Existing Credit Agreements and the release of the Liens related thereto, (x) each Credit Party and its respective Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Collateral Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in
SCHEDULE 4.13, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

     (b) Except as set forth in SCHEDULE 4.13, as of the date of this Agreement, none of the Subsidiaries of CML is subject to any indenture, agreement, instrument or other arrangement containing any provision of the type described in Section 7.8, other than any such provision the effect of which has been unconditionally, irrevocably and permanently waived.

     4.14 MATERIAL INDEBTEDNESS, LIENS AND AGREEMENTS.

     (a) SCHEDULE 4.14 annexed hereto is a complete and correct list, as of the date of this Agreement, of all Material Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guaranty by, any Credit Party the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $750,000 (or the Alternative Currency Amount thereof), and the aggregate principal or face amount outstanding or that may become outstanding with respect thereto is correctly described in SCHEDULE 4.14.

     (b) SCHEDULE 4.14 is a complete and correct list, as of the date of this Agreement, of each Lien securing Indebtedness of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $100,000 and covering any property of the Credit Parties, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in SCHEDULE 4.14.

     (c) SCHEDULE 4.14 is a complete and correct list, as of the date of this Agreement, of each contract and arrangement to which any Credit Party is a party for which breach, nonperformance, cancellation or failure to renew would have a Material Adverse Effect.

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True and complete copies of each agreement listed on SCHEDULE 4.14 have been delivered to the Administrative Agent, together with all amendments, waivers and other modifications thereto. All such agreements are valid, subsisting, in full force and effect, are currently binding and after the Sylvania Acquisition will continue to be binding upon each Credit Party that is a party thereto and, to the best knowledge of the Credit Parties, binding upon the other parties thereto in accordance with their terms. The Credit Parties are not in default under any such agreements. The Credit Parties have good commercial working relationships with respect to the other parties listed in SCHEDULE 4.14, and, except at the request of a Credit Party, no such other party has canceled or otherwise terminated its relationship with such Credit Party, or during the last twelve months decreased materially its services or supplies to such Credit Party or its usage or purchase of services or products of such Credit Party, as the case may be. No Credit Party knows of any plan or intention of any such other party, and nor has it received any written threat from any such other party, to terminate, to cancel or otherwise materially and adversely modify its relationship with a Credit Party or to decrease materially or limit its services or supplies to a Credit Party or its usage or purchase of services or products of a Credit Party. The licenses and other agreements listed in Part (b) of SCHEDULE 4.5 collectively entitle the Credit Parties to use all Proprietary Rights material to the conduct of the business of CML as presently conducted and as proposed to be conducted after the Sylvania Acquisition.

     4.15 FEDERAL RESERVE REGULATIONS. No Credit Party nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The value of all margin stock owned by the Borrowers does not constitute more than 25% of the value of the assets of the Borrowers.

     4.16 BURDENSOME RESTRICTIONS. No Credit Party is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate or partnership restriction which would, or in the exercise of reasonable judgement could, foreseeably have a Material Adverse Effect.

     4.17 FORCE MAJEURE. Since the date of the most recent financial statements referred to in Section 4.4(a)(i) to the Effective Date, the business, properties and other assets of the Credit Parties have not been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout or other labor trouble, embargo, sabotage, confiscation, contamination, riot, civil disturbance, activity of armed forces or act of God.

     4.18 LABOR RELATIONS. No Credit Party is engaged in any unfair labor practice that could have a Material Adverse Effect on the any of the Credit Parties. There is (i) no significant unfair labor practice complaint pending against any of the Credit Parties or, to the best of their joint and several knowledge, threatened against any of them, before the National Labor Relations Board or similar regulatory body, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement or similar labor agreement is so pending against any of the Credit Parties or, to the best of their joint and several knowledge, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against any of the Credit Parties or, to the best of their joint and several knowledge, threatened against any of the Credit Parties and (iii) to the best of the knowledge of

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any of the Credit Parties, no union or labor organization question existing with respect to the employees of any of the Credit Parties and, to best of their joint and several knowledge, except to the extent a union or labor organization is already representing such employees, no union or labor organization organizing activities are taking place.

                                    ARTICLE V

                                   CONDITIONS

     5.1 EFFECTIVE DATE. The obligations of the Lenders to make Loans, and of the Issuing Lender to issue Letters of Credit, hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

     (a) COUNTERPARTS OF AGREEMENT. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

     (b) NOTES. The Administrative Agent shall have received for each Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Lender.

     (c) CORPORATE STRUCTURE. The corporate organizational structure, capital structure and ownership of the Credit Parties, both before and after giving effect to the Sylvania Acquisition, shall be as set forth on SCHEDULES 4.12 AND 4.13.

     (d) CORPORATE MATTERS. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Transactions and any other legal matters relating to the Credit Parties, this Agreement, the other Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

     (e) SECURITY INTERESTS IN PERSONAL AND MIXED PROPERTY. To the extent not otherwise satisfied pursuant to Section 5.1(f), the Administrative Agent shall have received evidence satisfactory to it that the Credit Parties shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral in the United States, Canada, Germany, the United Kingdom and Costa Rica. Such actions shall include the following (or their applicable local equivalent):

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          (i) COLLATERAL DOCUMENTS. Delivery to the Administrative Agent of all
     the Collateral Documents, duly executed by the applicable party thereto, together with accurate and complete schedules to all such Collateral Documents;

          (ii) STOCK CERTIFICATES AND INSTRUMENTS. Delivery to the Administrative Agent of (A) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing all capital stock pledged pursuant to the Pledge Agreements and (B) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to the Administrative Agent) evidencing any Collateral;

          (iii) LIEN SEARCHES AND UCC TERMINATION STATEMENTS. Delivery to the Administrative Agent of (A) the results of a recent search, by a Person satisfactory to the Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Credit Party, together with copies of all such filings disclosed by such search, and (B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

          (iv) UCC FINANCING STATEMENTS AND FIXTURE FILINGS. Delivery to the Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents;

          (v) PTO COVER SHEETS, ETC. Delivery to the Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral;

          (vi) PERFECTION CERTIFICATE. Delivery to the Administrative Agent of a perfection certificate dated the Effective Date substantially in the form of SCHEDULE I annexed to the form of Security Agreement annexed hereto duly executed by a Financial Officer;

          (vii) OPINIONS OF LOCAL COUNSEL. Delivery to the Administrative Agent of an opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) under the laws of Massachusetts, Illinois, Oklahoma, New Jersey, the Netherlands, the United Kingdom, the Province of Ontario, Canada and Costa Rica dealing with the creation and perfection of the security interests in favor of the Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as the Administrative Agent may

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


     reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent.

          (f) EFFECTIVE DATE MORTGAGES; EFFECTIVE DATE MORTGAGE POLICIES; ETC.. The Administrative Agent shall have received the following (or their applicable local equivalent) from each Credit Party on or prior to the Effective Date with respect to each Real Property Asset located in the United States, Canada, Germany and the United Kingdom:

               (i) EFFECTIVE DATE MORTGAGES. Fully executed and notarized Mortgages, Deeds of Trust or equivalent real estate lien document under applicable local law (each a "EFFECTIVE DATE MORTGAGE" and, collectively, the "EFFECTIVE DATE MORTGAGES"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset listed and marked with an asterisk ("*") in SCHEDULE 4.5 (each a "EFFECTIVE DATE MORTGAGED PROPERTY" and, collectively, the "EFFECTIVE DATE MORTGAGED PROPERTIES");

               (ii) SURVEYS. As to each Effective Date Mortgaged Property, copies of all existing surveys, surveyors certificates and such additional surveys or surveyor certificates as the Administrative Agent may reasonably require;

               (iii) RECORDED LEASEHOLD INTERESTS. In the case of each Real Property Asset listed in clause (ii) of SCHEDULE 4.5, copies of all leases between any Credit Party and any landlord or tenant;

               (iv) LANDLORD CONSENTS AND ESTOPPELS. In the case of each Real Property Asset listed in clause (ii) of SCHEDULE 4.5 in which the Administrative Agent is taking an Effective Date Mortgage, a Landlord Consent and Estoppel with respect thereto and where required by the terms of any lease, the consent of the mortgagee, ground lessor or other party;

               (v) MATTERS RELATING TO FLOOD HAZARD PROPERTIES. (A) As to all U.S. Real Property Assets evidence reasonably acceptable to the Administrative Agent as to whether any Effective Date Mortgaged Property is a Flood Hazard Property and (B) if there are any such Flood Hazard Properties, evidence that the applicable Credit Party has obtained flood insurance with respect to each Flood Hazard Property in amounts approved by the Administrative Agent, or evidence acceptable to the Administrative Agent that such insurance is not available;

               (vi) ENVIRONMENTAL INDEMNITY. An environmental indemnity agreement, substantially in the form of EXHIBIT D annexed hereto, with respect to the indemnification of the Administrative Agent and the Lenders for any liabilities that may be imposed on or incurred by any of them as a result of any Hazardous Materials;

               (vii) TITLE INSURANCE. (A) ALTA mortgagee title insurance policies or unconditional commitments (or their applicable local equivalent) therefor (the "EFFECTIVE DATE MORTGAGE POLICIES") issued by the Title Company with respect to the Effective Date

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


          Mortgaged Properties listed (AND MARKED WITH AN ASTERISK) in SCHEDULE 4.5, in amounts not less than the respective amounts designated therein with respect to any particular Effective Date Mortgaged Properties, insuring fee simple title to, or a valid leasehold interest in, each such Effective Date Mortgaged Property vested in such Credit Party and assuring the Administrative Agent that the applicable Effective Date Mortgages create valid and enforceable First Priority mortgage Liens on the respective Effective Date Mortgaged Properties encumbered thereby, subject only to a standard exceptions as may be reasonably acceptable by the Administrative Agent, which Effective Date Mortgage Policies (I) shall include all endorsements for matters reasonably requested by the Administrative Agent and (II) shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent; and (B) evidence satisfactory to the Administrative Agent that such Credit Party has (I) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Effective Date Mortgage Policies and (II) paid to the Title Company or to the appropriate Governmental Authorities all expenses and premiums of the Title Company in connection with the issuance of the Effective Date Mortgage Policies and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Effective Date Mortgages in the appropriate real estate records and as to each Effective Date Mortgage on property outside of the United States, such title certificate is customarily taken by a lending institution in such jurisdiction;

               (viii) TITLE REPORTS. With respect to each Effective Date Mortgaged Property listed (AND MARKED WITH AN ASTERISK) in SCHEDULE 4.5, a title report issued by the Title Company or in non-U.S. jurisdictions the equivalent customary title report with respect thereto, dated not more than 30 days prior to the Effective Date and satisfactory in form and substance to the Administrative Agent;

               (ix) COPIES OF DOCUMENTS RELATING TO TITLE EXCEPTIONS. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Effective Date Mortgage Policies or in the title reports delivered pursuant to Section 5.1(f)(vii); and

               (x) OPINIONS OF LOCAL COUNSEL. An opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) in each state or country in which a Effective Date Mortgaged Property is located with respect to the enforceability of the form(s) of Effective Date Mortgages to be recorded in such state and such other matters as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent.

     (g) REAL ESTATE APPRAISALS. The Administrative Agent shall have received appraisals from one or more independent real estate appraisers satisfactory to the Administrative Agent, in form, scope and substance satisfactory to the Administrative Agent and satisfying the requirements of any applicable laws and regulations, concerning any Effective Date Mortgaged Properties listed in clause
(i) of SCHEDULE 4.5 to the extent available prior to the Effective Date and the Borrowers shall use their best efforts to provide the remaining appraisals, in each case to

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


the extent required under such laws and regulations as determined by the Administrative Agent in its sole discretion.

     (h) ENVIRONMENTAL REPORTS. The Administrative Agent shall have received reports and other information, in form, scope and substance satisfactory to the Administrative Agent, regarding environmental matters relating to the Facilities , which reports shall include a Phase I environmental assessment for each of the Facilities listed in clause (i) of SCHEDULE 4.5 (and so identified thereon) which conforms to the ASTM Standard Practice for Environmental Site Assessments:
Phase I Environmental Site Assessment Process E 1527-94 (or its applicable local equivalent) and a transaction screen (or its applicable local equivalent) for each of the Facilities listed in clause (ii) of SCHEDULE 4.5 (and so identified thereon) which conforms to the ASTM Standard Practice for Environmental Site
Assessments: Transaction Screen Process E 1528-96. Such reports shall be conducted by one or more environmental consulting firms reasonably satisfactory to the Administrative Agent.

     (i) EVIDENCE OF INSURANCE. The Administrative Agent shall have received a certificate from the Credit Parties' insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to
Section 6.5 is in full force and effect and that the Administrative Agent on behalf of the Lenders has been named as additional insured and loss payee thereunder to the extent required under Section 6.5.

     (j) MANAGEMENT; EMPLOYMENT CONTRACTS. The management structure of CML and its Subsidiaries, after giving effect to the Sylvania Acquisition, shall be as set forth on SCHEDULE 4.11, and the Administrative Agent shall have received copies of, and shall be satisfied with the form and substance of (i) any and all employment contracts with senior management of CML and its Subsidiaries, (ii) any and all shareholders' agreements among any of the shareholders of CML and its Subsidiaries, (iii) any and all consulting agreements with and Persons and
(iv) any stock option plans, phantom stock incentive programs and similar arrangements provided by CML and its Subsidiaries to any Person; provided, that any the foregoing which relate to Sylvania and its Subsidiaries which is not provided by Sylvania prior to the consummation of the Sylvania Acquisition will be provided by the Borrowers no later than 90 days after the Effective Date.

     (k) NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC.. Except as set forth on SCHEDULE 5.1 annexed hereto, the Borrowers shall have obtained all permits, licenses, authorizations or consents from all Governmental Authorities and all consents of other Persons with respect to Material Indebtedness, Liens and agreements listed on SCHEDULE 4.14 (and so identified thereon), in each case that are necessary or advisable in order to consummate the Sylvania Acquisition, the other transactions contemplated by the Basic Documents, and are required for the continued operation of the business conducted by CML and Sylvania, in substantially the same manner as conducted prior to the consummation of the Sylvania Acquisition and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Without limiting the scope of the foregoing, the Credit Parties shall have obtained all third party consents necessary to cause the assignment to the Lenders for security purposes of all agreements required to be listed in

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

SCHEDULE 4.14. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Sylvania Acquisition or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.

     (l) CONSUMMATION OF THE SYLVANIA ACQUISITION.

          (i) All conditions to the Sylvania Acquisition, including those set forth in the Sylvania Acquisition Agreement, respectively, shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Administrative Agent;

          (ii) the Sylvania Acquisition shall have become effective in accordance with the terms of the Sylvania Acquisition Agreement;

          (iii) the aggregate consideration paid by CML in connection with the Sylvania Acquisition shall not exceed $165,000,000 as adjusted pursuant to the Sylvania Acquisition Agreement (plus $55,000,000 in assumed liabilities and the payment of $144,000 in dividends for each of September and October
     1997);

          (iv) the Administrative Agent shall have received copies of all instruments and agreements relating to the Sylvania Acquisition; and

          (v) the Administrative Agent shall have received an certificate of an officer of the Borrower to the effect set forth in clauses (i)-(iv) above and stating that the Borrower will proceed to consummate the Sylvania Acquisition immediately upon the making of the Sylvania Acquisition Loan.

     (m) EXISTING CREDIT AGREEMENTS. The Administrative Agent shall have received evidence that the principal of and interest on, and all other amounts owing in respect of, the Existing Credit Agreements except for the Existing Credit Agreements set forth in SCHEDULE 5.1 shall have been, or shall simultaneously be, repaid in full, that the "Commitments" thereunder shall have been terminated and that all Guaranties in respect of, and all Liens securing, any such obligations shall have been released (or arrangements for such release satisfactory to the Administrative Agent shall have been made); provided that all outstanding Alternative Currency Loans under the Existing Credit Agreements shall be funded at closing by the Lenders and all outstanding letter of credits with either be replaced or backing Letters of Credit will be issued by the Issuing Lender.

     (n) FINANCIAL STATEMENTS; PROJECTIONS; PRO FORMA BALANCE SHEET. The Administrative Agent shall have received from the Credit Parties the certified financial statements, the Projections and pro forma balance sheet referred to in
Section 4.4 hereof and shall have received from Ernst & Young a due diligence report, acceptable to the Administrative Agent in its sole discretion, in respect of the Sylvania and its Subsidiaries and respective businesses.

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     (o) FINANCIAL COVENANTS. The Administrative Agent shall have received a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth calculations necessary to demonstrate compliance with the financial covenants contained in Section 7.9 on a pro forma basis after giving effect to the Loans to be made on the Effective Date and the completion of the Sylvania Acquisition.

     (p) LEVERAGE RATIO. The Administrative Agent shall have received a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth the Leverage Ratio as at the Effective Date.

     (q) SOLVENCY ASSURANCES. The Administrative Agent shall have received a certificate from a Financial Officer to the effect that, as of the Effective Date and after giving effect to the initial Loans hereunder and to the other
Transactions:

          (i) the aggregate value of all properties of the Credit Parties at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Credit Parties,

          (ii) the Credit Parties will not, on a consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted and

          (iii) the Credit Parties will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

Such certificate shall include a statement to the effect that the financial projections and assumptions underlying such analysis are fair and reasonable and accurately computed.

     (r) FINANCIAL OFFICER CERTIFICATE. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2.

     (s) NO MATERIAL ADVERSE EFFECT. There shall have occurred no Material Adverse Effect (in the reasonable opinion of the Administrative Agent) since December 1, 1996 in the case of the Borrowers.

     (t) OPINIONS OF COUNSEL. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Bingham, Dana & Gould LLP, counsel to the Credit Parties, substantially in the form of EXHIBIT G annexed hereto and covering such matters relating to the Credit Parties, this Agreement, the other Loan Documents or the Transactions as the Required Revolving Credit

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


Lenders shall request (and each Credit Party hereby requests such counsel to deliver such opinion) and (ii) local counsel in Oklahoma, Illinois, New Jersey, the Province of Ontario, Canada, Costa Rica, the United Kingdom and Germany.

     (u) FEES AND EXPENSES. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, without limitation to the extent invoiced, reimbursement or payment of all legal, examination and related fees and expenses required to be reimbursed or paid by the Borrowers hereunder.

     (v) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or Special Counsel shall have reasonably requested.

The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans, and of the Issuing Lender to issue Letters of Credit, hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 12:00 p.m., Boston, Massachusetts time, on November 15, 1997 (and, in the event such conditions are not so satisfied or waived, the Revolving Credit Commitments shall terminate at such time).

     5.2 EACH EXTENSION OF CREDIT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit or any Bank Guaranty, is subject to the satisfaction of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, both before and after giving effect thereto and to the use of the proceeds thereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be or have been true and correct as of such specific date).

     (b) NO DEFAULTS. At the time of and immediately after giving effect to such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit or Bank Guaranty, no Default shall have occurred and be continuing and the Credit Parties shall be in compliance with each covenant, condition and agreement contained in this Agreement.

     The making of each Loan shall be deemed to be a representation and warranty by the Borrowers on the date of the Borrowing or the date of issuance, amendment, renewal or extension of a Letter of Credit or a Bank Guaranty as to the accuracy of the facts referred to in subsections (a) and (b) of this Section 5.2.

                                   ARTICLE VI

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

                              AFFIRMATIVE COVENANTS

     Until the Revolving Credit Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit and Bank Guaranties shall have expired or terminated and all LC Disbursements and Bank Guaranty Disbursements shall have been reimbursed, each of the Credit Parties covenants and agrees with the Lenders that:

     6.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Credit Parties will furnish to the Administrative Agent and each Lender:

     (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Credit Parties:

          (i) consolidated and consolidating statements of income, retained earnings and cash flows of the Credit Parties for such fiscal year and the related consolidated and consolidating balance sheets of the Credit Parties as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year;

          (ii) an opinion (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) of independent certified public accountants of recognized national standing stating that said consolidated financial statements referred to in the preceding clause (i) fairly present the consolidated financial condition and results of operations of the Credit Parties as at the end of, and for, such fiscal year in accordance with GAAP, and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that the Credit Parties were not in compliance with Section 7.9, insofar as such Section relates to accounting matters; and

          (iii) a certificate of a Financial Officer in the form of EXHIBIT E annexed hereto stating that the consolidating financial statements referred to in the clause (i) fairly present the respective individual unconsolidated financial condition and results of operations of each of the Credit Parties, in each case in accordance with GAAP consistently applied, as at the end of, and for, such fiscal year;

     (b) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Credit Parties:

          (i) consolidated and consolidating statements of income, retained earnings and cash flows of the Credit Parties for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Credit Parties as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year) and

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


     including (i) separate statements of income for CML and its Consolidated Subsidiaries (except Sylvania and its Consolidated Subsidiaries) (ii) separate statements of income for Sylvania and its Consolidated Subsidiaries and (iii) separate statements of income, retained earnings, cash flow and balance sheet, for each Special Credit Party obligated, directly or indirectly, for an Alternative Currency Loan; and

          (ii) a certificate of a Financial Officer, which certificate shall state that said consolidated financial statements referred to in the preceding clause (i) fairly present the consolidated financial condition and results of operations of the Credit Parties and that said consolidating financial statements referred to in the preceding clause (i) fairly present the respective individual unconsolidated financial condition and results of operations of each of the Credit Parties, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the omission of footnotes);

     (c) promptly upon receipt by the Credit Parties, all management letters from their independent certified public accountants;

     (d) concurrently with any delivery of financial statements under clause (a) and (b) above, a Compliance Certificate duly executed by a Financial Officer;

     (e) as soon as available and in any event within 30 days after the beginning of the fiscal year of CML, statements of forecasted consolidated income for the Credit Parties for each fiscal month in such fiscal year and a forecasted consolidated balance sheet of the Credit Parties, together with supporting assumptions which were reasonable when made, as at the end of each fiscal month, all prepared in good faith in reasonable detail and consistent with CML's and CML's past practices in preparing projections and otherwise reasonably satisfactory in scope to the Administrative Agent;

     (f) promptly after the same become publicly available, copies of all registration statements, regular periodic or other reports and press releases filed by the Credit Parties with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange;

     (g) promptly upon the mailing thereof to the shareholders of CML generally, copies of all financial statements, reports and proxy statements so mailed; and

     (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Credit Party, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

     6.2 NOTICES OF MATERIAL EVENTS. The Credit Parties will furnish to the Administrative Agent prompt written notice of the following:

     (a) the occurrence of any Default (delivered no later than five Business Days after such occurrence);

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


     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Credit Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

     (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Credit Parties in an aggregate amount exceeding $100,000; and

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 6.2 shall be accompanied by a statement of a Financial Officer or other executive officer of CML setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     6.3 EXISTENCE; CONDUCT OF BUSINESS. Each of the Credit Parties will cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or any discontinuance or sale of such business permitted under Section 7.4.

     6.4 PAYMENT OF OBLIGATIONS.

     (a) Each of the Credit Parties will pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     (b) No Credit Party will file any consolidated tax return with any Unrestricted Subsidiary prior to having entered into a tax sharing agreement, approved by the Required Revolving Credit Lenders, that (i) obligates such Unrestricted Subsidiary to reimburse the Credit Parties for the portion of any tax liability equal to the proportionate contribution of such Unrestricted Subsidiary to the taxable income of the Credit Parties and (ii) obligates the Credit Parties to reimburse such Unrestricted Subsidiary for the portion of any tax savings or benefits resulting exclusively from the operations of such Unrestricted Subsidiary, on account of the filing of such consolidated tax return.

     6.5 MAINTENANCE OF PROPERTIES; INSURANCE. Each of the Credit Parties will
(a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, as may be required by law and such other insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including business interruption

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


insurance. Without limiting the generality of the foregoing, each Credit Party will (i) maintain or cause to be maintained flood insurance with respect to each Flood Hazard Property in amounts approved by the Administrative Agent, or provide evidence acceptable to the Administrative Agent that such insurance is not available and (ii) maintain or cause to be maintained replacement value casualty insurance on its Property under such policies of insurance, in each case with such insurance companies, in such amounts, with such deductibles, and covering such terms and risks as are at all times satisfactory to the Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (x) in the case of each liability insurance policy, name the Administrative Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear and (y) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent that names the Administrative Agent for the benefit of the Lenders as the loss payee thereunder for any covered loss and provides for at least 30 days prior written notice to the Administrative Agent of any modifications or cancellation of such policy.

     6.6 BOOKS AND RECORDS; INSPECTION RIGHTS. Each of the Credit Parties will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of the Credit Parties will permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, provided that, so long as no Default has occurred and is continuing, all such visits shall be at reasonable times during regular business hours of such Credit Party and neither the Administrative Agent nor any Lender shall visit any Credit Party more frequently than once each fiscal quarter, and provided further that after the occurrence and during the continuance of any Default the Administrative Agent and the Lenders may visit at any reasonable times and as often as the Administrative Agent or such Lender reasonably deems necessary. The Borrowers, in consultation with the Administrative Agent, will arrange for a meeting to be held at least once every year with the Lenders hereunder at which the business and operations of the Credit Parties are discussed.

     6.7 FISCAL YEAR. To enable the ready and consistent determination of compliance with the covenants set forth in Section 7 hereof, the Credit Parties will not change the last day of their fiscal year from Sunday closest to December 1 of each year, or the last day of the first three fiscal quarters in each of its fiscal years from February, May and August, respectively.

     6.8 COMPLIANCE WITH LAWS. Each of the Credit Parties will comply with all laws, rules, regulations and orders including Environmental Laws, of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     6.9 COMPLIANCE WITH AGREEMENTS. Each of the Credit Parties will comply in all material respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including any agreement listed on

SCHEDULE 4.14; provided that the Credit Parties may contest any such lease, agreement and other instrument in good faith so long as adequate reserves are maintained in accordance with GAAP.

     6.10 USE OF PROCEEDS.

     (a) The proceeds of the Sylvania Acquisition Loan will be used only for the Sylvania Acquisition;

     (b) Loans to Special Credit Parties shall be used only for (i) the refinancing of Existing Credit Agreements of the Special Credit Party and (ii) for general working capital purposes of the Special Credit Party;

     (c) All other Revolving Credit Loans will be used only for (i) the refinancing of Existing Credit Agreements (except for the Existing Credit Agreements described in paragraph (b)(i) above), (ii) expenses incurred in connection with this Agreement and related transactions and (iii) for general working capital purposes of the Borrowers;

     (d) No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.

     6.11 CERTAIN OBLIGATIONS RESPECTING RESTRICTED SUBSIDIARIES AND SPECIAL CREDIT PARTIES.

     (a) ADDITIONAL RESTRICTED SUBSIDIARIES. In the event that any Credit Party shall form or acquire any new Restricted Subsidiary after the date hereof, the applicable Credit Party shall cause such new Restricted Subsidiary within five Business Days of such formation or acquisition:

          (i) to execute and deliver to the Administrative Agent the following documents: (1) a counterpart to this Agreement (and thereby to become a party to this Agreement, as a "Borrower" hereunder if such Subsidiary is a Domestic Subsidiary or as a "Guarantor" hereunder if such Subsidiary is a Foreign Subsidiary), (2) a Pledge Agreement, (3) a Security Agreement, (4) an Intellectual Property Security Agreement, (5) Mortgages and (6) such other instruments documents and agreements as may be required by the Administrative Agent;

          (ii) to take such action (including delivering such shares of stock and executing and delivering such UCC financing statements or its applicable local equivalent) as shall be necessary to create and perfect valid and enforceable First Priority Liens consistent with the provisions of the applicable Collateral Documents; and

          (iii) to deliver such proof of corporate action, incumbency of officers and other documents as is consistent with those delivered by each Restricted Subsidiary pursuant to Section 5.1 upon the Effective Date or as the Administrative Agent shall have reasonably requested.

     (b) ADDITIONAL SPECIAL CREDIT PARTIES. At any time that the Lenders make Loans to any Unrestricted Subsidiary or Sylvania Company such Unrestricted Subsidiary or Sylvania Company shall become a Special Credit Party and shall, if not already a party, execute this Agreement. The execution of this Agreement or the grant of any security for Loans made to any Special Credit Party shall not bind any such Special Credit Party to terms of this Agreement other than the representation in Article IV and the covenants set forth in Articles VI and VII and such other provisions which specifically relate to the Special Credit Parties. No security interest or lien granted to the Agent or any of the Lenders by any Special Credit Party which is a Sylvania Company shall secure the Sylvania Acquisition Loan. Each new Special Credit Party shall become a Guarantor of all Loans other than the Sylvania Acquisition Loan, to the extent permitted under the law governing such Special Credit Party or its assets.

     (c) OWNERSHIP OF RESTRICTED SUBSIDIARIES. Except as expressly permitted by this Agreement, no Credit Party shall sell, transfer or otherwise dispose of any shares of stock in any Restricted Subsidiary owned by it, nor permit any Restricted Subsidiary to issue any shares of stock of any class whatsoever to any Person other than to a Credit Party. Each of the Credit Parties will take such action from time to time as shall be necessary to ensure that the percentage of the equity capital of any class or character owned by it in any Restricted Subsidiary on the date hereof (or, in the case of any newly formed or newly acquired Restricted Subsidiary, on the date of formation or acquisition) is not at any time decreased, other than by reason of transfers to another Credit Party. In the event that any additional shares of stock shall be issued by any Credit Party, the respective holder of such shares of stock shall forthwith deliver to the Administrative Agent pursuant to a Pledge Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to such Pledge Agreement.

     6.12 ERISA. The Credit Parties will maintain each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which CML or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, CML or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan or (c) fail to make any payments to any Multiemployer Plan that CML or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

     6.13 ENVIRONMENTAL MATTERS; REPORTING. Each of the Credit Parties will observe and comply with, all laws, rules, regulations and orders of any government or government agency relating to health, safety, pollution, hazardous materials or other environmental matters to the extent non-compliance could result in a material liability or otherwise have a material adverse effect on the Credit Parties taken as a whole. The Credit Parties will give the Administrative Agent prompt written notice of any violation as to any environmental matter by any Credit Party and of the commencement of any judicial or administrative proceeding relating to health, safety or environmental matters (a) in which an adverse result would have a Material Adverse Effect on any operating permits, air emission permits, water discharge permits, hazardous waste permits or other permits held by any Credit Party which are material to the operations of such Credit Party, or (b) which will or threatens to impose a material liability on such Credit Party to any Person or which will require a material expenditure by such Credit Party to cure any alleged problem or violation.

     6.14 CONFORMING LEASEHOLD INTERESTS; MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.

     (a) If any Credit Party acquires any Material Leasehold Property, each of the Credit Parties shall, or shall cause such Restricted Subsidiary to, use its best efforts (without requiring such Credit Party to relinquish any material rights or incur any material obligations or to expend more than a nominal amount of money over and above the reimbursement, if required, of the landlord's out-of-pocket costs, including attorneys' fees) to cause such Leasehold Property to be a Conforming Leasehold Interest.

     (b) From and after the Effective Date, in the event that (i) any Credit Party acquires any fee interest in real property or any Material Leasehold Property, or the Administrative Agent determines in its sole discretion to place a Mortgage on any Real Property Asset owned on the Effective Date by any Credit Party if a Mortgage was not placed on any such Real Property Asset as of the Effective Date, (ii) at the time any Person becomes a Restricted Subsidiary and such Person owns or holds any fee interest in real property or any Material Leasehold Property, or (iii) any Loan is extended to any Special Credit Party and such Special Credit Party may extend a lien on its freehold or fee Real Property Assets, excluding as to each of the foregoing cases any such Real Property Asset the encumbering of which requires the consent of any applicable lessor or (in the case of clause (ii) above) any then-existing senior lienholder, where the Credit Parties are unable to obtain such lessor's or senior lienholder's consent or granting such a lien would violate applicable law (any such non-excluded Real Property Asset described in the foregoing clause
(i), (ii) or (iii) being an "ADDITIONAL MORTGAGED PROPERTY"), such Credit Party, Restricted Subsidiary or Special Credit Party, as the case may be, with Additional Mortgaged Property shall deliver to the Administrative Agent all of the items required to be delivered for each Effective Date Mortgaged Property, as soon as practicable after such Person acquires such Additional Mortgaged Property. Notwithstanding the foregoing, the Additional Mortgaged Property of Sylvania or any of its Subsidiaries shall not secure the Sylvania Acquisition Loan and to the extent restricted by local law and the Additional Mortgaged Property of any Special Credit Party will only secure the Obligations of such Special Credit Party.

     6.15 ADDITIONAL SECURITY INTERESTS.

     (a) The Credit Parties shall use their best efforts to satisfy, not later than 90 days after the Effective Date, the requirements of Sections 5.1(e) and
(f) with respect to any personal or mixed property of any Restricted Subsidiary or Subsidiary of CML not delivered at closing or Real Property Asset any Restricted Subsidiary or Subsidiary of CML, including, without limitation, delivery of a Pledge of 65% of the shares of Sylvania.

     (b) Any agreement by which any of the Sylvania Companies guaranty the Obligations here under or become Special Credit Parties or grant liens of any nature to the Administrative Agent shall specifically provide that such Obligations undertaken or secured exclude the Obligations arising from the Sylvania Acquisition Loan.

     (c) As soon as possible, the Restricted Subsidiaries and Unrestricted Subsidiaries, where permitted under local law, shall amend their charters to provide that they will not undertake any additional debt for borrowed money without the consent of the Administrative Agent unless their board of directors or other equivalent governing body determines that such additional debt is in the best interest of such Restricted Subsidiary or Unrestricted Subsidiary and the Administrative Agent declines or cannot under the terms of this Agreement make a Loan to such Restricted Subsidiary or Unrestricted Subsidiary.

     (d) Any Special Credit Party shall not be required under any Loan to agree to repay anything more than the actual Loan or Loans made to such Special Credit Party or secure more than such specific Loan if in the reasonable judgment of the Administrative Agent, such Special Credit Party's undertaking or securing additional Obligations would (i) cause such Special Credit Party to violate
Section 6.15(b), (ii) violate the law of the jurisdiction governing such Special Credit Party or (iii) could reasonably render any Obligation undertaken or security granted void or voidable or might subordinate the Obligations of such Special Credit Party to the Lenders to the obligations due any other Person. Notwithstanding the foregoing no Sylvania Company shall guaranty, provide Collateral to secure or in any way be obligated for, the Sylvania Acquisition Loan.

     6.16 REFINANCING OF EXISTING CREDIT AGREEMENTS. On or before September 30, 1997, each Existing Credit Agreement listed on SCHEDULE 5.1 shall have been repaid in full and the "Commitments" thereunder shall have been terminated and/or assigned to the Administrative Agent and all Guaranties in respect of, and all Liens securing, any such obligations shall have been released or notice of such termination, release or assignment shall have been irrevocably given in accordance with the terms thereof.

     6.17 ADEQUATE CAPITAL. To the extent that the Administrative Agent in its reasonable discretion determines that any Credit Party (except CML) has failed to maintain adequate capital as required by local law applicable to such Credit Party, the Credit Parties shall contribute such funds in cash to the affected Credit Party to the extent necessary for it to comply with local law.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

     Until the Revolving Credit Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit and Bank Guaranties shall have expired or terminated and all LC Disbursements and Bank Guaranty Disbursement shall have been reimbursed, each of the Credit Parties covenants and agrees with the Lenders that:

     7.1 INDEBTEDNESS. No Credit Party will create, incur, assume or permit to exist any Indebtedness, except:

     (a) Indebtedness created hereunder or permitted to any Lender under the terms hereof, including certain Hedging Agreements with the Administrative Agent;

     (b) Indebtedness existing on the date hereof not required to be repaid and set forth in SCHEDULE 4.14;

     (c) Indebtedness of any Credit Party to any other Credit Party;

     (d) Indebtedness of Foreign Subsidiaries to lending institutions located in such Foreign Subsidiary's jurisdiction of organization not in excess of the amounts and set forth in SCHEDULE 7.1;

     (e) Indebtedness of any Foreign Subsidiary which is not a Guarantor to CML; provided that such Indebtedness shall not exceed the principal amount of the promissory note executed by each such Foreign Subsidiary for such Indebtedness which has been assigned to the Administrative Agent for the benefit of the Lenders;

     (f) Guaranties by any Credit Party of Indebtedness of any other Credit
Party;

     (g) Indebtedness of any Credit Party (determined on a consolidated basis without duplication in accordance with GAAP) for Funded Debt secured by Liens permitted under Section 7.2(i) in an aggregate principal amount not in excess of $15,000,000 at any one time outstanding; and

     (h) Additional Indebtedness of any Credit Party (determined on a consolidated basis without duplication in accordance with GAAP) for Funded Debt in an aggregate principal amount, which when added to Indebtedness incurred pursuant to Section 7.1(e) and 7.1 (g) does not exceed $20,000,000 at any one time outstanding.

     7.2 LIENS. No Credit Party will create, incur, assume or permit to exist any Lien on any Property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

     (a) Liens created under the Collateral Documents;

     (b) any Lien on any property or asset of any Credit Party existing on the date hereof and set forth in SCHEDULE 4.14 or any Lien securing Indebtedness which does not have to be scheduled under the terms of this Agreement, provided that (i) such Lien shall not apply to any other property or asset of any Credit Party and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

     (c) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or (in the case of property taxes and assessments not exceeding $100,000 in the aggregate more than 90 days overdue) which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of any Credit Party in accordance with GAAP;

     (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens, and vendors' Liens imposed by statute or common law not securing the repayment of Indebtedness, arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments (including pre-judgment attachments) but only to the extent for an amount and for a period not resulting in an Event of Default under Section 8.1(j) hereof;

     (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

     (f) deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than capital leases), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of the Property of any Credit Party or interfere with the ordinary conduct of the business of any Credit Party;

     (h) Liens consisting of bankers' liens and rights of setoff, in each case, arising by operation of law, and Liens on documents presented in letters of credit drawings; and

     (i) Liens on fixed or capital assets, including real or personal property, acquired, constructed or improved by any Credit Party, provided that (A) such Liens secure Indebtedness (including Capital Lease Obligations) permitted by
Section 7.1(h), (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of any Credit Party.

     7.3 CONTINGENT LIABILITIES. No Credit Party will Guaranty the Indebtedness or other obligations of any Person, or Guaranty the payment of dividends or other distributions upon the stock of, or the earnings of, any Person, except:

     (a) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

     (b) Guaranties of obligations of any Credit Party by any other Credit
Party;

     (c) Guaranties in effect on the date hereof which are disclosed in SCHEDULE
4.14 an any replacement thereof which do not exceed the limits set forth on
SCHEDULE 4.14; and

     (d) obligations in respect of Letters of Credit and Bank Guaranties.

     7.4 FUNDAMENTAL CHANGES. No Credit Party will enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). No Credit Party will acquire any business or property from, or capital stock of, or be a party to any Acquisition of, any Person except Permitted Acquisitions, purchases of inventory and other property to be sold or used in the ordinary course of business, Investments permitted under Section 7.5 and Capital Expenditures permitted under
Section 7.9(e). No Credit Party will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, including, receivables and leasehold interests, but excluding (x) obsolete or worn-out property, tools or equipment no longer used or useful in its business, (y) Dispositions permitted under the terms of this Agreement and (z) any inventory or other property sold or disposed of in the ordinary course of business and on ordinary business terms).

     Notwithstanding the foregoing provisions of this Section 7.4:

     (a) any Restricted Subsidiary may be merged or consolidated with or into any other Restricted Subsidiary; provided that if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation;

     (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to any Subsidiary that is a Wholly Owned Subsidiary of CML; provided that Chicago Miniature Lamp-Sylvania I B.V. may sell, lease, transfer or otherwise dispose of any or all of its property only to Chicago Miniature Lamp-Sylvania II B.V., its Wholly Owned Subsidiary; provided further that if any such sale is by a Restricted Subsidiary to a Subsidiary of CML not a Restricted Subsidiary, then such Subsidiary shall have assumed all of the obligations of such Restricted Subsidiary hereunder and under the applicable Collateral Documents and (if not theretofore so pledged) all of the issued and outstanding capital stock of such Subsidiary shall be pledged under the Pledge Agreement executed by the applicable Credit Party and (if not theretofore so encumbered) all the assets of such Subsidiary shall become subject to a Lien in favor of the Administrative Agent pursuant to a Security Agreement and an Intellectual Property Security Agreement; and

     (c) the capital stock of any Restricted Subsidiary may be sold, transferred or otherwise disposed of to CML or any Subsidiary that is a Wholly Owned Subsidiary of CML; provided that if any such sale, transfer or disposition is to a Subsidiary of CML not a Restricted Subsidiary, then such Subsidiary shall have become a Restricted Subsidiary hereunder and all of the issued and outstanding capital stock of such Subsidiary shall be pledged under the Pledge Agreement executed by the applicable Credit Party and all the assets of such Subsidiary shall become subject to a Lien in favor of the Administrative Agent pursuant to a Security Agreement and an Intellectual Property Security Agreement.

     7.5 INVESTMENTS; HEDGING AGREEMENTS.

     (a) No Credit Party will make or permit to remain outstanding any Investment, except:

          (i) Investments by CML in capital stock of a Credit Party to the extent outstanding on the date of the financial statements of CML or any Consolidated Subsidiary referred to in Section 4.4 hereof, advances by any Credit Party to any other Credit Party in the ordinary course of business and capital contributions by any Credit Party to any other Credit Party;

          (ii) Permitted Investments;

          (iii) Operating deposit accounts with banks; and

          (iv) Investments in Unrestricted Subsidiaries not exceeding $10,000,000 in the aggregate at any one time outstanding.

     (b) No Credit Party will enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which such Credit Party is exposed in the conduct of its business or the management of its liabilities.

     7.6 RESTRICTED JUNIOR PAYMENTS. No Credit Party will declare or make any Restricted Junior Payment at any time; provided, however, that nothing herein shall be deemed to prohibit the making of any dividend or distribution by any Restricted Subsidiary to CML or any other Restricted Subsidiary which is its parent. Nothing in this Agreement shall limit the ability of CML to acquire its public shares (other than the shares held by Persons who are Affiliates of CML on the date hereof) in a stock redemption authorized by its Board of Directors and which stock redemption (i) will not violate actually or on a proforma basis after such stock redemption any covenants in Section 7.9, and (ii) in the aggregate with all other stock redemptions, will not require or permit payments to acquire stock in excess of $15,000,000.

     7.7 TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, no Credit Party will, directly or indirectly, (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any property to an Affiliate; (c) merge into or consolidate with an Affiliate, or purchase or acquire property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including guaranties and assumptions of obligations of an Affiliate); provided that:

          (i) any Affiliate who is an individual may serve as a director, officer, employee or consultant of any Credit Party and receive reasonable compensation for his or her services in such capacity; and

          (ii) the Credit Parties may engage in and continue the transactions with or for the benefit of Affiliates which are described in SCHEDULE 7.7 annexed hereto.

     7.8 RESTRICTIVE AGREEMENTS. No Credit Party will , directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Credit Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Credit Party to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any other Credit Party or to Guaranty Indebtedness of any other Credit Party; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on SCHEDULE 7.8 annexed hereto (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

     7.9 CERTAIN FINANCIAL COVENANTS.

     (a) MAXIMUM LEVERAGE RATIO. The Credit Parties will not permit the Leverage Ratio at any time during the periods below to exceed the ratio set opposite such period below:

           Period                                                                       Ratio
           ------                                                                       -----

         From the Effective Date through the day prior to the end of                    3.75 to 1
         fiscal year 1998

         From the last day of fiscal year 1998 through the end of                       3.50 to 1
         fiscal year 1999

         From the last day of fiscal year 1999 through the day                          3.00 to 1
         prior to the end of fiscal year 2000

         From the last day of fiscal year 2000 and thereafter                           2.75 to 1

     (b) CONSOLIDATED INTEREST COVERAGE RATIO. The Credit Parties will not permit the Consolidated Interest Coverage Ratio to be less than 3.50 to 1 at any time.

     (c) CONSOLIDATED CASH FLOW COVERAGE RATIO. The Credit Parties will not permit Consolidated Cash Flow Coverage Ratio at any time during the periods below to be less than the ratio set opposite such period below:

                  Period                             Ratio
                  ------                             -----

         From the Effective Date
         through the day prior fiscal
         year end 1999                               1.30 to 1

         From the last day of fiscal year
         1999 and at all times thereafter            1.50 to 1

     (d) MINIMUM NET WORTH. The Credit Parties will not permit Consolidated Net Worth at any time to be less than the sum of (i) $154,000,000 PLUS (ii) 75% of positive Net Income for each fiscal year ending after the date of such balance sheet.

     (e) CAPITAL EXPENDITURES. The Credit Parties will not permit the aggregate amount of Capital Expenditures for any fiscal year to exceed $40,000,000 and may carry forward into the next fiscal year (but not beyond) 25% of such Capital Expenditure limitation if not used in the current fiscal year; provided that Capital Expenditures shall not exceed $50,000,000 in any fiscal year.

     7.10 LINES OF BUSINESS. No Credit Party shall engage to any substantial extent in any line or lines of business activity other than (a) the businesses engaged in by the Credit Parties as of the Effective Date and any related business and (b) such other lines of business as may be consented to by the Required Revolving Credit Lenders.

     7.11 CALCULATION OF FINANCIAL COVENANTS. For purposes of calculating the financial covenants set forth in Section 7.9 (a),(b) and (c) (i) for the fiscal period ending the end of August 1997, the Borrowers shall use the actual results of the Borrowers and the Guarantors for the four quarters through the fiscal quarter ending August 1997 and the actual results of the Sylvania Companies for the six months through June 30, 1997 multiplied by 2 and then combined together to make each calculation made subject to this Section, (ii) for the fiscal quarter ending the end of November, 1997, the Borrower shall use the actual results of the Borrowers and the Guarantors for the four quarters then ended and the actual results of the Sylvania Companies from September 1, 1997 through the end of November 1997 multiplied by 4 and then combined together to make each calculation made subject to this Section , (iii) for the fiscal quarter ending the end of February, 1998, the Borrower shall use the actual results of the Borrowers for the four quarters then ended for the Borrowers and the Guarantors and the actual results of the Sylvania Companies from September 1, 1997 through the end of February 1998 multiplied by 2 and then combined together to make each calculation mad subject to this Section , (iv) for the fiscal quarter ending the end of May, 1998 the Borrowers shall use the actual results of the Borrowers and the Guarantors for the four fiscal quarters then ended and the actual results of the Sylvania Companies from September 1, 1997 through the end of May, 1998 multiplied by 1.33 and then combined together to make each calculation made subject to this Section and (v) for each fiscal quarter ending one and after the end of August 1998, the Borrower shall use the consolidated results of the Borrowers, the Guarantors and the Sylvania Companies for the four quarter then ended to make the calculations under Section 7.9 (a), (b) and (c).

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     8.1 EVENTS OF DEFAULT.

     If any of the following events ("EVENTS OF DEFAULT") shall occur:

     (a) the Credit Parties shall fail to pay any principal of, or interest on, any Loan or any reimbursement obligation in respect of any LC Disbursement or Bank Guaranty Disbursement, or other amount payable under this Agreement or any fee payable under this Agreement or any other agreement to the Administrative Agent or the Lenders, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; provided that interest is paid within two Business Days of such due date;

     (b) any representation or warranty made or deemed made by or on behalf any Credit Party in or in connection with this Agreement, any of the other Basic Documents or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any of the other Basic Documents or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made in any material respect;

     (c) the Credit Parties (i) shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.1(a) through (f), inclusive, 6.2, 6.3, 6.4, 6.5(b), 6.6, 6.8, 6.9, 6.10, 6.11, 6.12, 6.14, 6.16, 6.17 or in
Article VII, or (ii) shall fail to observe or perform any other covenant, condition or agreement contained in Article VI and such failure shall continue unremedied for a period of 15 days after the earlier of (x) actual knowledge by an officer of any Credit Party or (y) notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower;

     (d) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clauses (a), (b) or (c) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of the Required Revolving Credit Lenders) to the Borrowers;

     (e) any Credit Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

     (f) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

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     (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Credit Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (h) any Credit Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or
(vi) take any action for the purpose of effecting any of the foregoing;

     (i) any Credit Party shall become unable, admit in writing or fail generally to pay its debts as they become due;

     (j) a final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $12,500,000 in the aggregate (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Credit Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the relevant Credit Party shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

     (k) an ERISA Event shall have occurred that, in the opinion of the Required Revolving Credit Lenders, when taken together with all other ERISA Events that.have occurred, could reasonably be expected to result in a Material Adverse Effect;

     (l) a reasonable basis shall exist for the assertion against any Credit Party (or there shall have been asserted against any Credit Party) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by any Credit Party or any of its Subsidiaries or Affiliates, or any predecessor in interest of any Credit Party or any of its Subsidiaries or Affiliates, or relating to any site or facility owned, operated or leased by any Credit Party or any of its Subsidiaries or Affiliates, which claims or liabilities (insofar as they are payable by any Credit Party or any of its Subsidiaries but after deducting any portion thereof which is reasonably expected to be paid by other credit worthy Persons jointly and severally liable therefor), in the judgment of the Required

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Revolving Credit Lenders are reasonably likely to be determined adversely to any
Credit Party or any of its Subsidiaries, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect;

     (m) any of the following events shall occur and be continuing:

          (i) a thirty-five percent (35%) or more of the outstanding voting stock of CML shall be acquired, directly or indirectly, by a Person (or group of Persons acting in concert) who owns on the date hereof less than five percent (5%) of the voting stock of CML; or

          (ii) any of Frank M. Ward or Norman Scoular shall cease to be employed by CML in the position each held on the Effective Date.

     (n) any of the following shall occur: (i) the Liens created by the Collateral Documents shall at any time (other than by reason of the Administrative Agent relinquishing such Lien) cease to constitute valid and perfected Liens on the Collateral intended to be covered thereby; (ii) except for expiration in accordance with its respective terms, any Collateral Document shall for whatever reason be terminated, or shall cease to be in full force and effect; or (iii) the enforceability of any Collateral Document shall be contested by any Credit Party; or

     (o) any Guarantor shall assert that its obligations hereunder or under the Collateral Documents shall be invalid or unenforceable;

then, and in every such event (other than an event with respect to the Credit Parties described in clause (g) or (h) of Section 8.1 hereof, and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Revolving Credit Lenders shall, by notice to the Credit Parties, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Credit Commitments, and thereupon the Revolving Credit Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Credit Parties accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties; and in case of any event with respect to the Credit Parties described in clause (g) or
(h) of this Section 8.1, the Revolving Credit Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Credit Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties, and the Administrative Agent shall be permitted to exercise such rights as secured party and mortgagee under the Collateral Documents to the extent permitted by applicable law.

     8.2 RECEIVERSHIP. Without limiting the generality of the foregoing or limiting in any way the rights of the Lenders under the Collateral Documents or otherwise under applicable law,

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at any time after (i) the entire principal balance of any Loan shall have become due and payable (whether at maturity, by acceleration or otherwise) and (ii) the Administrative Agent shall have provided to the Credit Parties not less than ten
(10) days' prior written notice of its intention to apply for a receiver, the Administrative Agent shall be entitled to apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by the Administrative Agent to enforce the Lenders' rights and remedies hereunder and under the Collateral Documents in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of the Credit Parties, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Loans and other fees and expenses due hereunder and under the Collateral Documents as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. THE CREDIT PARTIES HEREBY IRREVOCABLY CONSENT TO AND WAIVE ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF RECEIVER AS PROVIDED ABOVE. THE CREDIT PARTIES (I) GRANT SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGE THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE ENFORCEMENT OF THE LENDERS' RIGHTS AND REMEDIES HEREUNDER AND UNDER THE COLLATERAL DOCUMENTS, AND
(B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE LENDERS TO MAKE THE LOANS TO THE BORROWER; AND (III) AGREE TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY
LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE ADMINISTRATIVE AGENT AND THE LENDERS
IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL. THE LENDERS ACKNOWLEDGE AND AGREE THAT NOTHING IN THIS SECTION 8.2 SHALL BE DEEMED TO CONSTITUTE A WAIVER OF THE CREDIT PARTIES' RIGHT TO FILE FOR PROTECTION UNDER TITLE 11 OF THE UNITED STATES CODE
AT ANY TIME PRIOR TO THE APPOINTMENT OF A RECEIVER.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

     9.1 APPOINTMENT AND AUTHORIZATION. Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

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     9.2 BANKBOSTON'S RIGHTS AS LENDER. BankBoston shall have the same rights and powers in its capacity as a Lender hereunder as any other Lender and may exercise the same as though BankBoston were not the Administrative Agent, and BankBoston and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or any Subsidiary or other Affiliate of any thereof as if it were not the Administrative Agent hereunder.

     9.3 DUTIES AS EXPRESSLY STATED. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement and the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Revolving Credit Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries that is communicated to or obtained by BankBoston or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Revolving Credit Lenders or, if provided herein, with the consent or at the request of the Required Revolving Credit Lenders, or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or the other Loan Documents, (ii) the contents of any certificate, report or other document delivered hereunder or under any of the other Loan Documents or in connection herewith of therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Loan Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall not, except to the extent expressly instructed by the Required Lenders with respect to collateral security under the Collateral Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to the Loan Documents or applicable law.

     9.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may

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consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. During any litigation or in preparation therefor, the Administrative Agent may choose its own legal counsel.

     9.5 ACTION THROUGH SUB-ADMINISTRATIVE AGENTS. The Administrative Agent may perform any and all of its duties, and exercise its rights and powers, by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through its Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to its activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

     9.6 RESIGNATION OF ADMINISTRATIVE AGENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent, as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrowers. Upon any such resignation, the Required Revolving Credit Lenders shall have the right, in consultation with the Borrowers, to appoint a successor Administrative Agent. If no successor shall have been so appointed and shall have accepted such appointment within 30 days after such retiring Administrative Agent gives notice of its resignation, then such retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent, which shall be a bank with an office in Boston, Massachusetts or New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent, by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed among the Borrowers and such successor. After an Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     9.7 LENDERS' INDEPENDENT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Issuing Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Issuing Lender or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement and the other Loan Documents, any related agreement or any document furnished hereunder or thereunder. Except as explicitly provided herein, the Administrative Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to such operations,

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business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

     9.8 OBLIGATIONS OF CO-AGENTS AND MANAGER. The rights, privileges and benefits of the foregoing provisions of this Section 9 shall extend to ABN AMRO Bank N.V., CoreStates Bank, N.A., and First Union National Bank in their capacity as Co-Agents and Fleet National Bank in its capacity as Manager. After the Closing Date, none of the Co- Agents or Manager shall have any obligations or duties to any Credit Party, Administrative or Documentary Agent or any Lender.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (a) if to any Credit Party, to 500 Chapman Street, Canton, Massachusetts 02021 Attention of Ronald Goldstein (Telecopy No. (617) 828-2012), with a copy to Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention of Malcolm Sandilands, Esq. (Telecopy No. 617-951-8736);

     (b) if to the Administrative Agent, to BankBoston, 100 Federal Street, Mail Code 01-07-05, Boston, Massachusetts 02110, Attention of Timothy Clifford, Vice President (Telecopy No. (617) 434-8102), with a copy to Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108, Attention of Richard S. Rosenstein, Esq. (Telecopy No. 617- 227-4420); and

     (c) if to any Lender (including to BankBoston in its capacity as the Issuing Lender and Swing Loan Lender), to it at its address (or telecopy number) set forth in SCHEDULE 2.1.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     10.2 WAIVERS; AMENDMENTS.

     (a) No failure or delay by the Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of

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any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Required Revolving Credit Lenders or by the Credit Parties and the Administrative Agent with the written consent of the Required Revolving Credit Lenders; provided that no such agreement shall:

          (i) increase the Revolving Credit Commitment of any Lender without the written consent of such Lender or increase the aggregate Revolving Credit Commitments without the written consent of each Lender;

          (ii) reduce the principal amount of any Loan, LC Disbursement or Bank Guaranty Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

          (iii) postpone the scheduled date of payment of the principal amount of any Loan, LC Disbursement or Bank Guaranty Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Credit Commitment, or postpone the ultimate expiration date of any Letter of Credit or Bank Guaranty beyond the Revolving Credit Maturity Date, without the written consent of each Lender affected thereby;

          (iv) change Section 2.10 in a manner that would alter the application of prepayments thereunder, or change Section 2.17(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without in each case the written consent of each Lender;

          (v) alter the rights or obligations of the Borrowers to prepay Loans without the written consent of each Lender;

          (vi) change any of the provisions of this Section 10.2 or the definition of "Required Revolving Credit Lenders", or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Document or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender;

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          (vii) release any of the Guarantors from their obligations in respect of its Guaranty under Article III or release any Collateral, except as expressly permitted in this Agreement, without the written consent of each Lender;

          (viii) waive any of the conditions precedent specified in Section 5.1 without the written consent of each Lender; or

          (ix) change any provisions of any Loan Document in a manner which by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused commitments of each affected Class (in addition to any other consent required under any other clause of this Section);

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Lender or the Swing Loan Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Lender or the Swing Loan Lender, as the case may be.

     (c) None of the Collateral Documents nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties party thereto, and by the Administrative Agent with the written consent of the Required Revolving Credit Lenders.

     10.3 EXPENSES; INDEMNITY: DAMAGE WAIVER.

     (a) The Credit Parties jointly and severally agree to pay, or reimburse the Administrative Agent, the Syndication Agent or Lenders for paying, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent and their Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the credit facilities provided for herein, the preparation of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all fees and charges generally charged by the Administrative Agent, the Syndication Agent or any Lender related to any exam of the books and record of the Credit Parties provided for in this Agreement, (iv) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender, the Syndication Agent or any Lender, including the fees, charges and disbursements of any counsel for such Administrative Agent, Issuing Lender, the Syndicated Agent or Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.3, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof, and (v) all Other Taxes levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or

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therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

     (b) The Credit Parties jointly and severally agree to indemnify the Administrative Agent, the Issuing Lender, the Syndication Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee and settlement costs, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby, the performance by the parties hereto and thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any of their subsidiaries, or any Environmental Liability related in any way to any Credit Party or any of their subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (are determined by a court of competent jurisdiction by final and nonappealable judgment to have) resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) To the extent that the Credit Parties fail to pay any amount required to be paid by them to the Administrative Agent or the Syndication Agent under paragraph (a) or (b) of this Section 10.3, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Syndication Agent in its capacity as such. To the extent that the Credit Parties fail to pay any amount required to be paid by them to the Issuing Lender under paragraph (a) or (b) of this Section 10.3, each Revolving Credit Lender severally agrees to pay to the Issuing Lender such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

     (d) To the extent permitted by applicable law, none of the Credit Parties shall assert, and each Credit Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Loan

Documents or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     (e) All amounts due under this Section 10.3 shall be payable promptly after written demand therefor.

     10.4 SUCCESSORS AND ASSIGNS.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender, the Swing Loan Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that

          (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, that is not a Foreign Lender, the Administrative Agent and CML (and, in the case of an assignment of all or a portion of a Revolving Credit Commitment or any Lender's obligations in respect of its LC Exposure and Bank Guaranties, the Issuing Lender) must give their prior written consent to such assignment which consent shall not be unreasonably withheld or delayed).

          (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment, the amount of the Revolving Credit Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of CML and the Administrative Agent otherwise consent; provided that for such purposes, the amount of outstanding Loans and unused Commitments shall be determined without regard to any Swing Loans then outstanding,

          (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement,

          (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and

          (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

provided further that any consent of CML otherwise required under this paragraph shall not be required if an Event of Default under clause (g) or (h) of Section
8.1 has occurred and is continuing.

     (c) Upon acceptance and recording with the Administrative Agent in the Register pursuant to paragraph (e) of this Section 10.4, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with paragraph (b) of this Section 10.4 and which complies with paragraph (f) of this Section 10.4 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (f) of this Section and shall otherwise convey no rights hereunder.

     (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, the identity of the Swing Loan Lender and the amount of the Swing Loan Sublimit, and the Revolving Credit Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 10.4 and any written consent to such assignment required by paragraph (b) of this
Section 10.4, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Upon recording such Assignment and Acceptance, the Administrative Agent shall deliver to the Lenders, the Issuing Lender and the Credit Parties a revised copy of SCHEDULE
2.1 reflecting the current information.

     (f) Any Lender may, without the consent of any Borrower, the Administrative Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.2(b), or the first proviso to Section 10.2(c), that affects such Participant. Subject to paragraph (g) of this Section 10.4, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.4.

     (g) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender.

     (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

     (i) Anything in this Section 10.4 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Credit Party or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

     (j) The Credit Parties agree that during the Revolving Credit Availability Period they shall provide to Syndication Agent and the Lenders such information describing the Credit Parties, the Revolving Credit Commitments and the Transactions (including pro-forma financial projections for the remainder of the Revolving Credit Availability Period in form and substance satisfactory to the Administrative Agent), and such information may be distributed by the Administrative Agent or any Lender, on a confidential basis, to prospective assignees of all or a portion of the Administrative Agent's or such Lender's rights and obligations under this Agreement. In addition, the management, financial and accounting personnel of the Credit Parties and their advisors will, at the request of the Syndication Agent, meet and consult with the

Syndication Agent, the Administrative Agent, the Lenders or potential Lenders at reasonable times to answer questions and provide information during the syndicated process.

     10.5 SURVIVAL. All covenants, agreements, representations and warranties made by the Credit Parties herein and in the other Loan Documents, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents, shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect so long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or the other Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

     10.6 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Whenever there is a reference in any Collateral Document or UCC Financing Statement to the "Credit Agreement" to which the Administrative Agent, the Lenders and the Credit Parties are parties, such reference shall be deemed to be made to this Agreement among the parties hereto. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     10.7 SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     10.8 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this
Section 10.8 are in addition to any other rights and remedies (including other rights of setoff) which such Lender may have.

     10.9 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

     (a) This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts.

     (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MASSACHUSETTS COURT (OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT). EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 10.9. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.1.

NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 10.10.

     10.11 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     10.12 SUCCESSOR FACILITY. This Agreement is intended to be a successor to the Prior Agreement. Upon the execution and delivery of this Agreement, the Prior Agreement shall be superseded and replaced in its entirety by the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                BORROWERS:
                                ---------

                                CHICAGO MINIATURE LAMP, INC.

                                CHICAGO MINIATURE LAMP -
                                  SYLVANIA LIGHTING INTERNATIONAL, INC.

                                CML AIR, INC.

                                CML BALLAST ,INC.

                                CML FIBEROPTICS, INC.

                                ELECTRO FIBEROPTICS CORP.

                                POWER LIGHTING PRODUCTS, INC. (f/k/a/ Valmont Electric, Inc.

                                VBT, INC.

                                By______________________________
                                    Name:     Frank M. Ward
                                    Title:    President

                  WITH RESPECT TO THE STERLING OVERDRAFT FACILITY

                                BADALEX LIMITED

                                By______________________________
                                    Name: Frank M. Ward
                                    Title: President

                               GUARANTORS
                               ----------

                               A&S ELECTRIC spol s.r.o. Gmbh

                               ALBA LIGHT DESIGN GmbH

                               ALBA SPEZIALLAMPEN GmbH

                               ALBA SPEZIALLAMPEN HOLDING, GmbH

                               ALBA TECHNOLOGY (M) Sdr. Bhd.

                               ARNOLD GmbH

                               BADALEX LIMITED

                               BSC ARNOLD GmbH & CO.

                               CCC DE MEXICO, S.A. DE C.V.

                               CHICAGO MINIATURE LAMP EUROPE LIMITED

                               CHICAGO MINIATURE LAMP - SYLVANIA
                               LIGHTING INTERNATIONAL I, B.V.

                               IDI INTERNACIONAL S.A.

                               W. ALBRECHT GmbH und Co. KG

                               W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT
                               GmbH und CO.

                               By______________________________
                                   Name: Frank M. Ward
                                   Title: Director

                               CHICAGO MINIATURE LAMP (CANADA) INC.

                               By______________________________
                                   Name: Frank M. Ward
                                   Title: President

                               Administrative Agent
                               --------------------

                               BANKBOSTON, N.A.
                               as Administrative Agent

                               By_____________________________________
                                   Name: Timothy G. Clifford
                                   Title: Vice President

                               Co-Agents:
                               ---------

                               ABN AMRO BANK N.V.
                               as Co-Agent

By___________________________  By_________________________________
   Name:                          Name:
   Title:                         Title:

                               CORESTATES BANK, N.A.
                               as Co-Agent

                               By_____________________________________
                                   Name:
                                   Title:

                               FIRST UNION NATIONAL BANK
                               as Co-Agent

                               By_____________________________________
                                   Name:
                                   Title:

                               Manager:
                               -------

                               FLEET NATIONAL BANK
                               as Manager

                               By_____________________________________
                                   Name:

                                   Title:

                               LENDERS:
                               -------

                               BANKBOSTON, N.A.

                               By_____________________________________
                                   Name: Timothy G. Clifford
                                   Title: Vice President

                               ABN AMRO BANK N.V.

By___________________________  By_________________________________
   Name:                           Name:
   Title:                          Title:

                               CORESTATES BANK, N.A.

                               By_____________________________________
                                   Name:
                                   Title:

                               FIRST UNION NATIONAL BANK

                               By_____________________________________
                                   Name:
                                   Title:

                               FLEET NATIONAL BANK

                               By_____________________________________
                                   Name:
                                   Title:

                               BAYERISCHE VEREINSBANK AG

                               By_____________________________________
                                   Name:
                                   Title:

                               MELLON BANK, N.A.

                               By_____________________________________
                                   Name:
                                   Title:

                               STATE STREET BANK AND TRUST COMPANY

                               By_____________________________________
                                   Name:
                                   Title:

                               THE BANK OF NOVA SCOTIA

                               By_____________________________________
                                   Name:
                                   Title:

                               BANK OF SCOTLAND

                               By_____________________________________
                                   Name:
                                   Title:

                               NATEXIS BANQUE (BFCE)

                               By_____________________________________
                                   Name:
                                   Title:

                               IMPERIAL BANK

                               By_____________________________________
                                   Name:
                                   Title:

                               KREDIETBANK N.V.

                               By_____________________________________
                                   Name:
                                   Title:

                               By_____________________________________
                                   Name:
                                   Title:

                               LLOYDS BANK PLC

                               By_____________________________________
                                   Name:
                                   Title:

                               THE SUMITOMO BANK, LIMITED

                               By_____________________________________
                                   Name:
                                   Title:

                               USTRUST

                               By_____________________________________
                                   Name:
                                   Title:

     The following have become parties to this Agreement as of the date set forth next to their respective signatures:

                                    SPECIAL CREDIT PARTIES
                                    ----------------------



                                    ---------------------------------------



Dated:  __________________          By_____________________________________
                                      Name:
                                      Title:

     The following have become parties to this Agreement as of the date set forth next to their respective signatures:

                                    ADDITIONAL BORROWERS/GUARANTORS:
                                    -------------------------------



                                    ---------------------------------------



Dated:  __________________          By_____________________________________
                                      Name:
                                      Title:

                                                                   SCHEDULE 2.1

                                                  COMMITMENTS

                                                REVOLVING CREDIT
LENDER                                             COMMITMENT
------                                          ----------------

BANKBOSTON, N.A.                                $36,000,000.00
100 Federal Street
Boston, MA  02110
Attention: Timothy G. Clifford
Telephone: (617) 434-6083
Facsimile: (617) 434-8102

ABN AMRO Bank, N.V.                             $18,000,000.00
One Post Office Square
39th Floor
Boston, MA  02109
Attention: Mr. John Rogers

CoreStates Bank                                 $18,000,000.00
1345 Chestnut Street
F.C. 1-8-3-16
Philadelphia, PA   19102
Attention: Mr. Robert Brown

First Union                                     $18,000,000.00
One First Union Center
TW-19
Charlotte, NC  28288-0745
Attention: Mr. Ted Noneman

Fleet National Bank                             $18,000,000.00
1 Federal Street
MA-OF-D04H
Boston, MA  02110
Attention: Ms. Katie Sluder

Mellon Bank, N.A.                               $18,000,000.00
1 Boston Place
6th Floor
Boston, MA  02110
Attention: Mr. Stephen Wagner

State Street Bank                               $18,000,000.00
225 Franklin Street
2nd Floor
Boston, MA  02110
Attention: Mr. Andrew Beise

Bayerische Vereinsbank                          $18,000,000.00
335 Madison Avenue
19th Floor
New York, NY  10017
Attention: Mr. Erich Ebner

The Bank of Nova Scotia                         $11,000,000.00
101 Federal Street
16th Floor
Boston, MA  02110
Attention: Mr. Steven Foley

Bank of Scotland                                $11,000,000.00
One Post Office Square
Suite 3750
Boston, MA  02109
Attention: Mr. William Boland

NATEXIS Banque (BFCE)                           $11,000,000.00
645 Fifth Avenue
20th Floor
New York, NY  10022
Attention: Mr. John Rigo

Imperial Bank                                   $11,000,000.00
9920 S. LaCienega Blvd.
14th Floor
Inglewood, CA  90301
Attention: Mr. John Farrace

Kredietbank                                     $11,000,000.00
125 West 55th Street
10th Floor
New York, NY  10019
Attention: Mr. Robert Surdam

Lloyd's Bank                                    $11,000,000.00
575 Fifth Avenue
18th Floor
New York, NY  10017

Attention: Mr. Paul Briamonte

Sumitomo Bank, Ltd.                             $11,000,000.00
1 Post Office Square
Suite 3820
Boston, MA  02109
Attention: Mr. Al De Gemmis

USTrust                                         $11,000,000.00
30 Court Street
Boston, MA  02108
Attention: Mr. Thomas Macina

         TOTAL:                                $250,000,000.00
                                               ===============

                       FIRST AMENDMENT TO CREDIT AGREEMENT



         This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 31, 1997 (this "AMENDMENT"), among CHICAGO MINIATURE LAMP, INC. and its DOMESTIC SUBSIDIARIES (collectively the "BORROWERS"), THE GUARANTORS PARTY TO THE CREDIT AGREEMENT DEFINED BELOW (the "GUARANTORS"), THE SPECIAL CREDIT PARTIES PARTY TO THE CREDIT AGREEMENT, THE LENDERS PARTY TO THE CREDIT AGREEMENT (the "LENDERS"), THE CO-AGENTS PARTY TO THE CREDIT AGREEMENT, comprised of ABN AMRO BANK N.V., CORESTATES BANK, N.A., and FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK as Manager, and BANKBOSTON, N.A., as Administrative and Documentary Agent (the "ADMINISTRATIVE AGENT").

         WHEREAS, pursuant to the Credit Agreement (as defined below), the Lenders have agreed to make Revolving Credit Loans to the Borrowers in an aggregate principal amount not in excess of the Revolving Credit Commitment; and

         WHEREAS, the Credit Parties, the Lenders and the Administrative Agent wish to amend the Credit Agreement to revise certain provisions of the Credit Agreement as provided below and to waive any event of default arising from the failure to deliver the Fiscal Year 1998 projections by December 31, 1997;

         NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

                  1. REFERENCE TO CREDIT AGREEMENT.

         Reference is made to the Amended and Restated Credit Agreement dated as of October 30, 1997 (as the same may be further amended and restated from time to time, the "CREDIT AGREEMENT") among the Borrowers, the Guarantors, the Special Credit Parties party thereto, the Lenders, ABN Amro Bank, N.V., Corestates Bank, N.A. and First Union National Bank as Co-Agents, Fleet National Bank as Manager and the Administrative Agent. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

                  2. AMENDMENTS.

         The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (A) AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT:
DEFINITIONS. The following definitions are substituted in Section 1.1 of the Credit Agreement:

                                    i. "DISPOSITION" means any sale, assignment,
                           transfer or other disposition of any property (whether now owned or hereafter acquired) by any Credit Party to any other Person other than another Credit Party excluding (a) the granting of Liens to the Administrative Agent on behalf of the Lenders pursuant to the Collateral Documents, (b) any sale, assignment, transfer or other disposition of (i) any property sold or disposed of in the ordinary course of business and on ordinary business terms,
                           (ii) any property no longer used or useful in the business of the Credit Parties, (iii) any Collateral under and as defined in the Collateral Documents pursuant to an exercise of remedies by the Administrative Agent thereunder and (iv) any property sold outside the previous exceptions with a book value or appraised value (which ever is higher) of equal to or less than $2,500,000, and which in the aggregate with the book or appraised value (whichever is higher) of all property sold in other sales of a similar nature during any calendar year, would not equal or exceed $5,000,000.


                                    ii. "INTEREST PERIOD" means with respect to
                           any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months and if available four or five months thereafter, as CML may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) such Interest Period is available for the applicable Permitted Currency on the inter-bank currency deposits market in which the Administrative Agent customarily funds LIBOR Borrowings. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. Notwithstanding the foregoing,

                  (x) if any Interest Period for any Revolving Credit Borrowing would otherwise end after the Revolving Credit Maturity Date, such Interest Period shall end on the Revolving Credit Maturity Date, and

                  (y) notwithstanding the foregoing clause (x), no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall not be available hereunder as a LIBOR Loan for such period.

                                    iii. "ISSUING LENDER" means BankBoston or
                           such other Lender who has agreed with the Administrative Agent and the Credit Parties to be bound to the terms of this Agreement relative to being an Issuing Lender, in their respective capacity as the issuer of Letters of Credit hereunder and any foreign branch of BankBoston or such other Lender as issuers of Bank Guaranties.

                  (B) AMENDMENT TO SECTION 2.3 (a) OF THE CREDIT AGREEMENT. The following is hereby substituted for Section 2.3 (a) of the Credit
Agreement:

                  2.3 (a) To request a Revolving Credit Borrowing, CML on behalf of the Borrowers or CML and any Special Credit Party, if the Loan is specifically made to or for the benefit of any such Special Credit Party, shall notify the Administrative Agent of such request by telephone (i) in the case of a LIBOR Borrowing denominated in Dollars, not later than 11:00 a.m., Boston, Massachusetts time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a LIBOR Borrowing denominated in an Alternative Currency, not later than 9:00 a.m., Boston, Massachusetts time, two Business Days before the date of the proposed Borrowing or (iii) in the case of a Base Rate Borrowing not later than 11:00 a.m., Boston, Massachusetts time, one Business Day before the date of the proposed Borrowing; provided that any such notice of a Base Rate Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.4(e) may be given not later than 10:00 a.m., Boston, Massachusetts time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by CML and (if appropriate) such Special Credit Party.

                  (C) AMENDMENT OF SECTION 2.4 (b) OF THE CREDIT AGREEMENT. The following is hereby substituted for Section 2.4 (b) of the Credit
Agreement:

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), CML shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by each Issuing Lender) to an Issuing Lender (but only if such Issuing Lender has agreed to be bound as an Issuing Lender hereunder in a writing delivered to the Administrative Agent) and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.4), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Lender, the Borrowers also shall submit a letter of credit application on such Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate combined LC Exposure and Bank Guaranties of all of the Issuing Lenders (determined for these purposes without giving effect to the participations therein of the Revolving Credit Lenders pursuant to paragraph (e) of this Section 2.4) shall not exceed $15,000,000 and (ii) the total Revolving Credit Exposure shall not exceed the total Revolving Credit Commitments.

                  (D) AMENDMENT OF SECTION 2.4 (f) OF THE CREDIT AGREEMENT. The following is hereby substituted for Section 2.4(f) of the Credit
Agreement:

                  2.4 (f) REIMBURSEMENT. If any Issuing Lender shall make any LC Disbursement or Bank Guaranty Disbursement, the Borrowers shall reimburse the Issuing Lender in respect of such LC Disbursement or Bank Guaranty Disbursement, as the case may be, by paying to the Administrative Agent an amount in immediately available funds equal to the Dollar Amount of such LC Disbursement or Bank Guaranty Disbursement not later than 12:00 noon, Boston, Massachusetts time, on (i) the Business Day that CML receives notice of such LC Disbursement or Bank Guaranty Disbursement, if such notice is received prior to 10:00 a.m., Boston, Massachusetts time; provided that any such same-day Borrowing shall be a Swing Loan to the extent of the Swing Loan Availability at such time, or (ii) the Business Day immediately following the day that CML receives such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement or Bank Guaranty Disbursement is not less than $500,000 in Dollar Amount, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.3 that such payment be financed with a Revolving Credit Base Rate Borrowing in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Base Rate Borrowing. Regardless of the source of such reimbursement, the Administrative Agent will make payment of the amount of such reimbursement to the applicable Issuing Lender upon receipt of payment from the Borrowers.

                           If the Borrowers fail to make such payment when due,
                  the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement or Bank Guaranty Disbursement, the payment then due from the Borrowers in respect thereof and such Revolving Credit Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Credit Lender shall pay to the Administrative Agent the Dollar Amount of its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.5 with respect to Revolving Credit Loans made by such Lender (and Section 2.5 shall apply to the payment obligations of the Revolving Credit Lenders, treating each such payment as a Loan for this purpose), and the Administrative Agent shall promptly pay to the applicable Issuing Lender the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Lender or, to the extent that the Revolving Credit Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Lender, then to such Lenders and the applicable Issuing Lender as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this paragraph to reimburse the applicable Issuing Lender for any LC Disbursement or Bank Guaranty Disbursement shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement or Bank Guaranty Disbursement, as the case may be.

                  (E) AMENDMENT OF SECTION 6.1 (e) OF THE CREDIT AGREEMENT. The following is hereby substituted for Section 6.1 (e):

                           6.1 (e) as soon as available and in any event within
                  30 days after the beginning of the fiscal year of CML (except the fiscal year starting December 1, 1997 for which such delivery shall be within 60 days after the beginning of such fiscal year), statements of forecasted consolidated income for the Credit Parties for each fiscal quarter in such fiscal year and a forecasted consolidated balance sheet of the Credit Parties, together with supporting assumptions which were reasonable when made, as at the end of each fiscal quarter, all prepared in good faith in reasonable detail and consistent with CML's and CML's past practices in preparing projections and otherwise reasonably satisfactory in scope to the Administrative Agent;

                  (F)  AMENDMENT  OF  SECTION  8.1(m)(II)  OF  THE  CREDIT
AGREEMENT.   The  following  is  hereby substituted for Section 8.1(m)(ii) of the Credit Agreement:

                  8.1 (m) (ii) any of Frank M. Ward or Norman Scoular shall cease to be employed by CML in the position each held on the Effective Date; provided that if Norman Scoular shall cease to be employed by CML in his current position at any time one year or more after the Effective Date, it shall not be an Event of Default if (i) CML promptly upon receiving notice of Mr. Scoular's proposed or actual change of status notifies the Administrative Agent of such actual or proposed change of status with details as to timing of such change of status and
                  (ii) upon the earlier of ninety (90) days (a) after CML receives notice of Mr. Scoular's change of status or (b) Mr. Scoular's actual change of status, Mr. Scoular is replaced by such individual or individuals as are reasonably satisfactory to the Required Revolving Credit Lenders.

                  3. WAIVER. The Required Revolving Credit Lenders do hereby waive any Event of Default arising from the failure to deliver the projections as required under Section 6.1 (e) of the Credit Agreement prior to this Amendment.

                  4. NO DEFAULT; REPRESENTATIONS AND WARRANTIES, ETC.

         The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article IV of the Credit Agreement are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default specified in Article VII of the Credit Agreement, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

                  5. CONDITIONS TO THIS AMENDMENT.

         Concurrently herewith (and as conditions to the Lenders' consent to this Amendment), the Credit Parties will furnish the Administrative Agent with the following:

                  (a) Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.

                  (b) Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

                  6. MISCELLANEOUS.

                  (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

                  (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

                  (c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (d) The Credit Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Lenders in connection with this Amendment and the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

                                   BORROWERS:

                                   CHICAGO MINIATURE LAMP, INC.

                                   CHICAGO MINIATURE LAMP -
                                   SYLVANIA LIGHTING INTERNATIONAL, INC.

                                   CML AIR, INC.

                                   CML BALLAST ,INC.

                                   CML FIBEROPTICS, INC.

                            ELECTRO FIBEROPTICS CORP.

                            POWER   LIGHTING   PRODUCTS,   INC.
                            (f/k/a/ Valmont Electric, Inc.)

                            VBT, INC.


                            By______________________________
                               Name:Frank M. Ward
                               Title:    President


                            BADALEX LIMITED


                            By______________________________
                               Name:Frank M. Ward
                               Title:    Director

         Each of the undersigned has guaranteed the Obligations of the Borrowers to the Lenders pursuant to the terms of Article III of the Credit Agreement. By executing this Consent of Guarantors, each undersigned Guarantor hereby absolutely and unconditionally reaffirms the provisions of such Article III and acknowledges and agrees to the terms and conditions of this Amendment and the terms and conditions of the Credit Agreement as amended hereby.

                                          GUARANTORS:

                                          A&S ELECTRIC spol s.r.o. Gmbh

                                          ALBA LIGHT DESIGN GmbH

                                          ALBA SPEZIALLAMPEN GmbH

                                          ALBA SPEZIALLAMPEN HOLDING, GmbH

                                          ALBA TECHNOLOGY (M) Sdr. Bhd.

                                          ARNOLD GmbH

                                          BADALEX LIMITED

                                          BSC ARNOLD GmbH & CO.

                                          CCC DE MEXICO, S.A. DE C.V.

                                          CHICAGO MINIATURE LAMP EUROPE LIMITED

                                          CHICAGO MINIATURE LAMP - SYLVANIA
                                          LIGHTING INTERNATIONAL I, B.V.

                                          IDI INTERNACIONAL S.A.

                                          W. ALBRECHT GmbH und Co. KG

                                          W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT
                                           GmbH und CO.

                                          By______________________________
                                            Name:Frank M. Ward
                                            Title:    Director

                                          CHICAGO MINIATURE LAMP (CANADA) INC.

                                          By________________________________
                                            Name: Frank Ward
                                            Title: President

                                            ADMINISTRATIVE AGENT

                                            BANKBOSTON, N.A.
                                            as Administrative Agent


                                            By_________________________________
                                                Name: Timothy G. Clifford
                                                Title: Vice President


                                            CO-AGENTS:

                                            ABN AMRO BANK N.V.
                                            as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:

                                            CORESTATES BANK, N.A.
                                            as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:

                                            FIRST UNION NATIONAL BANK
                                            as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:

                                            MANAGER:

                                            FLEET NATIONAL BANK
                                            as Manager

                                            By_________________________________
                                                Name:
                                                Title:


                                            LENDERS:


                                            BANKBOSTON, N.A.


                                            By_________________________________
                                                Name:Timothy G. Clifford
                                                Title:    Vice President


                                            ABN AMRO BANK N.V.


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:


                                            FIRST UNION NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:

                                            FLEET NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            BAYERISCHE VEREINSBANK AG


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            MELLON BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:


                                            STATE STREET BANK AND TRUST COMPANY


                                            By_________________________________
                                                Name:
                                                Title:


                                            THE BANK OF NOVA SCOTIA


                                            By_________________________________
                                                Name:
                                                Title:


                                            BANK OF SCOTLAND

                                            By_________________________________
                                                Name:
                                                Title:


                                            NATEXIS BANQUE (BFCE)


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            IMPERIAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            KREDIETBANK N.V.


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            LLOYDS BANK PLC


                                            By_________________________________
                                                Name:
                                                Title:

                                            By_________________________________
                                                Name:
                                                Title:


                                            THE SUMITOMO BANK, LIMITED


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            USTRUST


                                            By_________________________________
                                                Name:
                                                Title:

         SECOND AMENDMENT TO CREDIT AGREEMENT



         This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 4, 1998 (this "AMENDMENT"), among CHICAGO MINIATURE LAMP, INC. and its DOMESTIC SUBSIDIARIES (collectively the "BORROWERS"), THE GUARANTORS PARTY TO THE CREDIT AGREEMENT DEFINED BELOW (the "GUARANTORS"), THE SPECIAL CREDIT PARTIES PARTY TO THE CREDIT AGREEMENT, THE LENDERS PARTY TO THE CREDIT AGREEMENT (the "LENDERS"), THE CO-AGENTS PARTY TO THE CREDIT AGREEMENT, comprised of ABN AMRO BANK N.V., CORESTATES BANK, N.A., and FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK as Manager, and BANKBOSTON, N.A., as Administrative and Documentary Agent (the "ADMINISTRATIVE AGENT").

         WHEREAS, pursuant to the Credit Agreement (as defined below), the Lenders have agreed to make Revolving Credit Loans to the Borrowers in an aggregate principal amount not in excess of the Revolving Credit Commitment; and

         WHEREAS, the Credit Parties, the Lenders and the Administrative Agent wish to amend the Credit Agreement to revise certain provisions of the Credit Agreement as provided below;

         NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

                  1. REFERENCE TO CREDIT AGREEMENT.

         Reference is made to the Amended and Restated Credit Agreement dated as of October 30, 1997 (as the same may be further amended and restated from time to time, the "CREDIT AGREEMENT") among the Borrowers, the Guarantors, the Special Credit Parties party thereto, the Lenders, ABN Amro Bank, N.V., Corestates Bank, N.A. and First Union National Bank as Co-Agents, Fleet National Bank as Manager and the Administrative Agent. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

                  2. AMENDMENTS.

         The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT:
DEFINITIONS. The following definitions are substituted in Section 1.1 of the Credit Agreement:

                  "PERMITTED ACQUISITIONS" means acquisition by any of the Borrowers upon the following conditions:

                      (a) The line of business acquired is substantially similar to the Borrowers' existing business.

                  (b) Maximum additional Revolving Credit Loans for any single acquisition or series of related acquisitions may not exceed $25,000,000.

                  (c) Any obligations due to a seller of any such acquired company or any other debt incurred to finance such acquisition must be subordinated to the obligations due the Lenders upon terms acceptable to the Required Revolving Credit Lenders.

                  (d) A Borrower must be the surviving entity of any merger or other corporate reorganization related to any such acquisition.

                  (e) The Borrowers must demonstrate on a pro forma basis that the Borrowers and the acquired company would have complied with all financial covenants on a combined basis based for the four quarters ending prior to the date of the acquisition.

                  (f) No default or Events of Default shall exist or occur or be continuing at the time of or after giving effect to any proposed acquisition.

         Notwithstanding the forgoing the Borrowers shall not be required to demonstrate compliance under subparagraph (e) of this definition for any acquisition which meets all of the preceding criteria and for which the aggregate of the (i) purchase price paid, (ii) notes and other sums payable to the seller not included in clause (i) and (iii) obligations assumed is equal or less than $3,500,000.

         (b) AMENDMENT OF SECTION 2.11 (C) OF THE CREDIT AGREEMENT.
Section 2.11 (c) is deleted from the Credit Agreement retroactive to prior to the first advance under the Credit Agreement. The fee under Section 2.11 (c) shall not apply to any Alternative Currency Loan made under the Credit Agreement prior to and after the date hereof.

         (c) AMENDMENT OF SECTION 6.7 OF THE CREDIT AGREEMENT. Section 6.7 is deleted from the Credit Agreement and the following is added to read as follows:

         6.7 FISCAL YEAR. To enable the ready and consistent determination of compliance with the covenants set forth in Section 7 hereof, the Credit Parties will not change the last day of their fiscal year from the Sunday closest to December 31 of each year, or the last day of the first three fiscal quarters in each of its fiscal years from March, June and September, respectively.

         (d) AMENDMENT OF SECTION 7.1 (H) OF THE CREDIT AGREEMENT.
Section 7.1 (h) is deleted from the Credit Agreement in its entirety and the following is added to read as follows:


         (h) Additional Indebtedness of any Credit Party (determined on a consolidated basis without duplication in accordance with GAAP) for Funded Debt in an aggregate principal amount , which when added to Indebtedness incurred pursuant to Section 7.1 (e) and 7.1 (g) does not exceed $30,000,000 at any one time outstanding.

         3. NO DEFAULT; REPRESENTATIONS AND WARRANTIES, ETC.

         The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default specified in Section 8 of the Credit Agreement, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

                  4. CONDITIONS TO THIS AMENDMENT.

         Concurrently herewith (and as conditions to the Lenders' consent to this Amendment), the Credit Parties will furnish the Administrative Agent with the following:

                  (a) Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.

                  (b) Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

                  5. MISCELLANEOUS.

                  (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

                  (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

                    BALANCE OF PAGE LEFT INTENTIONALLY BLANK

                          PAGE LEFT INTENTIONALLY BLANK
                          -----------------------------

                  (c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (d) The Credit Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Lenders in connection with this Amendment and the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

                                           BORROWERS:

                                           CHICAGO MINIATURE LAMP, INC.

                                           CHICAGO MINIATURE LAMP -
                                           SYLVANIA LIGHTING INTERNATIONAL, INC.

                                           CML AIR, INC.

                                           CML BALLAST ,INC.

                                           CML FIBEROPTICS, INC.

                                           ELECTRO FIBEROPTICS CORP.

                                           POWER LIGHTING PRODUCTS, INC.
                                           (f/k/a/ Valmont Electric, Inc.)

                                           VBT, INC.


                                           By______________________________
                                             Name:Frank M. Ward
                                             Title:    President


                                           BADALEX LIMITED


                                           By______________________________
                                             Name:Frank M. Ward
                                             Title:    Director

         Each of the undersigned has guaranteed the Obligations of the Borrowers to the Lenders pursuant to the terms of Article III of the Credit Agreement. By executing this Consent of Guarantors, each undersigned Guarantor hereby absolutely and unconditionally reaffirms the provisions of such Article III and acknowledges and agrees to the terms and conditions of this Amendment and the terms and conditions of the Credit Agreement as amended hereby.

                                          GUARANTORS:

                                          A&S ELECTRIC spol s.r.o. Gmbh

                                          ALBA LIGHT DESIGN GmbH

                                          ALBA SPEZIALLAMPEN GmbH

                                          ALBA SPEZIALLAMPEN HOLDING, GmbH

                                          ALBA TECHNOLOGY (M) Sdr. Bhd.

                                          ARNOLD GmbH

                                          BADALEX LIMITED

                                          BSC ARNOLD GmbH & CO.

                                          CCC DE MEXICO, S.A. DE C.V.

                                          CHICAGO MINIATURE LAMP EUROPE LIMITED

                                          CHICAGO MINIATURE LAMP - SYLVANIA
                                          LIGHTING INTERNATIONAL I, B.V.

                                          IDI INTERNACIONAL S.A.

                                          W. ALBRECHT GmbH und Co. KG

                                          W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT
                                             GmbH und CO.

                                          By______________________________
                                             Name:Frank M. Ward
                                             Title:   Director

                                            CHICAGO MINIATURE LAMP (CANADA) INC.

                                            By________________________________
                                                Name: Frank Ward
                                                Title: President




                                            ADMINISTRATIVE AGENT

                                            BANKBOSTON, N.A.
                                            as Administrative Agent


                                            By_________________________________
                                                Name: Timothy G. Clifford
                                                Title: Director


                                            CO-AGENTS:

                                            ABN AMRO BANK N.V.
                                            as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:

                                            CORESTATES BANK, N.A.
                                            as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:

                                            FIRST UNION NATIONAL BANK
                                            as Co-Agent


                                            By_________________________________
                                              Name:
                                              Title:

                                            MANAGER:

                                            FLEET NATIONAL BANK
                                            as Manager


                                            By_________________________________
                                              Name:
                                              Title:


                                            LENDERS:


                                            BANKBOSTON, N.A.


                                            By_________________________________
                                              Name:Timothy G. Clifford
                                              Title:Director


                                            ABN AMRO BANK N.V.


                                            By_________________________________
                                              Name:
                                              Title:


                                            By_________________________________
                                              Name:
                                              Title:

                                            CORESTATES BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:


                                            FIRST UNION NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            FLEET NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            BAYERISCHE VEREINSBANK AG


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            MELLON BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:

                                            STATE STREET BANK AND TRUST COMPANY


                                            By_________________________________
                                                Name:
                                                Title:


                                            THE BANK OF NOVA SCOTIA


                                            By_________________________________
                                                Name:
                                                Title:


                                            BANK OF SCOTLAND


                                            By_________________________________
                                                Name:
                                                Title:


                                            NATEXIS BANQUE (BFCE)


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            IMPERIAL BANK


                                            By_________________________________
                                                Name:
                                                Title:

                                            KREDIETBANK N.V.


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            LLOYDS BANK PLC


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            THE SUMITOMO BANK, LIMITED


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            USTRUST


                                            By_________________________________
                                                Name:
                                                Title:

         THIRD AMENDMENT TO CREDIT AGREEMENT



         This THIRD AMENDMENT TO CREDIT AGREEMENT dated as of March 31, 1998 (this "AMENDMENT"), among CHICAGO MINIATURE LAMP, INC. and its DOMESTIC SUBSIDIARIES (collectively the "BORROWERS"), THE GUARANTORS PARTY TO THE CREDIT AGREEMENT DEFINED BELOW (the "GUARANTORS"), THE SPECIAL CREDIT PARTIES PARTY TO THE CREDIT AGREEMENT, THE LENDERS PARTY TO THE CREDIT AGREEMENT (the "LENDERS"), THE CO-AGENTS PARTY TO THE CREDIT AGREEMENT, comprised of ABN AMRO BANK N.V., CORESTATES BANK, N.A., and FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK as Manager, and BANKBOSTON, N.A., as Administrative and Documentary Agent (the "ADMINISTRATIVE AGENT").

         WHEREAS, pursuant to the Credit Agreement (as defined below), the Lenders have agreed to make Revolving Credit Loans to the Borrowers in an aggregate principal amount not in excess of the Revolving Credit Commitment; and

         WHEREAS, the Credit Parties, the Lenders and the Administrative Agent wish to amend the Credit Agreement to reflect all of the forgoing provisions of the Credit Agreement and the other Loan Documents as provided below;

         NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

                  1. REFERENCE TO CREDIT AGREEMENT.

         Reference is made to the Amended and Restated Credit Agreement dated as of October 30, 1997 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among the Borrowers, the Guarantors, the Special Credit Parties party thereto, the Lenders, ABN Amro Bank, N.V., Corestates Bank, N.A. and First Union National Bank as Co-Agents, Fleet National Bank as Manager and the Administrative Agent. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

                  2. AMENDMENTS.

         The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the Loan Documents are hereby amended, effective as of the date hereof, as follows:

                  (a) AMENDMENT OF CREDIT AGREEMENT AND LOAN DOCUMENTS AS TO CHANGE OF NAME: Effective April 27, 1998, all references to Chicago Miniature Lamp, Inc. or CML in any of the Loan Documents shall be deemed to be references to SLI, Inc., the successor by name change to Chicago Miniature Lamp, Inc. All of the terms and conditions of the Loan Documents which apply to CML shall apply to SLI, Inc. to the same extent and without further amendment or modification.

                  (b) AMENDMENT OF SECTION 2.10 (b) (II) OF THE CREDIT AGREEMENT. Section 2.10 (b) (ii) is deleted from the Credit Agreement in its entirety and the following is added to read as follows:

                  (ii) INCURRENCE OF DEBT OR OFFERING OF EQUITY. Without limiting the obligation of the Borrowers to obtain the consent of the Required Revolving Credit Lenders to any incurrence of Indebtedness or sale of equity securities not otherwise permitted hereunder, the Borrowers agree, on or prior to the closing of any incurrence of debt pursuant to Section 7.1(h) or sale of equity securities by any Credit Party to deliver to the Administrative Agent a statement certified by a Financial Officer, in form and detail reasonably satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Payments of such incurrence of debt or sale of equity securities that will (on the date of such incurrence or sale) be received by any Credit Party in cash and the Borrowers will prepay the Loans hereunder (and provide cover for LC Exposure and the Bank Guaranties as specified in Section 2.4(j) upon the date of such incurrence of debt or such sale of securities, in an aggregate amount equal to 100% of such estimated amount of the Net Cash Payments from such incurrence of debt or 50% of such estimated amount of the Net Cash Payments from such sale of equity securities received by any Credit Party, such prepayment to be effected in each case in the manner and to the extent specified in clause (iv) of this Section 2.10(b); provided that such prepayment shall not reduce any of the Revolving Credit Commitments.


                  3. NO DEFAULT; REPRESENTATIONS AND WARRANTIES, ETC.

         The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default specified in Section 8 of the Credit Agreement, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

                  4. CONDITIONS TO THIS AMENDMENT.

         Concurrently herewith (and as conditions to the Lenders' consent to this Amendment), the Credit Parties will furnish and covenant to furnish the Administrative Agent with the following:

         (a) Delivery no later than July 31, 1998 of all necessary documents to be filed in the appropriate offices of each Governmental Authority which the Administrative Agent deems necessary and appropriate to reflect the change of name of CML to SLI, Inc. so that the Collateral Documents will remain in full force and effect and continue to perfect a First Priority Lien in favor of the Administrative Agent for benefit of the Lenders.

         (b) Delivery at the execution of this amendment of a substitute note to any Lender which requests such a substitute note evidencing the Obligations due to such Lender under its Revolving Credit Commitment.

         (c) Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment; including, without limitation, evidence of the change of name to SLI, Inc. and evidence of the filing of such change of name with the appropriate Governmental Authority accompanied by an appropriate good standing certificate for SLI, Inc. by May 8, 1998.

         (d) Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

         5. MISCELLANEOUS.

         (a) CML has taken no other action which amends or proposes to amend its charter and by-laws other than the proposed change of its name to SLI, Inc., and CML does hereby reaffirm its Obligations to the Administrative Agent and the Lenders under the Loan Documents.

         (b) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

         (c) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

         (d) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (e) The Credit Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Lenders in connection with this Amendment and the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

                                           BORROWERS:

                                           CHICAGO MINIATURE LAMP, INC.

                                           CHICAGO MINIATURE LAMP -
                                           SYLVANIA LIGHTING INTERNATIONAL, INC.

                                           CML AIR, INC.

                                           CML BALLAST, INC.

                                           CML FIBEROPTICS, INC.

                                           ELECTRO FIBEROPTICS CORP.

                                           POWER LIGHTING PRODUCTS, INC.

                                           VBT, INC.


                                           By______________________________
                                             Name:Frank M. Ward
                                             Title:    President


                                           BADALEX LIMITED


                                           By______________________________
                                             Name:Frank M. Ward
                                             Title:    Director

         Each of the undersigned has guaranteed the Obligations of the Borrowers to the Lenders pursuant to the terms of Article III of the Credit Agreement. By executing this Consent of Guarantors, each undersigned Guarantor hereby absolutely and unconditionally reaffirms the provisions of such Article III and acknowledges and agrees to the terms and conditions of this Amendment and the terms and conditions of the Credit Agreement as amended hereby.

                                           GUARANTORS:

                                           A&S ELECTRIC spol s.r.o.

                                           ALBA LIGHT DESIGN GmbH

                                           ALBA SPEZIALLAMPEN GmbH

                                           ALBA SPEZIALLAMPEN HOLDING, GmbH

                                           ALBA TECHNOLOGY (M) Sdr. Bhd.

                                           ARNOLD GmbH

                                           BADALEX LIMITED

                                           BSC ARNOLD GmbH & CO.

                                           CCC DE MEXICO, S.A. DE C.V.

                                           CHICAGO MINIATURE LAMP EUROPE LIMITED

                                           CHICAGO MINIATURE LAMP - SYLVANIA
                                           LIGHTING INTERNATIONAL I, B.V.

                                           IDI INTERNACIONAL S.A.

                                           W. ALBRECHT GmbH und Co. KG

                                           W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT
                                            GmbH und CO.

                                           By______________________________
                                             Name:Frank M. Ward
                                             Title:   Director

                                           CHICAGO MINIATURE LAMP (CANADA) INC.

                                           By________________________________

                                             Name: Frank Ward
                                             Title: President


                                           ADMINISTRATIVE AGENT

                                           BANKBOSTON, N.A.
                                           as Administrative Agent


                                           By__________________________________
                                                Name: Timothy G. Clifford
                                                Title: Director


                                           CO-AGENTS:

                                           ABN AMRO BANK N.V.
                                           as Co-Agent


                                           By__________________________________
                                                Name:
                                                Title:


                                           By__________________________________
                                                Name:
                                                Title:

                                           CORESTATES BANK, N.A.
                                           as Co-Agent


                                           By__________________________________
                                                Name:
                                                Title:

                                           FIRST UNION NATIONAL BANK
                                           as Co-Agent


                                            By_________________________________
                                                Name:
                                                Title:

                                            MANAGER:

                                            FLEET NATIONAL BANK
                                            as Manager


                                            By_________________________________
                                                Name:
                                                Title:


                                            LENDERS:


                                            BANKBOSTON, N.A.


                                            By_________________________________
                                                Name:Timothy G. Clifford
                                                Title:Director


                                            ABN AMRO BANK N.V.


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:

                                            FIRST UNION NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            FLEET NATIONAL BANK


                                            By_________________________________
                                                Name:
                                                Title:


                                            BAYERISCHE VEREINSBANK AG


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            MELLON BANK, N.A.


                                            By_________________________________
                                                Name:
                                                Title:


                                            STATE STREET BANK AND TRUST COMPANY


                                            By_________________________________
                                                Name:
                                                Title:

                                            THE BANK OF NOVA SCOTIA


                                            By_________________________________
                                                Name:
                                                Title:


                                            BANK OF SCOTLAND


                                            By_________________________________
                                                Name:
                                                Title:


                                            NATEXIS BANQUE (BFCE)


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            IMPERIAL BANK


                                            By_________________________________
                                                Name:
                                                Title:

                                            KREDIETBANK N.V.


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            LLOYDS BANK PLC


                                            By_________________________________
                                                Name:
                                                Title:


                                            By_________________________________
                                                Name:
                                                Title:


                                            USTRUST


                                            By_________________________________
                                                Name:
                                                Title: